UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21348

Name of Fund: BlackRock Municipal Income Fund, Inc. (MUI)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Municipal Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2022

Date of reporting period: 07/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock Municipal Income Fund, Inc. (MUI)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2022

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, surging inflation, and U.S. Federal Reserve policy tightening. The market experienced a drawdown on par with some of the worst in history in early-2022 but rebounded modestly as interest rates peaked amid slowing economic growth late in the period. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, challenging supply-and-demand dynamics drove municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and higher-rated bonds outperformed.

During the 12 months ended July 31, 2022, municipal bond funds experienced net outflows totaling $65 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early-2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $421 billion in issuance, below the $471 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of July 31, 2022 6 months: (3.95)% 12 months: (6.93)%

A Closer Look at Yields

From July 31, 2021 to July 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 150 basis points (“bps”) from 1.39% to 2.89%, while ten-year rates increased by 139 bps from 0.82% to 2.21% and five-year rates increased by 144 bps from 0.36% to 1.80% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 4bps, lagging the 158 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations early in the period, the selloff experienced in early-2022 restored value to the asset class. Municipal-to-Treasury ratios are through their 5-year averages in the long-end of the curve, while municipals out yield both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, we believe tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. We believe state housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of July 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA)

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Fund”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of July 31, 2022 ($12.10)(a)	5.40%
Tax Equivalent Yield(b)	9.12%
Current Monthly Distribution per Common Share(c)	$0.0545
Current Annualized Distribution per Common Share(c)	$0.6540
Leverage as of July 31, 2022(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$12.10	$13.65	(11.36)%	$15.18	$10.10
Net Asset Value	11.17	13.74	(18.70)	13.74	10.32

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(14.27)%	2.93%	4.50%
Fund at Market Price(a)(b)	(6.52)	5.22	4.90
Customized Reference Benchmark(c)	(7.23)	2.49	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (75%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (25%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Income contributed to the Trust’s performance, but it was not sufficient to offset the sharp downturn in prices. The Trust was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 years and above. This positioning detracted from performance, since longer-dated bonds lagged due to their greater degree of interest-rate sensitivity. Holdings in bonds with coupons of less than 5%, which also tend to have above-average interest rate sensitivity, further hurt results. The Trust’s use of leverage, while augmenting income, detracted by amplifying the effect of falling prices. At the sector level, holdings in healthcare and education issues had the largest adverse impact on performance.

On the positive side, the Trust’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in short-duration bonds, including pre-refunded issues, held up better than longer-dated securities. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of July 31, 2022 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22
County/City/Special District/School District	17.1%
Health	14.6
Education	13.1
Transportation	12.8
Utilities	10.5
Corporate	9.6
Tobacco	9.3
State	7.8
Housing	5.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22
AAA/Aaa	2.8%
AA/Aa	19.6
A	23.4
BBB/Baa	9.9
BB/Ba	11.1
B	2.9
N/R(e)	30.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	5.7%
2023	8.5
2024	7.1
2025	5.6
2026	8.5

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.2% of the Fund’s total investments.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA)

Investment Objective

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from U.S. federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower rating categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by S&P Global Ratings, or securities that are unrated but are deemed by the investment adviser to be of comparable quality at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of July 31, 2022 ($12.55)(a)	4.35%
Tax Equivalent Yield(b)	7.35%
Current Monthly Distribution per Common Share(c)	$0.0455
Current Annualized Distribution per Common Share(c)	$0.5460
Leverage as of July 31, 2022(d)	31%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$12.55	$16.20	(22.53)%	$16.77	$10.83
Net Asset Value	12.53	15.23	(17.73)	15.23	11.65

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An index designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

F U N D S U M M A R Y	9

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(13.43)%	2.24%	4.11%
Fund at Market Price(a)(b)	(18.49)	0.84	4.22
High Yield Customized Reference Benchmark(c)	(7.98)	3.52	N/A
Bloomberg Municipal High Yield Bond Index	(8.16)	4.26	4.57

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The High Yield Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Rated Baa Index (20%), the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (60%) and the Bloomberg Municipal Investment Grade ex BBB Index (20%). The High Yield Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—held up better than the broader market. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22
Education	15.4%
County/City/Special District/School District	13.9
State	13.0
Transportation	12.7
Health	10.4
Corporate	9.3
Tobacco	8.7
Housing	8.6
Utilities	8.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22
AAA/Aaa	0.7%
AA/Aa	14.1
A	13.9
BBB/Baa	7.9
BB/Ba	11.7
B	3.3
CCC/Caa	0.2
N/R(e)	48.2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	8.3%
2023	10.3
2024	5.8
2025	4.7
2026	7.1

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.3% of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI)

Investment Objective

BlackRock Municipal Income Fund, Inc.’s (MUI) (formerly known as BlackRock Muni Intermediate Duration Fund, Inc.) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade or, if unrated, are deemed to be of comparable quality by the investment adviser, at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2022 ($12.44)(a)	5.21%
Tax Equivalent Yield(b)	8.80%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of July 31, 2022(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$12.44	$16.01	(22.30)%	$16.03	$11.49
Net Asset Value	13.64	16.25	(16.06)	16.27	12.72

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(12.08)%	1.80%	3.20%
Fund at Market Price(a)(b)	(18.62)	1.65	1.95
National Customized Reference Benchmark(c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. Holdings in bonds on with maturities in the 10- to 15-year range detracted, as did those with maturities of 20 years and longer. Longer-dated bonds lagged due to their higher degree of interest-rate sensitivity. Holdings in bonds with coupons of less than 5%, which also tend to have above-average interest rate sensitivity, further hurt results. The Fund’s use of leverage, while augmenting income, detracted by amplifying the effect of falling prices. At the sector level, holdings in state tax-backed, transportation and healthcare issues had the largest adverse impact on performance.

On the positive side, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in short-duration bonds, including pre-refunded issues, held up better than longer-dated securities. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of July 31, 2022 (continued)	BlackRock Municipal Income Fund, Inc. (MUI)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22
Transportation	31.5%
State	17.2
Health	13.9
County/City/Special District/School District	10.7
Utilities	8.6
Education	7.1
Corporate	5.1
Tobacco	3.4
Housing	2.5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	1.3%
2023	11.0
2024	5.3
2025	5.7
2026	12.2

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22
AAA/Aaa	7.2%
AA/Aa	40.9
A	32.9
BBB/Baa	7.1
BB/Ba	3.9
B	0.1
N/R(e)	7.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Fund’s total investments.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD)

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of July 31, 2022 ($11.72)(a)	5.27%
Tax Equivalent Yield(b)	8.90%
Current Monthly Distribution per Common Share(c)	$0.0515
Current Annualized Distribution per Common Share(c)	$0.6180
Leverage as of July 31, 2022(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$11.72	$15.41	(23.95)%	$15.48	$10.55
Net Asset Value	12.73	15.61	(18.45)	15.62	11.83

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	15

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(14.41)%	1.85%	3.59%
Fund at Market Price(a)(b)	(20.18)	(0.78)	2.16
National Customized Reference Benchmark(c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—held up better than the broader market. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22
Transportation	21.9%
Health	16.7
State	15.0
County/City/Special District/School District	9.6
Utilities	8.9
Housing	7.4
Education	7.1
Corporate	6.8
Tobacco	6.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22
AAA/Aaa	5.5%
AA/Aa	40.1
A	29.7
BBB/Baa	8.1
BB/Ba	5.4
B	1.7
N/R(e)	9.5

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	6.9%
2023	6.7
2024	7.4
2025	8.3
2026	3.3

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2.4% of the Fund’s total investments.

F U N D S U M M A R Y	17

Fund Summary as of July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY)

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

On May 20, 2022, the Board approved a change in the fiscal year end of the Fund, effective as of July 31, 2022, from April 30 to July 31.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of July 31, 2022 ($13.12)(a)	5.12%
Tax Equivalent Yield(b)	8.65%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of July 31, 2022(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	07/31/22	07/31/21	Change	High	Low
Closing Market Price	$13.12	$16.60	(20.96)%	$16.99	$11.75
Net Asset Value	13.89	16.81	(17.37)	16.82	12.98

GROWTH OF $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Performance

Returns for the period ended July 31, 2022 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(13.07)%	2.28%	3.69%
Fund at Market Price(a)(b)	(16.86)	0.96	2.71
National Customized Reference Benchmark(c)	(7.05)	2.13	N/A
Bloomberg Municipal Bond Index	(6.93)	1.88	2.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

The Fund’s positions in longer-dated and low-coupon securities, which tend to have longer durations than the overall market, were the largest detractors at a time of rising rates. (Duration is a measure of interest rate sensitivity.) Holdings in high yield bonds, which lagged investment-grade issues, also hurt results. The Fund’s use of leverage, while augmenting income, amplified the effect of falling prices and thus detracted from performance. At the sector level, housing, healthcare and transportation issues underperformed due to their above-average duration.

The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Positions in pre-refunded bonds, while posting negative returns, held up better than the overall market due to their shorter duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	19

Fund Summary as of July 31, 2022 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	07/31/22
Transportation	25.8%
County/City/Special District/School District	16.6
Health	13.9
State	13.1
Housing	8.2
Utilities	7.8
Education	7.2
Corporate	4.1
Tobacco	3.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	07/31/22
AAA/Aaa	4.5%
AA/Aa	40.8
A	33.5
BBB/Baa	7.7
BB/Ba	3.3
B	0.4
CCC/Caa	—	(e)
N/R(f)	9.8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	5.1%
2023	8.4
2024	8.9
2025	7.5
2026	8.9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2022, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1.5% of the Fund’s total investments.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.5%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$1,655	$1,801,045
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	1,040	1,183,223
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53(a)	1,300	1,395,426
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	645	652,382
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(b)	154	142,897

		5,174,973

Arizona — 5.1%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	360	367,930
Series A, 5.38%, 07/01/50	925	943,035
Series A, 5.50%, 07/01/52	855	874,424
Series G, 5.00%, 07/01/47	135	136,375
Industrial Development Authority of the City of Phoenix, RB
Series A, 5.00%, 07/01/33	870	870,280
Series A, 5.00%, 07/01/46(b)	1,255	1,266,473
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35(b)	125	126,971
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	540	454,826
5.00%, 07/01/56	235	233,616
4.00%, 06/15/57	415	341,966
Maricopa County Industrial Development Authority, RB, AMT, 4.00%, 10/15/47(b)	835	770,029
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	382,460
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	803,819
Tempe Industrial Development Authority, Refunding RB, Series A, 4.00%, 12/01/46	140	112,857

		7,685,061

Arkansas(b) — 3.0%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	925	897,695
Series A, AMT, 4.75%, 09/01/49	3,570	3,579,867

		4,477,562

California — 9.7%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	140,004
California Housing Finance Agency, RB, M/F Housing, Class A, 3.25%, 08/20/36	643	608,744
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	70	71,853
Series A, 5.25%, 08/15/49	175	179,394
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	850	935,978
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	355	365,991
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	460	344,332

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 12/01/56	$1,265	$1,014,530
4.00%, 03/01/57	330	262,917
Series A, 3.00%, 09/01/56	725	555,074
Series A2, 3.25%, 07/01/56	155	114,600
Series B, 4.00%, 07/01/58	200	151,364
Series B, 4.00%, 12/01/59	835	606,402
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	2,545	2,078,748
Series B, Sub Lien, 4.00%, 12/01/59	285	210,612
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(c)	10,530	1,337,605
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/35(b)(d)	830	394,613
Indio Finance Authority, Refunding RB, Series A, 4.50%, 11/01/52(e)	595	612,276
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	935	942,572
Riverside County Transportation Commission, Refunding RB
2nd Lien, 4.00%, 06/01/47	180	174,242
Senior Lien, 3.00%, 06/01/49	120	98,584
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	355	344,235
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/31(b)(c)	1,265	821,626
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/38(c)	3,725	2,066,332
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(f)	165	173,768

		14,606,396

Colorado — 3.7%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	275	262,589
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/53	320	321,632
Series A, AMT, 5.50%, 11/15/53	340	386,646
Colorado Health Facilities Authority, RB
Series A, 5.00%, 05/15/35	140	135,671
Series A, 5.00%, 05/15/44	180	164,119
Series A, 5.00%, 05/15/49	120	106,229
Series A, 5.00%, 05/15/58	250	213,604
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	500	469,667
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,601,762
Fitzsimons Village Metropolitan District No.3, Refunding GO, Series A-1, 4.00%, 12/01/31	500	456,773
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	500	423,667
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	650	639,365
Waters’ Edge Metropolitan District No.2, GO, 5.00%, 12/01/51	500	437,188

		5,618,912

Connecticut(b) — 0.9%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	160	163,899

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, RB (continued)
Series A, 5.00%, 01/01/55	$210	$212,798
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	860	916,659

		1,293,356

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(g)	450	450,000

District of Columbia — 1.2%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/43(f)	260	270,440
District of Columbia, TA, 5.13%, 06/01/41	750	751,814
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	818,352

		1,840,606

Florida — 8.9%
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/23	100	100,690
4.00%, 11/15/29	100	99,468
4.00%, 11/15/33	625	608,266
Buckhead Trails Community Development District, SAB, Series 2022, 5.75%, 05/01/52	145	146,162
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	210	215,895
Series A-2, 4.60%, 05/01/31	515	524,629
Capital Trust Agency, Inc., RB
Series A, 5.75%, 06/01/54(b)	450	433,940
Series B, 0.00%, 01/01/60(c)	3,000	236,361
Capital Trust Agency, Inc., RB, CAB(b)(c)
0.00%, 07/01/61	25,215	1,531,241
Subordinate, 0.00%, 01/01/61	5,865	415,741
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	120	123,450
AMT, 5.00%, 10/01/49	560	548,353
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/46	775	222,919
Series A-2, 0.00%, 10/01/47	745	202,428
Series A-2, 0.00%, 10/01/48	525	134,514
Series A-2, 0.00%, 10/01/49	435	105,402
Florida Development Finance Corp., RB(b)
5.25%, 06/01/55	525	483,724
5.00%, 06/15/56	550	523,502
Series B, 4.50%, 12/15/56	705	558,617
Series C, 5.75%, 12/15/56	250	204,869
Florida Development Finance Corp., Refunding RB
5.00%, 06/01/51	165	145,976
6.50%, 06/30/57(b)	250	255,390
Lakes of Sarasota Community Development District, SAB
Series A-1, 2.75%, 05/01/26	100	96,959
Series A-1, 3.90%, 05/01/41	285	251,326
Series B-1, 3.00%, 05/01/26	100	96,968
Series B-1, 4.13%, 05/01/41	200	176,238
Series B-1, 4.30%, 05/01/51	100	84,791
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/26	100	100,167
5.13%, 05/01/46	355	356,373

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, SAB (continued)
Series 1B, 4.75%, 05/01/29	$270	$279,742
Series 1B, 5.30%, 05/01/39	310	327,789
Series 1B, 5.45%, 05/01/48	550	578,619
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	130	99,696
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/47	110	114,026
Series A, 5.00%, 11/01/52	150	155,293
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	535	463,930
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 11/01/24(a)(d)	310	234,361
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(a)(h)(i)	340	3
Trout Creek Community Development District, SAB
5.00%, 05/01/28	160	163,164
5.50%, 05/01/49	570	579,675
Village Community Development District No.14, SA
5.38%, 05/01/42	415	432,039
5.50%, 05/01/53	310	322,163
West Villages Improvement District, SAB
4.75%, 05/01/39	220	218,733
5.00%, 05/01/50	450	444,658

		13,398,250

Georgia — 5.5%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	355	314,230
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	110	112,376
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54(f)	240	262,373
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/49	1,770	1,926,944
Series B, 5.00%, 12/01/52(a)(e)	2,230	2,390,228
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	865	833,688
4.00%, 01/01/59	1,640	1,561,144
Series A, 5.00%, 07/01/52	460	486,444
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	320	311,043

		8,198,470

Idaho — 0.4%
Idaho Health Facilities Authority, Refunding RB, 3.00%, 03/01/51	700	549,347

Illinois — 7.7%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	815,200
Series D, 5.00%, 12/01/46	1,035	1,052,884
Series H, 5.00%, 12/01/36	935	971,748
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	350	370,113
Series C, 5.00%, 12/01/27	415	451,412
Series C, 5.00%, 12/01/34	940	985,006
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 4.00%, 12/01/49	640	625,077
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	656,465
Cook County Community College District No.508, GO, 5.50%, 12/01/38	350	362,273

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	$1,500	$1,598,488
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	200	208,302
Series A, 5.00%, 06/15/57	555	573,410
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	410	386,389
Series B, 5.00%, 06/15/52	225	230,396
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(c)	500	103,972
State of Illinois, GO
5.00%, 05/01/27	500	521,915
5.00%, 01/01/28	1,005	1,078,954
University of Illinois, RB, Series A, 5.00%, 04/01/44	475	486,486

		11,478,490

Indiana — 3.4%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	365	387,409
AMT, 7.00%, 01/01/44	885	936,126
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	810	810,539
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(f)	160	163,972
Series A, AMT, 5.25%, 07/01/23(f)	1,190	1,223,196
Series A, AMT, 6.75%, 05/01/39	515	590,665
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	595	538,671
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	450,782

		5,101,360

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	195	171,582

Kentucky — 0.4%
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(a)(d)	565	617,464

Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	445	417,297
Louisiana Public Facilities Authority, RB, Series A, 6.50%, 06/01/62(b)	105	107,067
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/33	360	366,229
Series A, 5.25%, 05/15/35	945	969,597

		1,860,190

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	380	333,017

Maryland — 2.0%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	925	998,909

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	$380	$415,291
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	1,480	1,592,277

		3,006,477

Massachusetts — 1.8%
Massachusetts Development Finance Agency, RB
Series A, 6.50%, 11/15/43(b)(f)	1,000	1,061,468
Series A, 5.00%, 01/01/47	860	889,736
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/45	100	88,632
4.00%, 07/01/50	150	127,243
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	545	546,183

		2,713,262

Michigan — 1.0%
City of Detroit Michigan, GO
5.00%, 04/01/34	140	147,101
5.00%, 04/01/35	140	146,779
5.00%, 04/01/36	95	99,374
5.00%, 04/01/37	155	161,778
5.00%, 04/01/38	70	72,889
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	460	335,510
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	500	504,178

		1,467,609

Minnesota — 1.7%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,940	1,900,901
Series A, 5.25%, 02/15/58	655	690,975

		2,591,876

Missouri — 1.7%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	115	117,974
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	330	298,344
Series A, 4.75%, 11/15/47	365	308,694
Kansas City Industrial Development Authority, ARB
AMT, (AGM), 4.00%, 03/01/57	975	951,134
Class B, AMT, 5.00%, 03/01/54	850	888,106

		2,564,252

Nebraska — 0.2%
Central Plains Energy Project, Refunding RB, 5.25%, 09/01/37	285	285,763

New Hampshire — 1.0%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	260	236,500
Series A, 4.25%, 08/15/46	290	256,222
Series A, 4.50%, 08/15/55	600	525,636

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire (continued)
New Hampshire Business Finance Authority, Refunding RB(a)(b)
Series A, 3.63%, 07/01/43	$130	$113,167
Series B, AMT, 3.75%, 07/01/45	375	327,258

		1,458,783

New Jersey — 11.1%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	475	492,369
5.25%, 11/01/44	1,160	1,193,508
New Jersey Economic Development Authority, ARB, AMT, 5.13%, 09/15/23	750	758,152
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/43	195	206,484
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/31(f)	1,225	1,415,050
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	762,534
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	1,230	1,004,770
New Jersey Higher Education Student Assistance Authority, Refunding RB
Sub-Series C, AMT, 3.63%, 12/01/49	645	564,565
Series C, AMT, Subordinate, 4.25%, 12/01/50	1,340	1,245,746
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	585	601,273
Series S, 5.25%, 06/15/43	2,535	2,735,260
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	245	247,248
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	730	787,424
Series A, 5.25%, 06/01/46	1,700	1,791,839
Sub-Series B, 5.00%, 06/01/46	2,825	2,885,947

		16,692,169

New York — 16.7%
Erie Tobacco Asset Securitization Corp., Refunding RB,
Series A, 5.00%, 06/01/45	910	909,912
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	1,125	1,166,443
Series B, 5.25%, 11/15/39	400	413,402
Metropolitan Transportation Authority, Refunding RB,
Series C-1, 4.75%, 11/15/45	985	1,020,888
New York City Industrial Development Agency, Refunding RB, (AGM), 3.00%, 03/01/49	465	369,363
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	5,000	5,016,660
Subordinate, 3.00%, 05/01/46	1,180	1,031,849
Series A-1, Subordinate, 4.00%, 08/01/48(e)	555	552,784
Series F-1, Subordinate, 4.00%, 02/01/51	190	190,282
Series F-1, Subordinate, 5.00%, 02/01/51	270	301,187
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	900	903,788
Series A, 5.00%, 06/01/42	1,505	1,495,809
Series A, 5.00%, 06/01/45	555	547,454
New York Counties Tobacco Trust VI, Refunding RB,
Series A-2-B, 5.00%, 06/01/51	1,000	1,006,360
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(b)	2,355	2,362,322

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB (continued)
Series 2, Class 2, 5.15%, 11/15/34(b)	$160	$162,584
Series 2, Class 2, 5.38%, 11/15/40(b)	395	402,771
Series A, 2.88%, 11/15/46	1,290	1,019,711
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	565	562,711
New York State Dormitory Authority, Refunding RB, 5.00%, 12/01/33(b)	410	438,234
New York Transportation Development Corp., ARB AMT, 5.00%, 12/01/39	555	592,559
Series A, AMT, 5.25%, 01/01/50	1,000	1,016,129
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	190	197,338
AMT, 5.00%, 10/01/40	535	550,088
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	730	788,824
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(b)	755	667,363
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,295	1,319,757

		25,006,572

Ohio — 4.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,400	3,387,760
Cleveland-Cuyahoga County Port Authority, Refunding TA(b)
4.00%, 12/01/55	120	100,519
4.50%, 12/01/55	100	82,378
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	797,845
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	400	394,160
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	185	157,900
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	805	711,666
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,242,269

		6,874,497

Oklahoma — 4.0%
Oklahoma Development Finance Authority, RB 7.25%, 09/01/51(b)	2,205	2,285,734
Series B, 5.00%, 08/15/38	1,450	1,392,244
Series B, 5.25%, 08/15/43	1,305	1,246,101
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	155	133,592
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	939,870

		5,997,541

Oregon — 0.4%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	625	323,538
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52	235	229,303

		552,841

Pennsylvania — 3.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	470	481,884
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	100	81,006

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Bucks County Industrial Development Authority, RB (continued)
4.00%, 07/01/51	$100	$79,305
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/51	1,240	1,233,130
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	465	481,655
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	720	735,571
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	805	810,447
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	542,555

		4,445,553

Puerto Rico — 5.8%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)	9,585	693,034
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	820	833,368
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40	72	70,082
Series A-1, Restructured, 4.75%, 07/01/53	1,529	1,523,283
Series A-1, Restructured, 5.00%, 07/01/58	3,066	3,088,023
Series A-2, Restructured, 4.33%, 07/01/40	851	842,460
Series A-2, Restructured, 4.78%, 07/01/58	1,038	1,035,125
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	1,914	553,113

		8,638,488

Rhode Island — 2.5%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	410	366,736
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	420	429,276
Series B, 4.50%, 06/01/45	1,630	1,631,946
Series B, 5.00%, 06/01/50	1,360	1,388,809

		3,816,767

South Carolina — 3.6%
South Carolina Jobs-Economic Development Authority, RB,
Series A, 5.00%, 11/15/54	165	156,104
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,180,416
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,840	1,905,763
Series E, 5.00%, 12/01/48	420	431,277
Series E, 5.50%, 12/01/53	750	771,419
South Carolina Public Service Authority, Refunding RB
Series A, 4.00%, 12/01/33	550	568,573
Series E, 5.25%, 12/01/55	430	448,744

		5,462,296

Tennessee — 1.6%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 5.63%, 01/01/46	570	430,058

Security	Par (000)	Value

Tennessee (continued)
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	$290	$270,135
Series A, 5.25%, 10/01/58	1,430	1,522,062
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(c)	450	156,758

		2,379,013

Texas — 8.7%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	335	268,682
Arlington Higher Education Finance Corp., RB, Series A, 5.75%, 08/15/62	500	501,009
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	180	176,720
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	325	340,304
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	285	225,144
City of Houston Texas Airport System Revenue, ARB, AMT, 4.00%, 07/15/41	100	89,864
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	125	128,588
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	800	820,213
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/43(f)	210	214,949
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/34(c)	3,000	1,704,300
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(c)	5,200	2,638,033
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	430	439,579
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52(e)	600	611,993
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	135	141,756
Series A, 5.75%, 08/15/45	275	284,832
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	1,920,537
Port Beaumont Navigation District, RB, AMT, 2.75%, 01/01/36(b)	710	571,214
San Antonio Education Facilities Corp., RB
Series A, 5.00%, 10/01/41	85	79,612
Series A, 5.00%, 10/01/51	115	100,753
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	1,025	1,034,828
Texas Transportation Commission, RB, CAB, 0.00%, 08/01/43(c)	2,205	792,911

		13,085,821

Utah(b) — 0.1%
Utah Charter School Finance Authority, RB
Series A, 5.00%, 06/15/41	100	98,673
Series A, 5.00%, 06/15/52	125	120,359

		219,032

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Vermont — 0.3%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	$455	$449,998

Virginia — 1.6%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	235	227,126
Series A, 5.13%, 03/01/31	510	444,687
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/34	235	241,497
Series A, 5.00%, 01/01/49	455	454,985
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,025	1,006,930

		2,375,225

Washington — 0.7%
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	350	363,510
Washington State Convention Center Public Facilities District, RB, Series B, 3.00%, 07/01/58	425	279,901
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	472	454,879

		1,098,290

Wisconsin — 6.2%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	750	575,129
Public Finance Authority, RB
5.00%, 06/15/41(b)	165	154,170
5.00%, 01/01/42(b)	290	292,458
5.00%, 06/15/55(b)	440	385,642
5.00%, 01/01/56(b)	710	692,532
5.00%, 06/15/56(b)	230	196,078
Series A, 6.25%, 10/01/31(b)	290	287,762
Series A, 5.00%, 11/15/41	95	102,006
Series A, 7.00%, 10/01/47(b)	290	277,672
Series A, 5.00%, 10/15/50(b)	530	496,708
Series A, 4.75%, 06/15/56(b)	735	588,237
Series A-1, 4.50%, 01/01/35(b)	600	588,937
Series A-1, 5.50%, 12/01/48(b)(h)(i)	10	3,163
Series A-1, 5.00%, 01/01/55(b)	1,290	1,212,084
Series B, 0.00%, 01/01/35(b)(c)	1,055	484,689
Series B, 0.00%, 01/01/60(b)(c)	16,025	1,262,530
AMT, 4.00%, 03/31/56	930	784,465
Public Finance Authority, RB, CAB, Series B, 0.00%, 01/01/61(b)(c)	6,685	520,735
Public Finance Authority, Refunding RB, 4.00%, 04/01/52(b)	255	220,417
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 11/01/46	230	227,685

		9,353,099

Total Municipal Bonds — 135.5% (Cost: $206,216,940)		203,390,260

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(j)

California — 2.2%
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	$2,700	$2,822,477
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	495	533,747

		3,356,224

Colorado — 1.2%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(k)	1,810	1,752,847

Florida — 1.5%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(k)	2,321	2,216,424

Georgia — 0.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,004,421

Idaho — 1.5%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/27(f)	2,120	2,325,486

Illinois — 1.1%
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,581,905

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,815	1,757,638

Massachusetts — 1.2%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,796	1,810,005

Michigan — 1.3%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,000	1,980,608

Nebraska — 3.4%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	4,771	5,139,434

New York — 3.5%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,339	2,364,103
Port Authority of New York & New Jersey, Refunding ARB 194th Series, 5.25%, 10/15/55	1,215	1,278,681
Series 221, AMT, 4.00%, 07/15/55	1,720	1,657,022

		5,299,806

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(f)	1,180	1,293,963
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	226	222,270

		1,516,233

Pennsylvania — 2.8%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(k)	2,501	2,432,318
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	1,680	1,827,245

		4,259,563

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Rhode Island — 1.6%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	$2,448	$2,453,656

Texas — 7.5%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(f)	11,000	11,209,605

Virginia(k) — 2.3%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 01/01/28	2,224	2,629,784
Series A, Senior Lien, 4.00%, 07/01/60	795	795,782

		3,425,566

West Virginia — 1.3%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(k)	1,891	1,895,738

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.3% (Cost: $53,110,200)		52,985,159

Total Long-Term Investments — 170.8% (Cost: $259,327,140)		256,375,419

	Shares

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(l)(m)	504,905	505,057

Total Short-Term Securities — 0.3% (Cost: $504,905)		505,057

Total Investments — 171.1% (Cost: $259,832,045)		256,880,476

Other Assets Less Liabilities — 0.3%		440,106

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.0)%		(31,557,257)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.4)%		(75,649,863)

Net Assets Applicable to Common Shares — 100.0%		$150,113,462

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	When-issued security.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(h)	Issuer filed for bankruptcy and/or is in default.
(i)	Non-income producing security.
(j)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2026 to July 1, 2028, is $6,946,917. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$524,057	$—	$(20,173	)(a)	$1,021	$152	$505,057	504,905	$4,606	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	92	09/21/22	$11,135	$(203,223)
U.S. Long Bond	116	09/21/22	16,628	(571,000)
5-Year U.S. Treasury Note	84	09/30/22	9,554	(92,240)

				$(866,463)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$866,463	$—	$866,463

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,756,817	$—	$1,756,817

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,534,022)	$—	$(2,534,022)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$37,317,094

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$202,940,260	$450,000	$203,390,260
Municipal Bonds Transferred to Tender Option Bond Trusts	—	52,985,159	—	52,985,159

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Long-Term Municipal Advantage Trust (BTA)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$505,057	$—	$—	$505,057

	$505,057	$255,925,419	$450,000	$256,880,476

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(866,463)	$—	$—	$(866,463)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(31,506,046)	$—	$(31,506,046)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(107,506,046)	$—	$(107,506,046)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Corporate Bonds

Education — 0.5%
Capital Trust Agency, Inc., RB
8.25%, 01/01/44	$515	$788
8.25%, 01/01/49	1,105	22,100
Grand Canyon University, 5.13%, 10/01/28	2,445	2,298,300

Total Corporate Bonds — 0.5% (Cost: $3,389,038)		2,321,188

Municipal Bonds

Alabama — 1.9%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	3,745	4,075,478
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	2,140	2,434,708
MidCity Improvement District, SAB
4.25%, 11/01/32	160	151,762
4.50%, 11/01/42	255	226,923
4.75%, 11/01/49	270	239,039
Sumter County Industrial Development Authority, RB, AMT, 6.00%, 07/15/52(a)	1,740	1,759,914
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(b)	325	301,671

		9,189,495

Alaska — 0.2%
Northern Tobacco Securitization Corp., Refunding RB, Series A, Class 1, 4.00%, 06/01/50	1,000	948,822

Arizona — 4.6%
Arizona Industrial Development Authority, RB
7.10%, 01/01/55(b)	1,705	1,513,217
Class B, 4.00%, 07/01/41	160	147,824
Class B, 4.00%, 07/01/51	445	383,603
Class B, 4.00%, 07/01/61	890	733,643
Series A, 5.00%, 12/15/39(b)	250	254,934
Series A, 4.00%, 07/01/51	445	381,957
Series A, 4.00%, 07/01/61	910	744,053
Series B, 5.13%, 07/01/47(b)	665	671,268
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	960	981,147
Series A, 5.25%, 07/01/47	1,765	1,795,215
Series A, 5.50%, 07/01/52	1,775	1,815,325
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	100	100,710
5.00%, 05/15/56	405	395,685
Industrial Development Authority of the City of Phoenix, RB(b)
Series A, 6.50%, 07/01/34	570	602,604
Series A, 6.75%, 07/01/44	1,000	1,068,750
Industrial Development Authority of the City of Phoenix, Refunding RB(b)
5.00%, 07/01/35	625	634,674
5.00%, 07/01/45	1,425	1,435,078
Series A, 5.00%, 07/01/35	260	264,101
Industrial Development Authority of the County of Pima, Refunding RB(b)
4.00%, 06/15/51	1,155	972,823
5.00%, 07/01/56	475	472,203

Security	Par (000)	Value

Arizona (continued)
Industrial Development Authority of the County of Pima, Refunding RB(b) (continued)
4.00%, 06/15/57	$890	$733,373
La Paz County Industrial Development Authority, RB, 5.88%, 06/15/48(b)	875	897,887
Maricopa County Industrial Development Authority, RB(b)
5.25%, 10/01/40	465	487,500
5.50%, 10/01/51	465	486,049
AMT, 4.00%, 10/15/47	2,295	2,116,426
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	1,650	1,829,381
Tempe Industrial Development Authority, Refunding RB, Series A, 4.00%, 12/01/46	330	266,019

		22,185,449

Arkansas(b) — 2.7%
Arkansas Development Finance Authority, RB
Series A, AMT, 4.50%, 09/01/49	3,815	3,702,385
Series A, AMT, 4.75%, 09/01/49	9,090	9,115,123

		12,817,508

California — 9.4%
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	240	215,317
Series A-2, 4.00%, 08/01/47	1,550	1,275,878
California Municipal Finance Authority, RB
Series A, 5.50%, 08/01/34(b)	275	278,567
Series A, 6.00%, 08/01/44(b)	665	675,562
Series A, 3.00%, 02/01/46	315	254,792
Series A, 6.13%, 08/01/49(b)	580	589,866
Series A, 4.00%, 02/01/51	245	243,311
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	1,780	1,960,049
California School Finance Authority, RB
6.65%, 07/01/33	435	442,316
6.90%, 07/01/43	975	990,385
Series A, 6.40%, 07/01/48	1,570	1,610,939
California Statewide Communities Development Authority, RB, 5.25%, 12/01/38(b)	580	603,788
California Statewide Financing Authority, RB, Series B, 6.00%, 05/01/43	1,650	1,651,206
CMFA Special Finance Agency I, RB, M/F Housing, Series A, 4.00%, 04/01/56(b)	3,300	2,878,577
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	890	666,208
CMFA Special Finance Agency XII, RB, M/F Housing, 4.38%, 08/01/49(b)	485	393,144
CMFA Special Finance Agency, RB, M/F Housing, Series A-1, 3.00%, 12/01/56(b)	120	85,023
CSCDA Community Improvement Authority, RB, M/F Housing(b)
2.65%, 12/01/46	610	488,487
3.13%, 07/01/56	990	718,953
4.00%, 12/01/56	2,645	2,121,290
4.00%, 03/01/57	700	557,703
3.25%, 05/01/57	505	374,995
4.00%, 06/01/57	2,630	2,054,159
4.00%, 07/01/58	380	278,937
Series A, 3.00%, 09/01/56	1,570	1,202,023
Series A2, 3.25%, 07/01/56	335	247,684
Series B, 4.00%, 07/01/58	435	329,217

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) (continued)
Series B, 4.00%, 12/01/59	$6,035	$4,382,798
Senior Lien, 3.00%, 06/01/47	465	369,359
Senior Lien, 3.13%, 06/01/57	655	475,217
Series B, Sub Lien, 4.00%, 12/01/59	4,000	2,955,952
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(c)	28,850	3,664,758
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/35(b)(d)	1,705	810,620
Riverside County Transportation Commission, RB, Series A, Senior Lien, 5.75%, 06/01/23(e)	2,885	2,986,212
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	5,000	4,848,385
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB(b)(c)
Series D, 0.00%, 08/01/26	1,250	1,038,400
Series D, 0.00%, 08/01/43	1,500	532,384

		45,252,461

Colorado — 3.5%
9th Avenue Metropolitan District No.2, GO, 5.00%, 12/01/48	910	862,246
Arista Metropolitan District, Refunding GO, Series A, 5.00%, 12/01/38	1,240	1,241,406
Banning Lewis Ranch Metropolitan District No.8, GO, 4.88%, 12/01/51(b)	665	559,043
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	575	549,050
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.13%, 11/15/47	1,870	1,857,697
Series A, AMT, 4.13%, 11/15/53	1,025	1,030,227
Colorado Health Facilities Authority, RB
Series A, 5.00%, 05/15/35	355	344,023
Series A, 5.00%, 05/15/44	385	351,033
Series A, 5.00%, 05/15/49	260	230,162
Series A, 5.00%, 05/15/58	540	461,385
Fitzsimons Village Metropolitan District No.3, Refunding GO, Series A-1, 4.25%, 12/01/55	1,735	1,308,537
Green Valley Ranch East Metropolitan District No.6, GO, Series A, 5.88%, 12/01/50	935	942,036
Horizon Metropolitan District No.2, GO, Series A, 4.50%, 12/01/50	520	415,151
Inspiration Metropolitan District, GO, Series B, Subordinate, 5.00%, 12/15/36	812	712,038
Karl’s Farm Metropolitan District No.2, GO, Series A, 5.63%, 12/01/50(b)	545	524,843
Loretto Heights Community Authority, RB, 4.88%, 12/01/51	790	669,394
North Holly Metropolitan District, GO, Series A, 5.50%, 12/01/48	500	501,661
Palisade Metropolitan District No.2, GO, Subordinate, 7.25%, 12/15/49	1,211	1,148,498
Prairie Farm Metropolitan District, GO, Series A, 5.25%, 12/01/48	760	786,691

Security	Par (000)	Value

Colorado (continued)
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	$1,365	$1,342,667
Southlands Metropolitan District No.1, Refunding GO, Series A-1, 5.00%, 12/01/47	410	396,933
Waters’ Edge Metropolitan District No.2, GO, 5.00%, 12/01/51	790	690,757

		16,925,478

Connecticut — 1.3%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.00%, 11/15/38	1,300	1,203,296
Connecticut State Health & Educational Facilities Authority, RB(b)
Series A, 5.00%, 01/01/45	325	332,919
Series A, 5.00%, 01/01/55	435	440,795
Mohegan Tribal Finance Authority, RB, 7.00%, 02/01/45(b)	1,385	1,405,937
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 02/01/45(b)	957	975,450
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30(b)	1,835	1,955,895

		6,314,292

Delaware — 0.3%
Affordable Housing Opportunities Trust, RB, Series AH-01, Class B, 6.88%, 05/01/39(b)(f)	1,220	1,219,452

District of Columbia — 0.7%
District of Columbia Tobacco Settlement Financing Corp., RB, CAB, Series A, 0.00%, 06/15/46(c)	15,400	3,544,094

Florida — 13.8%
Babcock Ranch Community Independent Special District, SA
Series 2022, 5.00%, 05/01/42	510	516,290
Series 2022, 5.00%, 05/01/53	510	506,194
Boggy Creek Improvement District, Refunding SAB, Series 2013, 5.13%, 05/01/43	1,290	1,293,906
Brevard County Health Facilities Authority, Refunding RB(b)
4.00%, 11/15/23	125	125,862
4.00%, 11/15/24	440	443,513
4.00%, 11/15/25	460	463,418
4.00%, 11/15/27	495	496,868
4.00%, 11/15/29	435	432,684
4.00%, 11/15/32	450	441,028
4.00%, 11/15/35	675	647,988
Buckhead Trails Community Development District, SAB, Series 2022, 5.75%, 05/01/52	400	403,207
Capital Region Community Development District, Refunding SAB, Series A-1, 5.13%, 05/01/39	1,495	1,536,968
Capital Trust Agency, Inc., RB, Series A, 5.75%, 06/01/54(b)	940	906,451
Capital Trust Agency, Inc., RB, CAB, 0.00%, 07/01/61(b)(c)	53,225	3,232,216
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	245	252,043
AMT, 5.00%, 10/01/49	1,170	1,145,666
AMT, 4.00%, 10/01/51	850	698,255

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Collier County Industrial Development Authority, Refunding RB, Series A, 8.13%, 05/15/44(b)(g)(h)	$630	$430,371
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/50	730	168,261
Series A-2, 0.00%, 10/01/51	875	192,727
Series A-2, 0.00%, 10/01/52	875	184,248
Series A-2, 0.00%, 10/01/53	2,325	469,243
Series A-2, 0.00%, 10/01/54	875	168,948
Florida Development Finance Corp., RB(b) 5.00%, 06/15/56	1,150	1,094,595
Series A, 5.75%, 06/15/29	690	706,271
Series A, 6.00%, 06/15/34	835	854,141
Series A, 6.13%, 06/15/44	3,180	3,239,189
Series A, 5.13%, 06/15/55	3,645	3,215,397
Series B, 4.50%, 12/15/56	3,985	3,157,570
Series C, 5.75%, 12/15/56	1,325	1,085,803
AMT, 5.00%, 05/01/29	2,155	2,127,274
Series A, AMT, 5.00%, 08/01/29(a)	1,550	1,550,000
Florida Development Finance Corp., Refunding RB
5.00%, 06/01/51	355	314,070
6.50%, 06/30/57(b)	500	510,779
Greeneway Improvement District, SAB, 5.13%, 05/01/43(b)	1,280	1,281,631
Lakewood Ranch Stewardship District, SAB
4.25%, 05/01/26	125	125,209
4.95%, 05/01/29(b)	360	372,069
5.50%, 05/01/39(b)	365	384,648
3.00%, 05/01/41	275	219,234
5.13%, 05/01/46	770	772,978
5.65%, 05/01/48(b)	610	639,616
Series 1B, 4.75%, 05/01/29	565	585,385
Series 1B, 5.30%, 05/01/39	645	682,013
Series 1B, 5.45%, 05/01/48	1,150	1,209,840
Laurel Road Community Development District, SAB
Series A-1, 2.60%, 05/01/26	100	97,162
Series A-1, 3.00%, 05/01/31	100	92,408
Series A-1, 3.25%, 05/01/41	190	157,380
Series A-1, 4.00%, 05/01/52	300	260,458
Series A-2, 3.13%, 05/01/31	445	402,135
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	8,125	6,231,014
Miami-Dade County Industrial Development Authority, RB, 5.00%, 01/15/48	915	924,664
Midtown Miami Community Development District, Refunding SAB
Series A, 5.00%, 05/01/37	845	851,307
Series B, 5.00%, 05/01/37	495	498,695
North Powerline Road Community Development District, SA, 5.63%, 05/01/52(b)	1,305	1,315,191
North River Ranch Community Development District, SAB
Series A-1, 4.00%, 05/01/40	310	286,818
Series A-1, 4.25%, 05/01/51	530	475,143
Series A-2, 4.20%, 05/01/35	450	422,255
Series A-3, 4.75%, 05/01/40	600	557,619
Rolling Hills Community Development District, Refunding SA, Series A-2, 3.65%, 05/01/32	1,000	902,135

Security	Par (000)	Value

Florida (continued)
Sawyers Landing Community Development District, SAB, 4.25%, 05/01/53	$1,145	$992,897
Seminole County Industrial Development Authority, Refunding RB, 5.75%, 11/15/54	985	913,724
South Broward Hospital District, RB, Series A, 3.00%, 05/01/51	7,355	5,804,809
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 11/01/24(d)	805	608,583
Tolomato Community Development District, SAB, Series 2015-3, 6.61%, 05/01/40(g)(h)	875	9
Trout Creek Community Development District, SAB
5.38%, 05/01/38	430	441,113
5.50%, 05/01/49	1,105	1,123,755
Village Community Development District No.14, SA
5.38%, 05/01/42	1,120	1,165,984
5.50%, 05/01/53	830	862,567
West Villages Improvement District, SAB
4.75%, 05/01/39	455	452,379
5.00%, 05/01/50	940	928,840
Windward at Lakewood Ranch Community Development District, SAB
4.00%, 05/01/42	255	232,092
4.25%, 05/01/52	310	277,013

		66,562,216

Georgia — 1.2%
Atlanta Urban Redevelopment Agency, RB, 3.88%, 07/01/51(b)	765	677,144
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	290	296,265
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	560	610,137
Series A, 5.00%, 05/15/36	560	606,258
Series A, 5.00%, 05/15/37	615	668,303
Series A, 5.00%, 05/15/38	340	371,066
Series A, 5.00%, 05/15/49	1,130	1,230,196
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 07/01/52	915	967,600
Private Colleges & Universities Authority, Refunding RB, 4.00%, 10/01/50	345	335,853

		5,762,822

Guam — 0.1%
Territory of Guam, Refunding RB, Series A, 5.00%, 11/01/35	385	407,693

Idaho — 0.1%
Idaho Housing & Finance Association, RB, Series A, 6.95%, 06/15/55(b)	580	583,828

Illinois — 8.6%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,650	1,650,721
Series A, 4.00%, 12/01/47	1,665	1,566,968
Series C, 5.25%, 12/01/35	1,655	1,697,052
Series D, 5.00%, 12/01/46	2,155	2,192,121
Series H, 5.00%, 12/01/46	720	736,073
Chicago Board of Education, Refunding GO
Series B, 4.00%, 12/01/35	745	737,893
Series C, 5.00%, 12/01/25	725	766,663

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, Refunding GO (continued)
Series D, 5.00%, 12/01/31	$1,000	$1,067,666
Series G, 5.00%, 12/01/44	2,150	2,201,587
City of Chicago Illinois, Refunding GO
Series A, 6.00%, 01/01/38	1,260	1,390,160
Series B, 4.00%, 01/01/37	1,709	1,664,715
Illinois Finance Authority, RB(b)
5.00%, 07/01/51	2,000	1,714,506
5.00%, 07/01/56	2,000	1,673,666
Illinois Finance Authority, Refunding RB
6.60%, 07/01/24	340	337,396
6.00%, 02/01/34	365	371,516
6.13%, 02/01/45	860	870,857
Illinois State Toll Highway Authority, RB
Series A, 4.00%, 01/01/46	5,680	5,690,889
Series A, 5.00%, 01/01/46	1,770	1,980,039
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	2,370	2,468,374
Series A, 5.00%, 06/15/57	1,020	1,053,835
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	1,115	1,050,789
4.00%, 06/15/52	1,805	1,694,595
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(c)	14,000	2,911,216
Sales Tax Securitization Corp., Refunding RB,
Series A, 2nd Lien, 5.00%, 01/01/33	725	849,499
State of Illinois, GO
5.50%, 05/01/30	530	597,789
5.50%, 05/01/39	1,055	1,167,156
Village of Lincolnshire Illinois, ST, 6.25%, 03/01/34	1,374	1,375,864

		41,479,605

Indiana — 2.7%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	825	875,650
AMT, 7.00%, 01/01/44	2,000	2,115,540
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	1,715	1,716,141
City of Whiting, RB, AMT, 3.00%, 11/01/51	5,000	4,013,905
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23(e)	2,025	2,075,153
Series A, AMT, 6.75%, 05/01/39	1,060	1,215,737
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	1,230	1,113,555

		13,125,681

Kansas — 0.3%
City of Manhattan Kansas, RB, Series A, 4.00%, 06/01/52	480	394,396
City of Shawnee Kansas, RB(b)
5.00%, 08/01/41	230	231,403
5.00%, 08/01/56	850	832,555

		1,458,354

Security	Par (000)	Value

Kentucky — 1.0%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	$660	$662,861
Kentucky Public Transportation Infrastructure Authority, RB, Series A, 5.75%, 07/01/23(e)	4,000	4,146,904

		4,809,765

Louisiana — 2.2%
Juban Crossing Economic Development District, Refunding RB, Series C, 7.00%, 09/15/44(b)	2,340	2,081,825
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	930	872,103
Louisiana Public Facilities Authority, RB, Series A, 6.50%, 06/01/62(b)	280	285,511
Parish of St. James Louisiana, RB, 2nd Series,
6.35%, 07/01/40(b)	1,580	1,762,996
Tobacco Settlement Financing Corp., Refunding RB,
Series A, 5.25%, 05/15/35	5,570	5,714,982

		10,717,417

Maine — 0.2%
Finance Authority of Maine, RB, AMT, 8.00%, 12/01/51(b)	1,045	915,797

Maryland — 2.0%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	1,900	2,051,814
Maryland Economic Development Corp., RB
5.00%, 07/01/56	360	365,465
Class B, AMT, 5.25%, 06/30/55	1,555	1,672,675
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55(b)	3,010	3,238,347
Montgomery County Housing Opportunities Commission, RB, M/F Housing, Series C, (FHA), 2.85%, 01/01/51	2,645	2,093,396

		9,421,697

Massachusetts — 0.3%
Massachusetts Development Finance Agency, RB, 4.00%, 06/01/56	430	391,512
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/45	170	150,674
4.00%, 07/01/50	325	275,693
Series B, 4.00%, 06/01/50	580	535,254

		1,353,133

Michigan — 0.6%
Advanced Technology Academy, Refunding RB,
5.00%, 11/01/44	415	422,549
City of Detroit Michigan, GO
5.00%, 04/01/34	285	299,455
5.00%, 04/01/35	285	298,801
5.00%, 04/01/36	200	209,209
5.00%, 04/01/37	320	333,994
5.00%, 04/01/38	145	150,983
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,200	1,210,027

		2,925,018

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 0.5%
City of Minneapolis Minnesota, RB, Series A, 5.75%, 07/01/55	$1,480	$1,515,766
Minnesota Housing Finance Agency, RB, Series C, (FHLMC, FNMA, GNMA), 3.00%, 07/01/43	1,240	1,048,701

		2,564,467

Missouri — 0.3%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	685	619,289
Series A, 4.75%, 11/15/47	760	642,761

		1,262,050

Nevada — 0.3%
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	315	330,007
5.00%, 07/01/45	395	408,090
5.00%, 07/01/51	420	429,410

		1,167,507

New Hampshire — 0.7%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	530	482,096
Series A, 4.25%, 08/15/46	595	525,698
Series A, 4.50%, 08/15/55	1,235	1,081,934
New Hampshire Business Finance Authority, Refunding RB(b)
Series B, 4.63%, 11/01/42	1,015	979,896
Series C, AMT, 4.88%, 11/01/42	485	481,272

		3,550,896

New Jersey — 8.1%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	1,065	1,103,944
5.25%, 11/01/44	770	792,242
New Jersey Economic Development Authority, RB
6.00%, 10/01/43	1,530	1,577,383
Series A, 5.00%, 07/01/32	165	169,527
Series A, 5.00%, 07/01/37	260	264,801
Series A, 5.25%, 11/01/54(b)	1,675	1,591,799
Series B, 5.00%, 06/15/43	2,245	2,377,213
AMT, 5.38%, 01/01/43	2,155	2,203,039
Series B, AMT, 6.50%, 04/01/31	1,805	1,887,073
New Jersey Economic Development Authority, Refunding RB, Series A, 6.00%, 08/01/49(b)	500	507,334
New Jersey Health Care Facilities Financing Authority, RB
3.00%, 07/01/51	2,655	2,168,832
4.00%, 07/01/51	7,370	7,385,470
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/37(c)	10,000	5,272,380
Series A, 0.00%, 12/15/40(c)	2,485	1,118,807
Series AA, 5.25%, 06/15/41	1,140	1,190,207
Series BB, 4.00%, 06/15/46	1,000	979,261

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series S, 5.25%, 06/15/43	$2,345	$2,530,250
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	5,970	6,098,797

		39,218,359

New Mexico — 0.8%
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.50%, 07/01/42	2,970	2,976,611
Winrock Town Center Tax Increment Development District No.1, Refunding TA, Senior Lien, 4.25%, 05/01/40(b)	1,000	898,239

		3,874,850

New York — 12.2%
Albany Capital Resource Corp., Refunding RB, 4.00%, 07/01/51	1,500	1,106,725
Build NYC Resource Corp., RB, Series A, 5.00%, 07/01/32	745	736,944
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	2,890	2,889,720
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	185	163,854
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	1,740	1,803,397
Series C-1, 5.00%, 11/15/50	565	594,353
Series C-1, 5.25%, 11/15/55	840	893,237
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	250	224,636
Series A, Class A, (AGM), 3.00%, 01/01/39	250	219,072
Series A, Class A, (AGM), 3.00%, 01/01/40	175	151,585
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	5,000	5,021,045
Series A, 5.00%, 06/01/42	3,155	3,135,732
Series A, 5.00%, 06/01/45	1,185	1,168,888
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,655	2,671,172
Series A-2-B, 5.00%, 06/01/51	1,900	1,912,084
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(b)	6,205	6,224,291
Series 2, Class 2, 5.15%, 11/15/34(b)	455	462,349
Series 2, Class 2, 5.38%, 11/15/40(b)	1,080	1,101,248
Series A, 2.88%, 11/15/46	3,975	3,142,134
New York State Housing Finance Agency, RB, M/F Housing
Series J-1, (SONYMA HUD SECT 8), 2.45%, 11/01/41	800	636,147
Series J-1, (SONYMA HUD SECT 8), 2.65%, 11/01/46	1,065	822,886
Series J-1, (SONYMA HUD SECT 8), 2.80%, 11/01/51	2,955	2,287,061
Series J-1, (SONYMA HUD SECT 8), 2.88%, 11/01/56	2,000	1,547,176
New York State Urban Development Corp., Refunding RB, 3.00%, 03/15/48	9,655	8,186,320

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	$395	$410,255
AMT, 5.00%, 10/01/40	1,120	1,151,586
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	1,490	1,610,066
State of New York Mortgage Agency, RB, S/F Housing
Series 239, (SONYMA), 2.60%, 10/01/44	3,750	2,966,381
Series 239, (SONYMA), 2.70%, 10/01/47	3,375	2,637,880
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,207	1,238,623
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(b)	1,625	1,436,378

		58,553,225

Ohio — 3.1%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	5,625	5,604,750
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	65	65,898
4.00%, 07/01/51	95	95,392
Cleveland-Cuyahoga County Port Authority, Refunding TA(b)
4.00%, 12/01/55	255	213,603
4.50%, 12/01/55	215	177,113
County of Hamilton Ohio, Refunding RB, Series C, 5.00%, 01/01/46	875	875,794
County of Hardin Ohio, Refunding RB
5.00%, 05/01/30	240	241,172
5.25%, 05/01/40	240	236,145
5.50%, 05/01/50	1,130	1,076,334
Jefferson County Port Authority, RB, AMT, 3.50%, 12/01/51(b)	1,125	862,448
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	840	827,736
Ohio Higher Educational Facility Commission, Refunding RB, 4.00%, 10/01/47	2,500	2,393,795
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	385	328,603
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	2,315	2,046,592

		15,045,375

Oklahoma — 2.3%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	4,615	4,783,974
Series B, 5.00%, 08/15/38	2,990	2,870,902
Series B, 5.25%, 08/15/43	2,690	2,568,592
Tulsa Authority for Economic Opportunity, TA, 4.38%, 12/01/41(b)	330	284,422
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	750	771,082

		11,278,972

Oregon — 0.7%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Series A, 5.50%, 10/01/49	1,765	1,778,730

Security	Par (000)		Value

Oregon (continued)
Oregon State Facilities Authority, RB(b)
Series A, 5.00%, 06/15/29	$115		$117,603
Series A, 5.00%, 06/15/39	565		562,172
Salem Hospital Facility Authority, Refunding RB, 4.00%, 05/15/47	1,000		882,327

			3,340,832

Pennsylvania — 2.2%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	1,130		1,158,571
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100		81,006
4.00%, 07/01/51	100		79,305
Northampton County Industrial Development Authority, TA, 7.00%, 07/01/32	1,550		1,586,391
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	2,710		2,768,606
Pennsylvania Turnpike Commission, Refunding RB, Series B, 4.00%, 12/01/51	5,000		4,922,720

			10,596,599

Puerto Rico — 14.9%
Children’s Trust Fund, RB, Series A, 0.00%, 05/15/57(c)	44,330		3,205,236
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	850		863,857
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43(a)	5,267		2,808,638
0.00%, 11/01/51(a)	10,037		4,435,198
Series A1, Restructured, 5.38%, 07/01/25	—	(i)	2
Series A1, Restructured, 5.63%, 07/01/27	—	(i)	2
Series A1, Restructured, 5.63%, 07/01/29	3,644		4,029,736
Series A1, Restructured, 5.75%, 07/01/31	659		741,459
Series A1, Restructured, 4.00%, 07/01/33	625		601,243
Series A1, Restructured, 4.00%, 07/01/35	562		531,594
Series A1, Restructured, 4.00%, 07/01/37	482		452,979
Series A1, Restructured, 4.00%, 07/01/41	656		605,968
Series A1, Restructured, 4.00%, 07/01/46	682		619,023
Commonwealth of Puerto Rico, GO, CAB(c)
Series A, Restructured, 0.00%, 07/01/24	—	(i)	1
Series A, Restructured, 0.00%, 07/01/33	805		480,019
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51(a)	261		85,044
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB(b)
Series A, 5.00%, 07/01/33	1,170		1,218,843
Series A, Senior Lien, 5.00%, 07/01/35	1,780		1,833,345
Series A, Senior Lien, 5.00%, 07/01/47	3,135		3,168,497
Puerto Rico Electric Power Authority, RB
10.00%, 07/01/19	454		444,874
7.50%, 01/01/20	761		643,234
3rd Series, 0.00%, 01/01/22(g)(h)	90		75,859
Series A, 6.75%, 07/01/36(g)(h)	1,335		1,182,009
Series A-3, 10.00%, 07/01/19(g)(h)	323		316,550
Series B-3, 10.00%, 07/01/19(g)(h)	323		316,550
Series C-1, 5.40%, 01/01/18(g)(h)	887		750,342
Series C-2, 5.40%, 07/01/18(g)(h)	887		750,463
Series C-4, 5.40%, 07/01/20(g)(h)	90		75,859
Series CCC, 5.25%, 07/01/26(g)(h)	260		207,725
Series CCC, 5.25%, 07/01/28(g)(h)	145		115,846

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, RB (continued)
Series TT, 5.00%, 07/01/18	$295	$235,688
Series WW, 5.50%, 07/01/17(g)(h)	200	159,788
Series WW, 5.50%, 07/01/18(g)(h)	1,175	938,756
Series WW, 5.50%, 07/01/19(g)(h)	145	115,846
Series WW, 5.50%, 07/01/20	1,595	1,274,311
Series WW, 5.38%, 07/01/22(g)(h)	1,310	1,046,613
Series WW, 5.25%, 07/01/33(g)(h)	120	95,873
Series XX, 5.25%, 07/01/35(g)(h)	645	515,317
Series XX, 5.75%, 07/01/36(g)(h)	860	687,089
Series A, RB, 5.00%, 07/01/29(g)(h)	660	527,301
Series A, RB, 7.00%, 07/01/33(g)(h)	3,295	2,917,393
Series A, RB, 5.00%, 07/01/42(g)(h)	1,315	1,050,607
Series A, RB, 7.00%, 07/01/43(g)(h)	375	332,025
Series TT, RB, 5.00%, 07/01/25(g)(h)	100	79,894
Series TT, RB, 5.00%, 07/01/26(g)(h)	225	179,762
Series WW, RB, 5.50%, 07/01/38(g)(h)	205	163,783
Series XX, RB, 5.25%, 07/01/27(g)(h)	110	87,884
Series XX, RB, 5.25%, 07/01/40(g)(h)	1,020	814,920
Puerto Rico Electric Power Authority, Refunding RB
Series AAA, 5.25%, 07/01/22(g)(h)	2,545	2,033,305
Series UU, 3.47%, 07/01/17(a)(g)(h)	60	52,200
Series UU, 0.00%, 07/01/18(a)(g)(h)	55	47,850
Series UU, 1.32%, 07/01/20(a)(g)(h)	495	430,650
Series UU, 2.23%, 07/01/31(a)(g)(h)	580	504,600
Series ZZ, 5.00%, 07/01/17(g)(h)	145	115,846
Series ZZ, 5.25%, 07/01/19	455	363,518
Series ZZ, 5.25%, 07/01/24(g)(h)	345	275,635
Series AAA, Refunding RB, 5.25%, 07/01/29(g)(h)	95	75,899
Puerto Rico Electric Power Authority, Refunding RB, BAB, 6.13%, 07/01/40	1,085	866,851
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.50%, 07/01/34	745	753,422
Series A-1, Restructured, 4.75%, 07/01/53	2,453	2,443,828
Series A-1, Restructured, 5.00%, 07/01/58	6,234	6,278,779
Series A-2, Restructured, 4.33%, 07/01/40	6,129	6,067,495
Series A-2, Restructured, 4.54%, 07/01/53	21	20,157
Series A-2, Restructured, 4.78%, 07/01/58	2,080	2,074,238
Series B-1, Restructured, 4.55%, 07/01/40	2,402	2,404,914
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	1,079	831,700
Series A-1, Restructured, 0.00%, 07/01/31	686	479,984
Series A-1, Restructured, 0.00%, 07/01/33	337	212,965
Series A-1, Restructured, 0.00%, 07/01/46	10,261	2,965,255
Series A-1, Restructured, 0.00%, 07/01/51	2,333	501,252
Series B-1, Restructured, 0.00%, 07/01/46	883	255,149

		71,838,337

Rhode Island — 2.3%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(g)(h)	4,190	628,500
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(e)	1,715	1,718,948
Tobacco Settlement Financing Corp., Refunding RB Series A, 5.00%, 06/01/40	980	1,001,643

Security	Par (000)	Value

Rhode Island (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series B, 4.50%, 06/01/45	$4,390	$4,395,242
Series B, 5.00%, 06/01/50	3,330	3,400,539

		11,144,872

South Carolina — 0.1%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	345	326,399

Tennessee — 0.4%
Memphis-Shelby County Industrial Development Board, Refunding TA, Series A, 5.63%, 01/01/46	1,085	818,619
Metropolitan Government Nashville & Davidson County Industrial Development Board, SAB, CAB, 0.00%, 06/01/43(b)(c)	3,270	1,139,105

		1,957,724

Texas — 8.4%
Angelina & Neches River Authority, RB, Series A, AMT, 7.50%, 12/01/45(b)	715	573,456
Arlington Higher Education Finance Corp., RB, 5.00%, 06/15/51	715	694,635
Arlington Higher Education Finance Corp., Refunding RB, Series S, 5.00%, 08/15/41	370	363,259
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	675	706,784
Central Texas Regional Mobility Authority, Refunding RB, CAB(c)
0.00%, 01/01/28	1,000	856,858
0.00%, 01/01/29	2,000	1,648,130
0.00%, 01/01/30	1,170	923,806
0.00%, 01/01/33	3,690	2,540,310
0.00%, 01/01/34	4,000	2,621,472
City of Houston Texas Airport System Revenue, ARB
AMT, 4.00%, 07/15/41	190	170,742
Series A, AMT, 6.63%, 07/15/38	2,890	2,892,991
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	250	257,177
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	730	739,025
Series A, AMT, 4.00%, 07/01/46	3,000	2,895,009
Series C, AMT, 5.00%, 07/15/27	1,615	1,655,805
City of San Marcos Texas, SAB(b)
4.00%, 09/01/32	100	95,834
4.50%, 09/01/51	480	421,770
City of Sinton Texas, Refunding SAB(b)
5.13%, 09/01/42	858	760,949
5.25%, 09/01/51	1,195	1,028,888
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(e)	475	486,371
Hidalgo County Regional Mobility Authority, RB
Series A, Senior Lien, 4.00%, 12/01/39	255	242,483
Series A, Senior Lien, 4.00%, 12/01/40	255	240,409
Series A, Senior Lien, 4.00%, 12/01/41	255	238,012
Hidalgo County Regional Mobility Authority, Refunding RB
Series B, Junior Lien, 4.00%, 12/01/37	820	777,995
Series B, Junior Lien, 4.00%, 12/01/38	415	390,679

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	$785	$802,487
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.88%, 04/01/23(e)	1,210	1,245,578
Series A, 6.00%, 04/01/23(e)	1,845	1,900,765
Series A, 0.00%, 12/01/25(b)(c)	1,140	1,333,800
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 6.75%, 10/01/52(j)	1,650	1,682,982
New Hope Higher Education Finance Corp., RB, Series A, 5.75%, 06/15/51(b)	1,650	1,587,312
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	290	304,512
Series A, 5.75%, 08/15/45	580	600,737
Port Beaumont Navigation District, RB(b)
AMT, 2.75%, 01/01/36	700	563,169
AMT, 3.00%, 01/01/50	2,360	1,616,763
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	865	883,758
Texas Transportation Commission State Highway 249 System, RB, CAB(c)
0.00%, 08/01/46	1,420	433,553
0.00%, 08/01/47	2,120	613,579
0.00%, 08/01/48	2,235	611,923
0.00%, 08/01/49	2,100	544,614
0.00%, 08/01/50	3,015	743,478
0.00%, 08/01/51	1,770	414,826
0.00%, 08/01/52	1,770	393,135
0.00%, 08/01/53	160	33,640

		40,533,460

Utah — 1.8%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 4.00%, 07/01/51	8,500	8,117,245
Utah Charter School Finance Authority, RB(b)
Series A, 5.00%, 06/15/41	205	202,280
Series A, 5.00%, 06/15/52	265	255,161

		8,574,686

Vermont — 0.7%
East Central Vermont Telecommunications District, RB, Series A, 4.50%, 12/01/44(b)	4,000	3,473,128

Virginia — 2.3%
Albemarle County Economic Development Authority, Refunding RB, 4.00%, 06/01/42	2,030	1,903,718
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/55	2,435	2,446,598
Lower Magnolia Green Community Development Authority, SAB(b)
5.00%, 03/01/35	495	498,949
5.00%, 03/01/45	505	503,826
Norfolk Redevelopment & Housing Authority, RB
Series A, 4.00%, 01/01/29	300	296,189
Series A, 5.00%, 01/01/34	485	498,408
Series A, 5.00%, 01/01/49	955	954,967

Security	Par (000)	Value

Virginia (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	$2,370	$2,328,219
Virginia Housing Development Authority, RB, M/F Housing, Series K, (FHLMC, FNMA, GNMA), 2.38%, 12/01/41	1,000	801,584
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 4.00%, 01/01/48	840	779,249

		11,011,707

Washington — 1.2%
Greater Wenatchee Regional Events Center Public District, RB, Series A, 5.50%, 09/01/22(e)	1,495	1,500,229
Washington State Convention Center Public Facilities District, RB
4.00%, 07/01/31	1,315	1,295,842
Series B, 3.00%, 07/01/58	2,115	1,392,916
Washington State Housing Finance Commission, RB(b)
Series A, 5.00%, 07/01/50	225	229,856
Series A, 5.00%, 07/01/56	255	258,911
Washington State Housing Finance Commission, Refunding RB(b)
5.75%, 01/01/35	315	319,015
6.00%, 01/01/45	850	860,374

		5,857,143

Wisconsin — 7.0%
Public Finance Authority, ARB, AMT, 4.25%, 07/01/54	1,595	1,223,108
Public Finance Authority, RB
5.00%, 06/15/39	175	182,904
5.00%, 06/15/41(b)	345	322,355
5.00%, 01/01/42(b)	605	610,129
6.85%, 11/01/46(b)	900	905,960
7.00%, 11/01/46(b)	570	576,891
5.00%, 06/15/49	530	540,429
5.63%, 06/15/49(b)	2,490	2,351,113
5.00%, 04/01/50(b)	115	116,223
5.00%, 06/15/53	355	361,160
5.00%, 06/15/55(b)	895	784,431
5.00%, 01/01/56(b)	1,470	1,433,834
5.00%, 06/15/56(b)	495	421,995
Series A, 6.25%, 10/01/31(b)	605	600,330
Series A, 5.38%, 06/01/44(b)	555	498,423
Series A, 7.00%, 10/01/47(b)	605	579,282
Series A, 5.63%, 06/15/49(b)	2,920	2,915,743
Series A, 5.25%, 12/01/51(b)	1,470	1,151,755
Series A, 5.50%, 06/01/54(b)	680	598,316
Series A, 5.00%, 06/15/55(b)	4,030	3,504,903
Series A, 4.75%, 06/15/56(b)	3,000	2,400,969
Series A-1, 4.50%, 01/01/35(b)	1,225	1,202,412
Series A-1, 5.50%, 12/01/48(b)(g)(h)	20	6,578
Series A-1, 5.00%, 01/01/55(b)	2,640	2,480,544
Series B, 0.00%, 01/01/35(b)(c)	1,685	774,124
Series B, 0.00%, 01/01/60(b)(c)	35,940	2,831,533
AMT, 4.00%, 03/31/56	2,005	1,691,240
Public Finance Authority, Refunding RB(b)
4.00%, 04/01/32	205	205,188

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB(b) (continued)
4.00%, 04/01/42	$225	$208,903
4.00%, 04/01/52	275	237,704
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 11/01/46	470	465,269
4.00%, 01/01/47	1,300	1,111,445
4.00%, 01/01/57	350	278,784

		33,573,977

Total Municipal Bonds — 128.0% (Cost: $651,991,392)		616,664,642

Municipal Bonds Transferred to Tender Option Bond Trusts(k)

Georgia — 1.4%
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52(a)	6,508	6,975,999

Illinois — 1.4%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(e)	4	3,798
Series C, 4.00%, 02/15/41	1,495	1,514,310
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,056	5,420,849

		6,938,957

Massachusetts — 0.5%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,268	2,299,106

Nebraska — 0.7%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	3,089	3,326,804

New York — 8.4%
New York City Housing Development Corp., RB, M/F Housing
Series C-1, Class A, 4.15%, 11/01/39	1,893	1,896,327
Series C-1, Class A, 4.20%, 11/01/44	3,470	3,475,503
Series C-1, Class A, 4.30%, 11/01/47	2,840	2,844,490
Series D-1B, 4.25%, 11/01/45	8,996	9,019,992
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(e)	6,666	6,858,455
Series CC, 5.00%, 06/15/47	7,518	7,734,809
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,444	1,437,742
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,955	7,024,506

		40,291,824

Pennsylvania — 0.6%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	2,505	2,724,553

Security	Par (000)	Value

Wisconsin — 0.2%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	$1,142	$1,142,630

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.2% (Cost: $63,799,358)		63,699,873

Total Long-Term Investments — 141.7% (Cost: $719,179,788)		682,685,703

	Shares

Short-Term Securities

Money Market Funds — 3.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(l)(m)	15,023,905	15,028,412

Total Short-Term Securities — 3.1% (Cost: $15,023,441)		15,028,412

Total Investments — 144.8% (Cost: $734,203,229)		697,714,115

Other Assets Less Liabilities — 0.3%		1,433,970

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (8.8)%		(42,501,723)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (36.3)%		(174,929,052)

Net Assets Applicable to Common Shares —100.0%		$481,717,310

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Rounds to less than 1,000.
(j)	When-issued security.
(k)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(l)	Affiliate of the Fund.
(m)	Annualized 7-day yield as of period end.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$6,592,558	$8,430,244	(a)	$—	$1,298	$4,312	$15,028,412	15,023,905	$24,100	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	191	09/21/22	$23,117	$(245,305)
U.S. Long Bond	275	09/21/22	39,420	(918,271)
5-Year U.S. Treasury Note	137	09/30/22	15,583	(133,010)

				$(1,296,586)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,296,586	$—	$1,296,586

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$2,279,992	$—	$2,279,992

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(4,033,319)	$—	$(4,033,319)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$78,119,180

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) July 31, 2022	BlackRock MuniAssets Fund, Inc. (MUA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$2,321,188	$—	$2,321,188
Municipal Bonds	—	615,445,190	1,219,452	616,664,642
Municipal Bonds Transferred to Tender Option Bond Trusts	—	63,699,873	—	63,699,873
Short-Term Securities
Money Market Funds	15,028,412	—	—	15,028,412

	$15,028,412	$681,466,251	$1,219,452	$697,714,115

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(1,296,586)	$—	$—	$(1,296,586)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(42,443,775)	$—	$(42,443,775)
VRDP Shares at Liquidation Value	—	(175,000,000)	—	(175,000,000)

	$—	$(217,443,775)	$—	$(217,443,775)

See notes to financial statements.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama(a) — 1.7%
Black Belt Energy Gas District, RB, Series A, 4.00%, 12/01/52	$2,110	$2,168,004
Southeast Energy Authority A Cooperative District, RB
Series B, 4.00%, 12/01/51	6,005	6,079,174
Series B-1, 5.00%, 05/01/53	8,540	9,166,878

		17,414,056

Arizona — 3.9%
Arizona Industrial Development Authority, RB
4.00%, 07/01/29(b)	500	497,289
4.38%, 07/01/39(b)	1,015	967,867
Series A, 3.55%, 07/15/29(b)	1,155	1,126,112
Series A, 5.00%, 07/01/39(b)	855	861,666
Series A, 5.00%, 07/01/49(b)	965	966,301
Series A, 4.00%, 02/01/50	10,000	9,820,570
Series A, 5.00%, 07/01/54(b)	745	745,341
Series B, 4.25%, 07/01/27(b)	325	326,808
City of Phoenix Civic Improvement Corp., ARB,
Series B, AMT, Junior Lien, 5.00%, 07/01/36	4,000	4,358,124
Glendale Union High School District No.205, GO
Series C, (BAM), 5.00%, 07/01/24	1,945	2,006,324
Series C, (BAM), 5.00%, 07/01/27	500	515,233
Industrial Development Authority of the City of Phoenix,
RB, Series A, 5.75%, 07/01/24(b)	325	334,429
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/25	300	312,000
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/29(b)	300	306,879
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(b)	825	819,418
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(b)	295	294,540
5.00%, 07/01/39(b)	360	369,021
5.00%, 07/01/54(b)	820	827,869
Series A, 5.00%, 09/01/32	1,000	1,113,223
Series A, 5.00%, 09/01/33	800	884,850
Series A, 5.00%, 09/01/34	1,000	1,100,345
Series A, 5.00%, 01/01/38	3,000	3,220,263
Phoenix-Mesa Gateway Airport Authority, ARB
AMT, 5.00%, 07/01/27	700	701,714
AMT, 5.00%, 07/01/32	1,925	1,929,254
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 4.00%, 01/01/45	4,970	5,104,831

		39,510,271

Arkansas — 0.6%
Arkansas Development Finance Authority, RB,
Series A, AMT, 4.50%, 09/01/49(b)	2,395	2,324,302
City of Benton Arkansas, RB, (AGM), 5.00%, 06/01/29	1,055	1,113,269
University of Arkansas, Refunding RB, 5.00%, 03/01/31	2,315	2,500,549

		5,938,120

California — 14.4%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/31	8,080	8,623,857

Security	Par (000)	Value

California (continued)
California Community Choice Financing Authority, RB,
Series A, 4.00%, 10/01/52(a)	$2,750	$2,861,947
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	370	331,947
Series A-2, 4.00%, 08/01/47	2,380	1,959,090
California Housing Finance Agency, RB, M/F Housing, Class A, 3.25%, 08/20/36	2,163	2,043,694
California Municipal Finance Authority, RB
Series A, 4.00%, 10/01/29(b)	420	404,860
Series A, 3.00%, 02/01/46	485	392,299
Series A, 4.00%, 02/01/51	375	372,416
California School Finance Authority, RB, 5.00%, 08/01/42(b)	875	929,786
California State Public Works Board, RB
Series I, 5.50%, 11/01/30	4,500	4,707,954
Series I, 5.50%, 11/01/33	2,000	2,091,092
California State University, Refunding RB, Series A, 5.00%, 11/01/42	3,500	3,833,525
City of Campbell California, GO, Election 2018, 4.00%, 09/01/50	3,025	3,082,142
City of Los Angeles Department of Airports, Refunding ARB
AMT, 4.00%, 05/15/39	355	357,460
AMT, 4.00%, 05/15/40	390	404,382
AMT, 4.00%, 05/15/41	450	456,021
Series A, AMT, 5.00%, 05/15/46	12,170	13,449,822
Series D, AMT, Subordinate, 4.00%, 05/15/39	7,000	7,210,504
CMFA Special Finance Agency XII, RB, M/F Housing,
Series A, 3.25%, 02/01/57(b)	1,110	843,105
County of Santa Barbara California, COP, Series B, AMT, 5.25%, 12/01/33	10,330	11,768,835
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	190	176,470
4.00%, 10/01/56	600	548,850
4.00%, 12/01/56	300	240,600
3.00%, 03/01/57	760	567,495
Series A, Class 2, 4.00%, 06/01/58	3,585	3,084,251
Senior Lien, 3.13%, 06/01/57	1,005	729,150
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	4,050	3,308,028
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/28(c)	12,500	14,655,333
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(d)	6,675	847,912
Los Angeles Department of Water & Power, Refunding RB, Series C, 5.00%, 07/01/52	5,715	6,569,495
Manteca Financing Authority, RB, Series A, (AGC-ICC),
5.75%, 12/01/36	3,285	3,294,109
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	6,155	6,204,843
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	2,776,223
Riverside County Transportation Commission, Refunding RB
2nd Lien, 4.00%, 06/01/47	590	571,127

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Riverside County Transportation Commission, Refunding RB (continued)
Senior Lien, 4.00%, 06/01/46	$1,870	$1,856,272
Senior Lien, 3.00%, 06/01/49	410	336,830
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	1,195	1,158,764
San Diego County Regional Airport Authority, Refunding ARB
AMT, Subordinate, 5.00%, 07/01/32	1,000	1,122,258
AMT, Subordinate, 5.00%, 07/01/33	1,030	1,148,719
AMT, Subordinate, 5.00%, 07/01/34	1,000	1,111,187
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	6,370	6,512,331
Series A, AMT, 5.00%, 05/01/38	3,040	3,313,153
Series A, AMT, 5.00%, 05/01/44	3,430	3,517,112
Series B, AMT, 5.00%, 05/01/46	7,855	8,175,429
Santa Cruz County Capital Financing Authority, RB, Series A, 4.00%, 06/01/46	3,990	4,032,023
State of California, GO, 5.50%, 04/01/28	15	15,042
Transbay Joint Powers Authority, TA
Series A, 5.00%, 10/01/35	700	799,586
Series A, 5.00%, 10/01/36	800	907,571
Series A, 5.00%, 10/01/37	1,000	1,127,216

		144,832,117

Colorado — 3.0%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	2,700	2,811,229
Series A, AMT, 5.50%, 11/15/30	1,040	1,082,382
Series A, AMT, 5.50%, 11/15/31	1,250	1,300,654
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/32	5,000	5,599,180
Series A, AMT, 5.00%, 12/01/43	10,500	11,250,928
Series A, AMT, 4.13%, 11/15/53	2,185	2,196,144
Series A, AMT, 5.50%, 11/15/53	2,310	2,626,920
Colorado Health Facilities Authority, Refunding RB Series A, 5.00%, 11/09/22(c)	270	272,640
Series A, 5.00%, 08/01/34	1,500	1,655,460
Park Creek Metropolitan District, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/34	500	539,905
Thompson Crossing Metropolitan District No.4,
Refunding GO, 3.50%, 12/01/29	515	484,335

		29,819,777

Connecticut — 2.2%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series C-2, AMT, 2.20%, 11/15/34	1,190	1,049,698
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/30(b)	130	137,087
Series A, 4.00%, 07/01/51	4,500	4,304,196
Series A-1, 5.00%, 10/01/54(b)	235	233,721
Connecticut State Health & Educational Facilities Authority, Refunding RB(b)
Series G-1, 5.00%, 07/01/27	100	107,379
Series G-1, 5.00%, 07/01/28	100	108,222
Series G-1, 5.00%, 07/01/29	100	108,766

Security	Par (000)	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Refunding RB(b) (continued)
Series G-1, 5.00%, 07/01/30	$100	$108,320
Series G-1, 5.00%, 07/01/32	150	161,405
Series G-1, 5.00%, 07/01/34	125	133,661
State of Connecticut Special Tax Revenue, RB,
Series A, 5.00%, 05/01/35	1,750	2,018,352
State of Connecticut, GO
Series A, 5.00%, 04/15/30	5,000	5,749,170
Series A, 5.00%, 04/15/31	4,000	4,580,472
Series A, 5.00%, 04/15/34	1,185	1,352,426
Series C, 5.00%, 06/15/38	700	809,959
Series C, 4.00%, 06/15/39	300	309,800
Series C, 4.00%, 06/15/41	300	307,161
Series C, 5.00%, 06/15/42	635	725,211

		22,305,006

Delaware — 0.4%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/29	880	931,733
Series A, 5.00%, 07/01/30	1,030	1,087,992
Series A, 5.00%, 07/01/31	750	790,141
Series A, 5.00%, 07/01/32	375	394,556
Series A, 5.00%, 07/01/33	1,190	1,250,105

		4,454,527

District of Columbia — 1.3%
District of Columbia, RB, Class A, AMT, 5.50%, 02/28/37	880	995,810
District of Columbia, Refunding GO, Series D, 4.00%, 02/01/40	1,000	1,040,400
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 5.00%, 10/01/46	5,000	5,410,040
Series A, AMT, 4.00%, 10/01/51	5,500	5,291,110

		12,737,360

Florida — 6.3%
Brevard County Health Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/52	2,745	2,986,843
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/31	1,500	1,660,785
Capital Region Community Development District,
Refunding SAB, Series A-1, 4.63%, 05/01/28	500	509,273
Capital Trust Agency, Inc., RB
Series A, 4.00%, 06/15/29(b)	585	570,605
Series A, 5.00%, 12/15/29	400	423,303
Series A, 5.00%, 06/01/45(b)	850	787,205
Series A, 5.50%, 06/01/57(b)	305	289,056
Series SE, 3.00%, 07/01/31(b)	125	115,700
Series SE, 4.00%, 07/01/41(b)	285	252,880
Series SE, 4.00%, 07/01/51(b)	335	275,711
Series SE, 4.00%, 07/01/56(b)	280	224,344
Charlotte County Industrial Development Authority, RB,
AMT, 5.00%, 10/01/29(b)	1,000	1,045,060
County of Miami-Dade Seaport Department, ARB(c)
Series B, AMT, 6.00%, 10/01/23	8,835	9,260,410
Series B, AMT, 6.25%, 10/01/23	1,405	1,476,023
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/28	500	400,228

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d) (continued)
Series A-2, 0.00%, 10/01/29	$800	$608,885
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/35	3,100	3,349,293
Series A, 5.00%, 08/15/31	1,000	1,110,844
Esplanade Lake Club Community Development District, SAB
Series A-1, 3.63%, 11/01/30	370	354,887
Series A-1, 4.00%, 11/01/40	1,080	995,954
Series A-1, 4.13%, 11/01/50	385	342,167
Series A-2, 3.63%, 11/01/30	185	177,445
Series A-2, 4.00%, 11/01/40	400	368,831
Series A-2, 4.13%, 11/01/50	380	337,723
Florida Development Finance Corp., RB(b)
AMT, 5.00%, 05/01/29	3,080	3,040,373
Series A, AMT, 5.00%, 08/01/29(a)	325	325,000
Florida Development Finance Corp., Refunding RB
5.00%, 06/01/31	450	444,645
5.00%, 06/01/35	225	218,828
6.50%, 06/30/57(b)	1,270	1,297,379
Series C, 5.00%, 09/15/50(b)	475	462,083
Florida Gulf Coast University Financing Corp., Refunding RB
5.00%, 02/01/34	800	903,421
5.00%, 02/01/35	850	955,614
Harbor Bay Community Development District, Refunding SAB, Series A-2, 3.30%, 05/01/29	960	923,667
Harbor Bay Community Development District, SAB,
Series A-1, 3.30%, 05/01/29	600	577,317
Hills Minneola Community Development District, SAB,
3.50%, 05/01/31(b)	1,100	1,027,826
Hillsborough County Aviation Authority, Refunding RB(c)
Series A, AMT, 5.25%, 10/01/23	3,255	3,382,241
Sub-Series A, AMT, 5.50%, 10/01/23	5,360	5,584,884
Lakewood Ranch Stewardship District, SAB
3.60%, 05/01/24	220	219,666
4.30%, 05/01/27(b)	520	524,016
3.80%, 05/01/29	635	624,687
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	130	130,306
Miami Beach Health Facilities Authority, RB, 3.00%, 11/15/51	435	333,599
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/32	5,020	5,392,860
Midtown Miami Community Development District,
Refunding SAB, Series A, 4.25%, 05/01/24	470	473,260
Osceola Chain Lakes Community Development District, SAB, 3.50%, 05/01/30	350	343,097
Palm Beach County Health Facilities Authority, RB
Series A, 5.00%, 11/01/47	715	741,172
Series A, 5.00%, 11/01/52	1,020	1,055,990
Pinellas County Industrial Development Authority, RB, 5.00%, 07/01/29	1,785	1,889,580
Sarasota County Health Facilities Authority, RB, 5.00%, 05/15/33	610	642,412
Seminole Improvement District, RB 5.00%, 10/01/32	265	271,955

Security	Par (000)	Value

Florida (continued)
Seminole Improvement District, RB (continued)
5.30%, 10/01/37	$300	$308,353
Southern Groves Community Development District No.5, Refunding SAB, 3.25%, 05/01/29	290	278,419
Sterling Hill Community Development District,
Refunding SAB, Series B, 5.50%, 11/01/10(e)(f)	142	90,783
Talavera Community Development District, SAB
3.50%, 05/01/25	280	278,436
3.85%, 05/01/30	540	527,991
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	180	177,459
Village Community Development District No.14, SA, 5.50%, 05/01/53	2,020	2,099,259

		63,470,033

Georgia — 5.7%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/32	8,315	9,022,839
Cobb County Kennestone Hospital Authority, Refunding RB
5.00%, 04/01/32	1,250	1,382,971
4.00%, 04/01/33	200	208,630
4.00%, 04/01/34	275	284,038
4.00%, 04/01/35	275	281,700
4.00%, 04/01/36	300	304,916
East Point Business & Industrial Development
Authority, RB, Series A, 5.25%, 06/15/62(b)	740	755,985
George L Smith II Congress Center Authority, RB,
4.00%, 01/01/36	1,750	1,741,931
Georgia Housing & Finance Authority, Refunding RB,
S/F Housing, Series A, 2.75%, 12/01/35	3,000	2,778,642
Main Street Natural Gas, Inc., RB
Series A, 5.50%, 09/15/28	2,500	2,757,547
Series A, 5.00%, 05/15/33	5,000	5,316,175
Series A, 5.00%, 05/15/34	5,250	5,563,078
Series B, 5.00%, 12/01/52(a)	14,235	15,257,799
Series C, RB, 4.00%, 03/01/50(a)	2,280	2,348,364
Municipal Electric Authority of Georgia, RB
5.00%, 01/01/34	700	766,278
5.00%, 01/01/35	1,225	1,336,736
Series A, 5.00%, 07/01/52	3,160	3,341,656
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 5.00%, 01/01/34	2,295	2,533,990
Sub-Series A, 5.00%, 01/01/35	925	1,016,056

		56,999,331

Guam — 0.2%
Territory of Guam, Refunding RB, Series F, 5.00%, 01/01/29	1,500	1,573,961

Hawaii — 1.0%
State of Hawaii Airports System Revenue, ARB,
Series A, AMT, 5.00%, 07/01/45	5,985	6,191,650
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	1,350	1,390,638
AMT, 5.25%, 08/01/26	2,500	2,573,530

		10,155,818

Idaho — 1.6%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	10,000	10,006,610
Idaho Health Facilities Authority, Refunding RB, 3.00%, 03/01/51	2,355	1,848,162

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Idaho (continued)
Idaho Housing & Finance Association, RB
5.00%, 08/15/41	$1,425	$1,657,674
5.00%, 08/15/42	565	657,246
Idaho Housing & Finance Association, Refunding RB
(GTD), 4.00%, 05/01/42	1,160	1,161,496
(GTD), 4.00%, 05/01/52	905	866,161

		16,197,349

Illinois — 17.5%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	1,760	1,861,585
Series A, 5.00%, 12/01/38	715	753,515
Series A, 5.00%, 12/01/39	1,915	2,016,786
Series A, 5.00%, 12/01/47	835	880,259
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	3,065	3,307,328
Series C, 5.00%, 12/01/26	4,730	5,074,826
Series D, 5.00%, 12/01/26	4,185	4,490,095
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	815	739,617
Chicago Midway International Airport, Refunding ARB
Series A, AMT, 2nd Lien, 5.00%, 01/01/32	5,000	5,189,960
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	8,020	8,214,621
Chicago Midway International Airport, Refunding RB
Series A, AMT, 2nd Lien, 5.50%, 01/01/30	6,500	6,591,702
Series A, AMT, 2nd Lien, 5.50%, 01/01/32	7,775	7,881,766
Series B, Senior Lien, 5.00%, 01/01/35	4,400	4,734,778
Series C, Senior Lien, 4.00%, 01/01/38	3,820	3,885,987
Series E, Senior Lien, (AGM), 4.00%, 01/01/39	5,000	5,090,785
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,630	2,834,438
Chicago O’Hare International Airport, Refunding ARB
Series C, AMT, Senior Lien, 5.25%, 01/01/28	1,350	1,368,225
Series C, AMT, Senior Lien, 5.25%, 01/01/29	3,020	3,062,482
Chicago O’Hare International Airport, Refunding RB, Series B, 5.00%, 01/01/32	3,745	4,004,364
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB
Series A, 2nd Lien, 4.00%, 12/01/49	6,190	6,045,668
Series A, 2nd Lien, 5.00%, 12/01/52	1,000	1,087,388
Cook County Community College District No.508, GO, 5.13%, 12/01/38	1,000	1,023,305
Illinois Finance Authority RB, 4.00%, 07/01/40	4,870	5,107,403
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/28	810	851,069
Series A, 5.00%, 02/15/29	400	419,814
Series A, 5.00%, 02/15/30	500	519,959
Series A, 5.00%, 02/15/31	500	515,595
Series A, 5.00%, 02/15/32	500	512,475
Illinois Finance Authority, Refunding RB
5.00%, 03/01/30	550	610,263
5.00%, 03/01/32	920	1,015,853
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/34	9,140	9,261,864
Series A, 5.00%, 01/01/40	5,000	5,360,995
Series A, 5.00%, 01/01/45	12,010	13,313,061
Series A, 4.00%, 01/01/46	11,510	11,532,065
Illinois State Toll Highway Authority, Refunding RB, Series A, 5.00%, 12/01/31	4,220	4,639,886

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	$1,200	$1,300,874
4.00%, 06/15/50	2,725	2,568,073
State of Illinois, GO
5.25%, 07/01/29	5,000	5,130,960
5.00%, 04/01/31	1,000	1,040,061
5.00%, 05/01/31	5,010	5,219,072
5.00%, 11/01/34	5,000	5,290,460
5.50%, 05/01/39	15,000	16,594,635
5.75%, 05/01/45	2,000	2,228,308
Series A, 5.00%, 03/01/35	2,000	2,192,646
Series D, 5.00%, 11/01/28	350	380,327
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	120	131,318

		175,876,516

Indiana — 0.2%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	550	517,328
Series A, 5.00%, 06/01/51	405	367,478
Series A, 5.00%, 06/01/56	360	321,516
Indiana Finance Authority, Refunding RB, Series A, 4.13%, 12/01/26	1,270	1,275,255

		2,481,577

Iowa — 0.1%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A, AMT, 5.00%, 12/01/26	775	853,122

Kansas — 0.2%
Ellis County Unified School District No.489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	2,000	1,974,080

Kentucky — 0.7%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	815	818,533
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	6,500	6,604,449

		7,422,982

Louisiana — 0.1%
New Orleans Aviation Board, ARB, Series A, 5.00%, 01/01/33	1,000	1,065,166

Maine — 0.2%
Finance Authority of Maine, Refunding RB
Series A-1, AMT, (AGM), 5.00%, 12/01/28	1,000	1,122,336
Series A-1, AMT, (AGM), 3.00%, 12/01/29	845	834,145

		1,956,481

Maryland — 0.9%
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 2.95%, 06/01/27	175	166,433
Series A, Senior Lien, 3.05%, 06/01/28	190	179,270
Series A, Senior Lien, 3.15%, 06/01/29	200	187,237
City of Baltimore Maryland, TA, Series B, 3.38%, 06/01/29(b)	285	270,581
Maryland Economic Development Corp., RB, Class B, AMT, 5.25%, 06/30/47	2,500	2,732,175
Maryland Economic Development Corp., Refunding RB
Series A, 5.00%, 06/01/29	1,835	2,059,006
Series A, 5.00%, 06/01/30	1,015	1,132,855

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland Economic Development Corp., Refunding RB (continued)
Series A, 5.00%, 06/01/31	$1,000	$1,110,625
Series A, 5.00%, 06/01/32	1,000	1,105,701

		8,943,883

Massachusetts — 4.4%
Commonwealth of Massachusetts, GO, Series G, 4.00%, 09/01/42	20,000	20,254,240
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/29	2,700	2,983,249
5.00%, 07/01/30	3,125	3,444,300
5.00%, 07/01/41	4,710	5,034,557
Series A, 5.00%, 01/01/31	1,730	1,823,757
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	1,000	1,055,025
Massachusetts Housing Finance Agency, Refunding RB, M/F Housing, Series G, 3.45%, 12/01/30	3,100	3,143,006
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/46	215	234,850
Massachusetts School Building Authority, RB, Sub-Series B, 4.00%, 02/15/42	6,200	6,232,600

		44,205,584

Michigan — 2.7%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,030
City of Detroit Michigan, GO
5.00%, 04/01/26	265	278,241
5.00%, 04/01/27	210	222,333
5.00%, 04/01/28	235	250,582
5.00%, 04/01/29	235	249,606
5.00%, 04/01/30	180	190,630
5.00%, 04/01/31	265	279,921
5.00%, 04/01/32	225	237,265
5.00%, 04/01/33	295	310,624
Michigan Finance Authority, Refunding RB
4.00%, 12/01/40	2,140	2,168,102
4.00%, 02/15/44	10,000	10,001,990
Series C-3, Senior Lien, (AGM), 5.00%, 07/01/31	4,000	4,227,512
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.13%, 10/01/36	4,275	3,559,754
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/33	2,415	2,501,404
AMT, 5.00%, 12/31/33	2,000	2,068,298
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	440	464,647
5.00%, 11/15/34	490	506,353

		27,527,292

Minnesota — 0.8%
City of Minneapolis Minnesota, RB
4.00%, 06/01/30	150	153,261
4.00%, 06/01/31	50	50,805
City of Minneapolis Minnesota, Refunding RB,
Series A, 5.00%, 11/15/33	2,370	2,593,707
Duluth Economic Development Authority, Refunding RB
Series A, 5.00%, 02/15/33	1,000	1,089,275

Security	Par (000)	Value

Minnesota (continued)
Duluth Economic Development Authority, Refunding RB (continued)
Series A, 5.00%, 02/15/34	$1,185	$1,281,773
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 4.75%, 07/01/29(b)	200	202,912
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	2,420	2,574,362

		7,946,095

Mississippi — 1.3%
Mississippi Development Bank, RB
(AGM), 6.75%, 12/01/31	3,775	3,987,914
(AGM), 6.75%, 12/01/33	2,350	2,480,949
(AGM), 6.88%, 12/01/40	6,405	6,747,488

		13,216,351

Missouri — 0.6%
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	350	323,098
Kansas City Industrial Development Authority, ARB
AMT, 4.00%, 03/01/35	1,480	1,494,600
Class B, AMT, 5.00%, 03/01/54	2,840	2,967,320
St. Louis County Industrial Development Authority, Refunding RB
5.00%, 09/01/27	360	373,571
5.00%, 09/01/32	1,015	1,009,777

		6,168,366

Nebraska — 0.1%
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/30	800	864,754

Nevada — 0.7%
City of Las Vegas Nevada Special Improvement District No.814, SAB
3.50%, 06/01/28	160	161,764
3.25%, 06/01/30	350	337,152
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 5.00%, 06/01/31	1,000	1,119,552
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 5.00%, 07/01/33	5,000	5,279,100

		6,897,568

New Hampshire(b) — 0.2%
New Hampshire Business Finance Authority, RB,
AMT, 2.95%, 04/01/29	1,000	908,758
New Hampshire Business Finance Authority, Refunding RB, Series A, AMT, 4.00%, 11/01/27	795	791,170

		1,699,928

New Jersey — 17.7%
New Jersey Economic Development Authority, ARB,
AMT, 5.13%, 09/15/23	3,210	3,244,893
New Jersey Economic Development Authority, RB
AMT, 5.50%, 01/01/26	1,500	1,552,358
AMT, 5.50%, 01/01/27	1,000	1,034,370
AMT, (AGM), 5.00%, 01/01/31	2,425	2,509,960
AMT, 5.38%, 01/01/43	7,000	7,156,044
New Jersey Economic Development Authority, Refunding ARB
AMT, 5.00%, 10/01/26	2,135	2,279,847

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Economic Development Authority, Refunding ARB (continued)
AMT, 5.00%, 10/01/27	$1,680	$1,815,910
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 12/15/26(c)	4,080	4,721,935
New Jersey Educational Facilities Authority, RB, 5.00%, 06/15/28	10,000	10,515,750
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 07/01/30	3,034	3,250,992
New Jersey Health Care Facilities Financing Authority, RB, 3.00%, 07/01/51	6,110	4,991,173
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	2,130	2,087,287
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 5.00%, 12/01/27	1,000	1,116,606
Series B, AMT, 5.00%, 12/01/28	1,000	1,109,456
Series B, AMT, 4.00%, 12/01/41	4,820	4,745,357
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	2,000	2,168,456
Series AA, 5.25%, 06/15/31	12,000	12,323,388
Series AA, 5.25%, 06/15/32	2,250	2,425,883
Series AA, 5.00%, 06/15/35	3,000	3,246,426
Series AA, 5.50%, 06/15/39	8,175	8,366,761
Series AA, 4.00%, 06/15/40	4,000	3,993,316
Series BB, 5.00%, 06/15/44	5,000	5,294,980
Series C, 5.25%, 06/15/32	10,000	10,665,870
Series S, 5.25%, 06/15/43	10,000	10,789,980
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	1,695	1,834,851
Series A, 5.00%, 12/15/33	2,285	2,479,481
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/32	12,000	12,815,160
Newark Housing Authority Scholarship Foundation A
New Jersey Non, RB, M/F Housing
Series A, 5.00%, 12/01/23	1,230	1,260,725
Series A, 5.00%, 12/01/25	1,345	1,393,776
South Jersey Port Corp., ARB
Series B, AMT, 5.00%, 01/01/29	250	271,107
Series B, AMT, 5.00%, 01/01/30	200	215,892
Series B, AMT, 5.00%, 01/01/31	350	375,366
Series B, AMT, 5.00%, 01/01/32	425	452,892
State of New Jersey, GO
5.00%, 06/01/28	5,000	5,401,545
2.00%, 06/01/34	12,520	10,623,721
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	850	926,717
Series A, 5.00%, 06/01/32	11,980	13,111,535
Series A, 5.00%, 06/01/33	220	239,729
Sub-Series B, 5.00%, 06/01/46	15,000	15,323,610

		178,133,105

New Mexico — 0.7%
Albuquerque Bernalillo County Water Utility Authority, Refunding RB, 4.00%, 07/01/33	2,510	2,604,094
Albuquerque Municipal School District No.12, GO, Series 2017, (SAW), 5.00%, 08/01/30	1,250	1,399,605

Security	Par (000)	Value

New Mexico (continued)
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/34	$170	$168,645
Series A, 5.00%, 05/15/39	310	299,666
New Mexico Hospital Equipment Loan Council, Refunding RB, Series A, 5.00%, 08/01/25(c)	2,500	2,721,510

		7,193,520

New York — 15.2%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB
Series A, 4.50%, 06/01/27	1,710	1,793,311
Series A, 5.00%, 06/01/35	415	433,352
Build NYC Resource Corp., RB, Series A, 4.88%, 05/01/31(b)	420	428,909
Build NYC Resource Corp., Refunding RB, 5.00%, 08/01/35	665	720,351
City of New York, GO, Series F-1, 4.00%, 03/01/47	3,645	3,658,880
Huntington Local Development Corp., RB, Series A, 5.00%, 07/01/36	940	905,507
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	7,005	7,154,760
Series B, 5.25%, 11/15/38	3,145	3,260,855
Series C, 5.00%, 11/15/38	4,450	4,525,944
Sub-Series A-1, 5.00%, 11/15/40	2,355	2,428,554
Metropolitan Transportation Authority, Refunding RB,
Series A, 4.00%, 11/15/51	2,250	2,210,566
New York City Industrial Development Agency, Refunding RB
Series-A, Class A, (AGM), 3.00%, 01/01/35	500	464,297
Series-A, Class A, (AGM), 3.00%, 01/01/36	1,000	914,040
New York City Municipal Water Finance Authority, RB
Series CC-1, 4.00%, 06/15/52	2,515	2,515,111
Series CC-1, 5.00%, 06/15/52	5,400	6,064,411
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series A-1, Subordinate, 4.00%, 08/01/48(g)	3,795	3,779,847
Series C-3, Subordinate, 4.00%, 05/01/43	5,000	5,039,615
Series F-1, Subordinate, 4.00%, 02/01/51	2,915	2,919,326
Series F-1, Subordinate, 5.00%, 02/01/51	3,975	4,434,148
New York Convention Center Development Corp., RB, CAB, Series B, Sub Lien, (BAM-TCRS), 0.00%, 11/15/40(d)	7,000	3,119,522
New York Liberty Development Corp., Refunding RB 3.13%, 09/15/50	6,970	6,026,443
Series 1, Class 1, 5.00%, 11/15/44(b)	1,730	1,735,379
Series A, 2.88%, 11/15/46	16,310	12,892,631
Series A, 3.00%, 11/15/51	990	770,059
New York Power Authority, RB, (AGM), 4.00%, 11/15/47	570	582,636
New York Power Authority, Refunding RB
Series A, 4.00%, 11/15/50	3,000	2,999,133
Series A, 4.00%, 11/15/55	10,135	10,132,253
New York State Dormitory Authority, Refunding RB
5.00%, 12/01/27(b)	900	992,680
5.00%, 12/01/28(b)	1,800	1,983,335
Series A, 5.00%, 05/01/32	3,060	3,287,930
Series A, 5.00%, 07/01/32	9,000	9,719,685
Series A, 4.00%, 03/15/46	10,000	10,103,150

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Thruway Authority, Refunding RB, Series A, 4.00%, 03/15/50	$5,000	$4,994,145
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	2,500	2,496,680
New York State Urban Development Corp., Refunding RB, Series A, 3.00%, 03/15/41	8,515	7,688,262
New York Transportation Development Corp., ARB, AMT, 5.00%, 12/01/39	1,865	1,991,210
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	2,775	2,759,255
AMT, 5.00%, 10/01/35	630	654,331
AMT, 5.00%, 10/01/40	1,775	1,825,059
Port Authority of New York & New Jersey, ARB, Consolidated, 221st Series, AMT, 4.00%, 07/15/36	1,175	1,189,579
Port Authority of New York & New Jersey, Refunding ARB
Series 223, AMT, 4.00%, 07/15/40	1,475	1,468,413
Series 223, AMT, 4.00%, 07/15/41	1,850	1,828,492
Series 232, AMT, 4.63%, 08/01/52	1,290	1,334,296
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	1,770	1,400,132
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/38	4,400	4,811,998
Troy Capital Resource Corp., Refunding RB, Series A, 5.00%, 09/01/33	860	969,287

		153,407,759

North Dakota — 0.2%
North Dakota Housing Finance Agency, RB, S/F Housing, Series B, 2.60%, 01/01/43	2,110	1,718,184

Ohio — 4.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/39	3,000	2,992,890
Series B-2, Class 2, 5.00%, 06/01/55	8,355	8,324,922
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, 5.00%, 12/01/35	850	951,053
Montgomery County, Refunding RB, 4.00%, 08/01/51	4,250	4,251,649
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	1,550	1,467,428
Ohio Housing Finance Agency, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 2.70%, 09/01/46	5,890	5,014,934
Ohio Turnpike & Infrastructure Commission, Refunding RB
Series A-1, Junior Lien, 5.25%, 02/15/31	11,145	11,361,893
Series A-1, Junior Lien, 5.25%, 02/15/32	2,250	2,293,405
State of Ohio, RB, 4.00%, 01/01/41	6,000	6,072,390
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(c)	25	27,771

		42,758,335

Oklahoma — 0.7%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/27	1,190	1,306,928
5.00%, 10/01/28	1,265	1,388,616
5.00%, 10/01/29	1,400	1,536,091

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma Development Finance Authority, RB
Series B, 5.00%, 08/15/29	$1,200	$1,199,843
Series B, 5.00%, 08/15/33	1,305	1,285,644

		6,717,122

Oregon — 0.1%
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52	1,550	1,512,426

Pennsylvania — 5.5%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/23	160	162,247
5.00%, 05/01/28	835	898,454
Bucks County Industrial Development Authority, RB
5.00%, 07/01/35	1,100	1,149,345
5.00%, 07/01/36	1,250	1,300,221
4.00%, 07/01/46	145	117,459
4.00%, 07/01/51	100	79,305
Commonwealth Financing Authority, RB
5.00%, 06/01/33	2,000	2,204,944
5.00%, 06/01/34	3,750	4,104,067
Montgomery County Higher Education and Health Authority, Refunding RB, 4.00%, 09/01/49	4,145	4,144,652
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/35	1,450	1,619,090
Series A-1, 4.00%, 04/15/36	1,545	1,572,353
AMT, 5.00%, 12/31/28	115	122,731
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 02/15/40	1,480	1,484,760
Series A, 4.00%, 02/15/52	950	941,228
Pennsylvania Turnpike Commission, RB Sub-Series A, 5.50%, 12/01/46	18,570	19,963,697
Series B, Subordinate, 4.00%, 12/01/51	3,000	2,901,144
Pennsylvania Turnpike Commission, Refunding RB 2nd Series, 5.00%, 12/01/30	2,620	2,929,828
Sub-Series B-2, 5.00%, 06/01/32	5,000	5,535,510
School District of Philadelphia, GO
Series A, (SAW), 5.00%, 09/01/30	1,200	1,369,598
Series A, (SAW), 5.00%, 09/01/31	1,000	1,134,917
Series A, (SAW), 5.00%, 09/01/32	1,200	1,354,453

		55,090,003

Puerto Rico — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-2, Convertiable, Restructured, 4.33%, 07/01/40	1,919	1,867,886
Series A-1, Restructured, 4.50%, 07/01/34	4,365	4,414,346
Series A-1, Restructured, 4.75%, 07/01/53	1,069	1,065,003
Series A-1, Restructured, 5.00%, 07/01/58	8,412	8,472,423
Series A-2, Restructured, 4.33%, 07/01/40	12,484	12,358,723
Series A-2, Restructured, 4.78%, 07/01/58	488	486,648
Series B-1, Restructured, 4.75%, 07/01/53	749	744,788
Series B-2, Restructured, 4.78%, 07/01/58	726	719,714
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d)
Series A-1, Restructured, 0.00%, 07/01/27	11,890	9,975,377
Series A-1, Restructured, 0.00%, 07/01/29	446	343,779

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(d) (continued)
Series A-1, Restructured, 0.00%, 07/01/31	$1,464	$1,024,339
Series A-1, Restructured, 0.00%, 07/01/46	7,903	2,283,833
Series B-1, Restructured, 0.00%, 07/01/27	2,521	2,107,385
Series B-1, Restructured, 0.00%, 07/01/29	4,466	3,440,057

		49,304,301

Rhode Island — 0.7%
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 04/01/29	1,000	1,053,410
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 09/01/32	2,000	2,070,940
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/27	1,000	1,112,524
Series A, AMT, 5.00%, 12/01/28	1,000	1,123,761
Rhode Island Student Loan Authority, Refunding RB
Series A, AMT, 5.00%, 12/01/24	750	795,007
Series A, AMT, 5.00%, 12/01/25	850	918,225

		7,073,867

South Carolina — 4.5%
Charleston County Airport District, ARB
Series A, AMT, 5.25%, 07/01/25	4,490	4,623,923
Series A, AMT, 5.50%, 07/01/38	3,000	3,086,481
Series A, AMT, 6.00%, 07/01/38	5,270	5,445,602
Series A, AMT, 5.50%, 07/01/41	4,170	4,288,303
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(c)	6,735	7,042,810
South Carolina Jobs-Economic Development Authority, Refunding RB
4.00%, 11/15/27	625	614,809
Series A, 5.00%, 05/01/37	4,480	4,820,059
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/30	5,500	5,966,537
Series A, 5.00%, 12/01/31	5,660	6,140,511
Series A, 5.00%, 12/01/32	200	216,541
Series A, 5.00%, 12/01/33	800	861,559
Series A, 4.00%, 12/01/34	2,100	2,142,762

		45,249,897

Tennessee — 0.6%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/35	4,000	4,326,368
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
5.00%, 10/01/29	350	380,065
5.00%, 10/01/34	450	478,654
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	550	596,145

		5,781,232

Texas — 9.4%
Belton Independent School District, GO, (PSF-GTD), 4.00%, 02/15/52	3,000	3,013,830
City of Dallas Texas Waterworks & Sewer System Revenue Refunding RB, Series C, 3.00%, 10/01/46	5,110	4,359,075
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	700	700,724
City of Houston Texas Airport System Revenue, Refunding ARB
AMT, 5.00%, 07/15/27	410	421,770
Sub-Series A, AMT, 5.00%, 07/01/31	1,430	1,601,303

Security	Par (000)	Value

Texas (continued)
City of Houston Texas Airport System Revenue, Refunding ARB (continued)
Sub-Series A, AMT, 5.00%, 07/01/32	$1,515	$1,692,028
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	400	413,489
Dallas Fort Worth International Airport, Refunding RB, Series B, 4.00%, 11/01/45	2,720	2,745,563
Katy Independent School District, GO, (PSF), 4.00%, 02/15/47	3,215	3,287,392
Love Field Airport Modernization Corp., ARB, AMT, 5.00%, 11/01/28	1,000	1,005,754
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	3,840,192
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	1,360	1,390,297
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	800	799,986
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, Refunding RB, 5.00%, 08/15/47	8,590	9,107,453
San Jacinto River Authority, RB, (AGM), 5.25%, 10/01/25	2,910	2,917,362
State of Texas, GO, 5.00%, 04/01/43	15,550	16,914,170
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/33	8,485	9,496,658
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	441,456
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/29	1,265	1,391,377
5.00%, 12/15/31	1,950	2,153,428
Texas Water Development Board RB, 4.00%, 10/15/54	8,000	8,033,960
Texas Water Development Board, RB
5.25%, 10/15/46	4,780	5,246,499
4.00%, 10/15/51	2,000	2,018,374
Series B, 4.00%, 10/15/43	5,000	5,096,940
Via Metropolitan Transit, Refunding RB(c)
5.25%, 08/01/23	4,720	4,886,045
Series A, 5.25%, 08/01/23	1,585	1,640,759

		94,615,884

Utah — 1.1%
County of Utah, RB, Series A, 5.00%, 05/15/50	2,275	2,542,577
Salt Lake City Corp. Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/33	3,500	3,853,556
Utah Charter School Finance Authority, RB(b)
Series A, 3.63%, 06/15/29	370	357,943
Series A, 5.00%, 06/15/49	320	314,449
Utah Charter School Finance Authority, Refunding RB, 4.50%, 06/15/27(b)	1,290	1,292,851
Utah State University, RB, Series B, (AGM), 4.00%, 12/01/45	3,000	3,011,826

		11,373,202

Vermont — 0.6%
University of Vermont and State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	5,811,212

Virginia — 0.0%
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/33	495	510,062

Washington — 1.0%
City of Bellevue, Refunding GO, 4.00%, 12/01/42	1,250	1,290,389

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington (continued)
State of Washington, GO, Series C, 5.00%, 02/01/41	$2,500	$2,796,220
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	1,730	1,704,795
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	1,613	1,554,171
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/27	1,560	1,668,852
5.00%, 01/01/28	750	805,170

		9,819,597

Wisconsin — 1.7%
Public Finance Authority, RB
5.00%, 04/01/30(b)	500	526,481
5.00%, 06/15/34	430	457,253
5.00%, 06/15/56(b)	1,000	863,693
5.00%, 10/15/56(b)	385	359,625
Series A, 4.00%, 03/01/30(b)	445	433,689
Series A, 5.00%, 07/15/39(b)	165	172,971
Series A, 5.00%, 07/15/49(b)	630	652,330
Series A, 5.00%, 10/15/50(b)	1,695	1,588,529
Series A, 5.00%, 07/15/54(b)	300	309,627
Series A-1, 5.00%, 01/01/55(b)	945	887,922
AMT, 4.00%, 03/31/56	3,115	2,627,537
Public Finance Authority, Refunding RB
4.00%, 09/01/29(b)	130	124,755
4.00%, 12/01/31	700	710,188
5.00%, 09/01/49(b)	520	464,320
Series B, AMT, 5.25%, 07/01/28	4,765	4,772,953
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/51	2,720	2,685,097

		17,636,970

Total Municipal Bonds — 141.8% (Cost: $1,436,785,934)		1,428,214,149

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Alabama — 4.2%
Alabama Special Care Facilities Financing Authority- Birmingham, Refunding RB, Series B, 5.00%, 11/15/46	39,718	41,934,831

California — 4.0%
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, 4.00%, 06/01/52	8,500	8,759,080
Ontario Public Financing Authority, RB, (AGM), 5.00%, 11/01/52	6,000	6,707,422
State of California, Refunding GO
5.00%, 10/01/35	12,500	13,782,256
4.00%, 11/01/38	10,775	11,435,220

		40,683,978

District of Columbia — 1.5%
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 4.00%, 07/15/45	15,000	15,259,478

Security	Par (000)	Value

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Series C, 4.13%, 02/15/35	$7,500	$7,563,880

Massachusetts — 3.1%
Commonwealth of Massachusetts, GO, Series E, 5.25%, 09/01/43	20,000	22,645,820
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/32	7,500	8,422,578

		31,068,398

Michigan — 1.0%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/40	10,100	10,321,099

Nebraska — 1.0%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	9,062	9,761,692

Nevada — 1.0%
County of Clark Nevada, GO, 4.00%, 07/01/47	10,000	10,024,525

New Jersey — 0.7%
New Jersey Housing & Mortgage Finance Agency, Refunding RB
Series BB, AMT, 3.65%, 04/01/28	3,940	4,081,953
Series BB, AMT, 3.70%, 10/01/28	3,055	3,165,070

		7,247,023

New York — 11.7%
City of New York, GO, Sub-Series 1-I, 5.00%, 03/01/32	7,009	7,362,815
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 4.00%, 02/15/44	30,165	30,063,352
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 5.00%, 07/15/43	11,825	12,908,332
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Series F-1, 5.00%, 08/01/36	9,444	10,375,096
Sub-Series B-1, 4.00%, 11/01/41	20,000	20,336,360
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/36(i)	5,505	6,048,351
Series A, 4.00%, 03/15/49	10,530	10,520,453
Series EE, 4.00%, 03/15/42	10,000	10,180,700
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/32	5,501	5,606,986
Port Authority of New York & New Jersey, Refunding ARB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,122,440

		117,524,885

Pennsylvania — 1.0%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	10,000	9,977,895

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington — 1.6%
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/34	$15,000	$16,483,660

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.6% (Cost: $322,945,877)		317,851,344

Total Long-Term Investments — 173.4% (Cost: $1,759,731,811)		1,746,065,493

	Shares

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(j)(k)	5,320,399	5,321,995

Total Short-Term Securities — 0.5% (Cost: $5,321,995)		5,321,995

Total Investments — 173.9% (Cost: $1,765,053,806)		1,751,387,488

Liabilities in Excess of Other Assets — (1.1)%		(10,163,594)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.1)%		(172,589,380)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (55.7)%		(561,378,400)

Net Assets Applicable to Common Shares — 100.0%		$1,007,256,114

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	When-issued security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between September 15, 2024, is $3,811,448. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$309,107	$5,012,390	(a)	$—	$498	$—	$5,321,995	5,320,399	$5,334	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	653	09/21/22	$79,033	$(1,495,651)
U.S. Long Bond	478	09/21/22	68,518	(2,422,518)
5-Year U.S. Treasury Note	699	09/30/22	79,506	(804,063)

				$(4,722,232)

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$4,722,232	$—	$4,722,232

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$4,816,335	$—	$4,816,335

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(9,493,181)	$—	$(9,493,181)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$227,057,507

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,428,214,149	$—	$1,428,214,149
Municipal Bonds Transferred to Tender Option Bond Trusts	—	317,851,344	—	317,851,344
Short-Term Securities
Money Market Funds	5,321,995	—	—	5,321,995

	$5,321,995	$1,746,065,493	$—	$1,751,387,488

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(4,722,232)	$—	$—	$(4,722,232)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) July 31, 2022	BlackRock Municipal Income Fund, Inc. (MUI)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(172,298,430)	$—	$(172,298,430)
VRDP Shares at Liquidation Value	—	(561,700,000)	—	(561,700,000)

	$—	$(733,998,430)	$—	$(733,998,430)

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.2%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,665	$1,743,200
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	3,175	3,329,461
Series D, Sub Lien, 6.00%, 10/01/42	7,410	8,063,895

		13,136,556

Arizona — 3.1%
Glendale Industrial Development Authority, RB 5.00%, 05/15/41	190	191,349
5.00%, 05/15/56	750	732,750
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	3,575	3,607,683
Salt Verde Financial Corp., RB 5.00%, 12/01/32	7,365	8,189,018
5.00%, 12/01/37	5,000	5,543,580

		18,264,380

Arkansas — 1.0%
Arkansas Development Finance Authority, RB 5.00%, 12/01/47	1,120	1,198,263
Series A, AMT, 4.50%, 09/01/49(a)	5,230	5,075,616

		6,273,879

California — 6.0%
California Educational Facilities Authority, RB,
Series V-1, 5.00%, 05/01/49	2,010	2,539,448
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(b)	2,560	2,639,836
Series A, 4.00%, 04/01/45	820	808,061
Series A, 4.00%, 08/15/48	4,805	4,817,623
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	305	313,075
Series A, 5.25%, 08/15/49	770	789,332
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,650	1,653,826
California State Public Works Board, RB 4.00%, 11/01/41	935	961,172
Series I, 5.00%, 11/01/38	1,605	1,654,692
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,287,401
City of Los Angeles Department of Airports, ARB, Series A, AMT, 4.00%, 05/15/49	4,370	4,355,592
City of Los Angeles Department of Airports, Refunding ARB AMT, 5.00%, 05/15/45	2,425	2,682,986
Series A, AMT, 5.00%, 05/15/38	605	674,673
Series A, AMT, 5.00%, 05/15/39	650	719,556
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	500	379,777
CSCDA Community Improvement Authority, RB, M/F Housing (a) 4.00%, 10/01/56	235	214,966
4.00%, 12/01/56	340	272,680
Series A, Class 2, 4.00%, 06/01/58	1,410	1,213,053
Senior Lien, 3.13%, 06/01/57	1,215	881,509
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	715	584,010

Security	Par (000)	Value

California (continued)
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	$1,215	$1,178,158
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB,
Series A, AMT, 4.00%, 05/01/52	1,295	1,272,248
State of California, GO, (AMBAC), 5.00%, 04/01/31	10	10,024
State of California, Refunding GO, 3.00%, 12/01/46	1,045	917,900
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	740	779,321

		35,600,919

Colorado — 2.7%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	2,635	3,050,326
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	3,580	4,071,158
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	3,735	3,660,292
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, (GNMA), 3.25%, 05/01/52	1,215	1,224,701
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 12/01/22(b)	1,250	1,304,616
State of Colorado, COP, BAB, Series O, 4.00%, 03/15/44	2,695	2,738,961

		16,050,054

Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.50%, 11/15/51	980	994,464
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	690	721,463
Series A, 4.00%, 05/01/39	440	451,460

		2,167,387

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,430	2,528,347

District of Columbia — 7.0%
District of Columbia, Refunding RB 5.00%, 04/01/35	910	986,236
Catholic Health Services, 5.00%, 10/01/48	4,875	5,158,116
District of Columbia, TA, 5.13%, 06/01/41	4,440	4,450,740
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	715	729,869
Series A, AMT, 4.00%, 10/01/38	715	726,195
Series A, AMT, 4.00%, 10/01/40	860	864,765
Series A, AMT, 4.00%, 10/01/41	1,855	1,852,219
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	1,615	1,519,126
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/31	8,350	6,159,828
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/32	15,000	10,590,765
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	13,410	9,045,313

		42,083,172

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 4.1%
Alachua County Health Facilities Authority, RB,
Series A, 5.00%, 12/01/44	$4,825	$4,968,110
Broward County Florida Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	445	447,462
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	405	443,933
Series A-1, 5.00%, 10/01/33	455	495,314
Series A-1, 5.00%, 10/01/34	455	492,766
Series A-1, 5.00%, 10/01/35	150	161,589
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	2,891,115
County of Lee Florida Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	2,665	2,940,390
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	680	690,180
Series A, 4.00%, 10/01/38	680	687,893
Series A, 4.00%, 10/01/39	505	510,916
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	455	477,488
Series A, 5.00%, 06/15/50	1,510	1,561,989
Series A, 5.00%, 06/15/55	905	932,562
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	2,665	2,693,921
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,695	3,967,698

		24,363,326

Georgia — 2.3%
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,485	1,142,708
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	1,245	1,322,821
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,040	1,133,112
Series A, 5.00%, 05/15/36	1,040	1,125,908
Series A, 5.00%, 05/15/37	1,145	1,244,238
Series A, 5.00%, 05/15/38	630	687,563
Series A, 5.00%, 05/15/49	2,100	2,286,205
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,290	3,110,527
Municipal Electric Authority of Georgia, Refunding RB Sub-Series A, 4.00%, 01/01/49	1,285	1,249,030
Series A, Subordinate, 4.00%, 01/01/51	465	447,511

		13,749,623

Idaho — 1.7%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	10,000	10,023,250

Illinois — 10.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/42	1,115	1,115,487
Series C, 5.25%, 12/01/35	3,095	3,173,641
Series D, 5.00%, 12/01/46	4,040	4,109,595
Series H, 5.00%, 12/01/36	460	478,079
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,365	1,443,441

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, Refunding GO (continued)
Series D, 5.00%, 12/01/25	$1,735	$1,834,704
Series D, 5.00%, 12/01/31	1,000	1,067,666
Series G, 5.00%, 12/01/34	455	476,785
Chicago Midway International Airport, Refunding RB
Series A, Senior Lien, 4.00%, 01/01/36	460	470,241
Series A, Senior Lien, 4.00%, 01/01/38	1,500	1,526,299
Cook County Community College District No.508, GO, 5.50%, 12/01/38	1,635	1,692,331
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	500	484,701
Series A, 5.00%, 02/15/50	270	258,394
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	2,705	2,998,487
Series A, 4.00%, 01/01/46	1,200	1,202,300
Series A, 5.00%, 01/01/46	3,135	3,507,018
Series C, 5.00%, 01/01/37	5,815	6,152,747
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,835	1,895,871
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	570	537,175
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(c)
Series B, (AGM), 0.00%, 06/15/43	10,925	4,426,395
Series B, (AGM), 0.00%, 06/15/47	27,225	9,036,740
State of Illinois, GO
5.50%, 07/01/38	4,000	4,100,676
5.00%, 02/01/39	3,195	3,245,727
Series A, 5.00%, 04/01/38	2,510	2,549,761
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/28	1,000	1,101,506
University of Illinois, RB, Series A, 5.00%, 04/01/44	2,045	2,094,450

		60,980,217

Indiana — 2.3%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,635	1,735,379
AMT, 7.00%, 01/01/44	3,950	4,178,191
Indiana Finance Authority, RB(b)
Series A, AMT, 5.00%, 07/01/23	3,925	4,022,210
Series A, AMT, 5.25%, 07/01/23	840	863,433
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	595	588,916
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,613,525

		14,001,654

Kansas — 0.1%
Ellis County Unified School District No.489 Hays, Refunding GO, Series B, (AGM), 4.00%, 09/01/52	530	523,131

Kentucky — 1.3%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(b)	2,055	2,088,566

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kentucky (continued)
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	$2,625	$2,922,531
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43	2,485	2,715,750

		7,726,847

Louisiana — 1.2%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 04/01/45	5,500	6,039,847
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.25%, 05/15/35	1,025	1,051,680

		7,091,527

Maryland — 0.8%
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	1,094	1,096,623
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	880	942,521
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,650	2,603,180

		4,642,324

Massachusetts — 1.8%
Massachusetts Bay Transportation Authority, Refunding RB, Series A-1, 5.25%, 07/01/29	3,250	3,905,934
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	1,165	981,626
Series C-1, 3.25%, 12/01/54	4,280	3,596,129
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,325	2,528,249

		11,011,938

Michigan — 1.3%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,710	1,692,680
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	1,995	1,455,093
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,105	2,303,198
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,255	2,273,843

		7,724,814

Minnesota — 2.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	2,116,468
Series A, 5.25%, 02/15/53	4,315	4,561,585
Minnesota Housing Finance Agency, RB
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	710	597,391
Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	1,315	1,304,855
Series C, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	3,715	3,773,355

		12,353,654

Missouri — 3.5%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	6,030	5,861,335

Security	Par (000)	Value

Missouri (continued)
Health & Educational Facilities Authority of the State of Missouri, Refunding RB 5.50%, 05/01/43	$510	$523,187
Series A, 4.00%, 07/01/46	1,250	1,248,875
Series C, 5.00%, 11/15/47	5,470	5,750,321
Kansas City Industrial Development Authority, ARB, Class B, AMT, 5.00%, 03/01/54	2,680	2,800,147
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52	4,835	4,940,166

		21,124,031

Nebraska — 0.7%
Central Plains Energy Project, Refunding RB 5.25%, 09/01/37	1,670	1,674,471
5.00%, 09/01/42	925	927,285
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/52	1,335	1,330,618

		3,932,374

New Hampshire(a) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,205	3,094,155
Series C, AMT, 4.88%, 11/01/42	1,665	1,652,203

		4,746,358

New Jersey — 15.0%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,490	3,617,619
5.25%, 11/01/44	3,180	3,271,858
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,470	3,514,714
New Jersey Economic Development Authority, RB 4.00%, 11/01/38	1,075	1,081,134
4.00%, 11/01/39	860	861,496
5.00%, 06/15/49	4,850	5,155,831
Series EEE, 5.00%, 06/15/48	7,780	8,237,651
Series B, AMT, 6.50%, 04/01/31	2,005	2,096,167
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	3,040	3,154,033
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	9,540	9,560,025
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,570	2,530,201
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,595	2,689,609
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	1,360	1,385,042
Series BB, 5.00%, 06/15/50	9,550	10,167,121
New Jersey Transportation Trust Fund Authority, RB, CAB, Series C, (AMBAC), 0.00%, 12/15/35(c)	7,395	4,364,965
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	1,530	1,563,193
Series E, 5.00%, 01/01/45	5,425	5,712,514

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	$5,120	$5,396,598
Sub-Series B, 5.00%, 06/01/46	14,860	15,180,590

		89,540,361

New Mexico — 0.4%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	1,000	993,717
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	1,600	1,701,424

		2,695,141

New York — 12.6%
City of New York, GO, Series C, 5.00%, 08/01/43	2,330	2,611,776
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,070	4,069,605
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,960	5,142,716
Series B, 5.25%, 11/15/39	1,765	1,824,136
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,335	3,456,511
Series C-1, 5.00%, 11/15/50	1,085	1,141,369
Series C-1, 5.25%, 11/15/55	1,605	1,706,722
Monroe County Industrial Development Corp., Refunding RB 4.00%, 12/01/46	1,090	1,009,240
Series A, 4.00%, 07/01/50	2,240	2,222,145
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	2,220	1,808,985
Series F-1, (FHA), 2.40%, 11/01/46	5,310	4,066,228
Series F-1, (FHA), 2.50%, 11/01/51	3,660	2,742,658
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	455	408,837
Series A, Class A, (AGM), 3.00%, 01/01/39	455	398,711
Series A, Class A, (AGM), 3.00%, 01/01/40	320	277,184
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	1,135	1,137,531
Series C, Subordinate, 4.00%, 05/01/45	2,275	2,290,904
Series F-1, Subordinate, 4.00%, 02/01/51	840	841,247
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	905	928,842
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,400	3,414,311
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(a)	8,145	8,170,323
Series 2, Class 2, 5.15%, 11/15/34(a)	705	716,386
Series 2, Class 2, 5.38%, 11/15/40(a)	1,760	1,794,626
Series A, 2.88%, 11/15/46	7,060	5,580,746
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,750	4,160,486
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	2,695	2,261,833
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,525	1,549,597
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	750	778,965
AMT, 5.00%, 10/01/40	2,120	2,179,788

Security	Par (000)	Value

New York (continued)
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	$1,790	$1,989,746
Series A, 4.00%, 11/15/54	2,065	2,067,947
Series A, 5.00%, 11/15/56	1,850	2,031,424
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	421	432,392

		75,213,917

North Carolina — 1.5%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	4,300	3,820,567
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,315	1,351,661
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	240	222,864
Series A, 5.00%, 10/01/40	360	380,237
Series A, 4.00%, 10/01/45	220	197,576
Series A, 5.00%, 10/01/45	640	670,259
Series A, 4.00%, 10/01/50	270	237,864
Series A, 5.00%, 10/01/50	720	751,827
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,130	1,386,478

		9,019,333

North Dakota — 0.4%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	2,000	2,121,652

Ohio — 4.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	610	612,185
Series A-2, Class 1, 4.00%, 06/01/38	610	609,938
Series A-2, Class 1, 4.00%, 06/01/39	610	608,554
Series A-2, Class 1, 4.00%, 06/01/48	1,605	1,547,385
Series B-2, Class 2, 5.00%, 06/01/55	6,895	6,870,178
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	4,160	4,124,956
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	840	899,146
Series A, 4.00%, 12/01/44	1,060	1,063,472
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,245	1,241,646
Series A, 3.75%, 08/15/50	2,190	2,090,596
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	1,915	1,915,245
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	645	635,583
Ohio Housing Finance Agency, Refunding RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.25%, 09/01/52	3,470	3,502,611
Ohio State University, RB, Series A, 4.00%, 12/01/48	760	776,961
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,685	1,715,756

		28,214,212

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB,
Series B, 5.50%, 08/15/57	2,460	2,343,300

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	$4,320	$4,203,135
Series C, 4.00%, 01/01/42	4,115	4,036,383

		10,582,818

Oregon — 0.7%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,755	4,050,627

Pennsylvania — 4.1%
Montgomery County Higher Education and Health Authority, Refunding RB 4.00%, 05/01/52	4,450	4,338,879
Series A, 5.00%, 09/01/43	2,610	2,805,163
Series A, 4.00%, 09/01/49	1,185	1,188,070
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,765	1,821,503
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,279,419
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,875	4,879,207
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 2022, 4.25%, 10/01/52	2,365	2,478,300
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,404,977
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	1,415	1,415,064

		24,610,582

Puerto Rico — 5.1%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	1,430	1,450,643
5.63%, 05/15/43	1,430	1,453,312
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,817	3,802,728
Series A-1, Restructured, 5.00%, 07/01/58	14,706	14,811,633
Series A-2, Restructured, 4.78%, 07/01/58	6,236	6,218,726
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/46	8,495	2,454,911
Series A-1, Restructured, 0.00%, 07/01/51	1,547	332,378

		30,524,331

Rhode Island — 4.0%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	623,250
Narragansett Bay Commission, Refunding RB,
Series A, 4.00%, 09/01/22(b)	3,270	3,277,528
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	2,525	2,501,353
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	7,130	7,138,513
Series B, 5.00%, 06/01/50	9,875	10,084,182

		23,624,826

South Carolina — 4.5%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	6,455	6,829,177
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	8,090	8,379,145

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	$5,000	$5,156,265
Series E, 5.25%, 12/01/55	4,550	4,748,339
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	1,815	1,877,530

		26,990,456

Tennessee — 1.3%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(b)	2,855	2,899,435
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	330	322,030
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,440	1,522,364
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	2,025	2,155,367
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	1,005	1,027,647

		7,926,843

Texas — 9.7%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	4,525	4,384,653
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(b)	725	736,223
City of Houston Texas Airport System Revenue, ARB, Series B-1, AMT, 5.00%, 07/15/30	3,600	3,621,168
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,765	1,786,821
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	2,671,893
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	1,525	1,586,491
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 6.38%, 01/01/33	460	462,958
Series B, 7.00%, 01/01/43(b)	485	496,430
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(c)	4,110	2,047,684
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	2,038,054
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	2,000	2,020,920
San Antonio Public Facilities Corp., Refunding RB, Convertible, 4.00%, 09/15/42	5,700	5,706,412
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,695	2,957,501
Tarrant County Cultural Education Facilities Finance Corp., RB 4.00%, 10/01/47	220	218,083
Series B, 5.00%, 07/01/48	9,585	10,119,690
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,435	2,551,371
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	14,555	14,806,147

		58,212,499

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 1.0%
County of Utah, RB
Series A, 4.00%, 05/15/43	$450	$457,990
Series A, 3.00%, 05/15/50	2,065	1,703,146
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,920	2,008,638
Series A, AMT, 5.00%, 07/01/48	1,845	1,935,215

		6,104,989

Vermont — 0.6%
Vermont Educational & Health Buildings Financing Agency, Refunding RB, 4.00%, 11/01/50	3,275	3,293,664

Virginia — 1.1%
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/52	3,050	3,079,155
Series A, Senior Lien, 4.00%, 07/01/55	3,565	3,581,980

		6,661,135

Washington — 1.7%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	3,120	3,270,983
Series C, AMT, 5.00%, 04/01/40	1,565	1,625,409
Washington Health Care Facilities Authority, RB, Series A, Catholic Health Services, 5.75%, 01/01/23(b)	4,745	4,835,440
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	715	696,828

		10,428,660

Wisconsin(a) — 0.2%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39	190	199,179
Series A, 5.00%, 07/15/49	720	745,519
Series A, 5.00%, 07/15/54	345	356,071

		1,300,769

Wyoming — 0.3%
Wyoming Community Development Authority, RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	1,865	1,918,593

Total Municipal Bonds — 127.7% (Cost: $772,135,189)		763,135,170

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

California — 2.3%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(g)	6,496	6,553,947
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	6,494	7,003,403

		13,557,350

Security	Par (000)	Value

Colorado — 2.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(g)	$4,775	$5,163,314
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	7,820	7,901,143

		13,064,457

District of Columbia — 2.3%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	10,265	10,368,318
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,779	3,743,126

		14,111,444

Georgia — 3.2%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	6,660	6,526,287
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	3,037	3,034,859
Main Street Natural Gas, Inc., RB, Series B, 5.00%, 12/01/52	8,998	9,644,235

		19,205,381

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(b)	6	5,866
Series C, 4.00%, 02/15/41	2,994	3,032,746

		3,038,612

Massachusetts — 0.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,333	4,392,971

Nebraska — 0.8%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53	4,303	4,634,917

New York — 9.7%
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,760	2,748,817
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,578	12,703,345
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	6,063	6,006,353
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	13,980	14,059,062
Series A, 4.00%, 03/15/49	16,585	16,562,881
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	5,683,027

		57,763,485

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(b)	5,290	5,800,900

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	4,877	5,304,834

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 1.9%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	$6,243	$6,252,297
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	5,060	5,156,418

		11,408,715

Virginia — 3.1%
Fairfax County Economic Development Authority, Refunding RB, 4.00%, 05/15/42	3,692	3,744,828
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(g)	4,496	4,499,952
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	10,087	10,095,227

		18,340,007

Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	5,950	5,951,620
4.00%, 12/15/49(g)	6,200	5,941,556

		11,893,176

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 30.6% (Cost: $188,102,137)		182,516,249

Total Long-Term Investments — 158.3% (Cost: $960,237,326)		945,651,419

	Shares

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(h)(i)	12,959,260	12,963,148

Total Short-Term Securities — 2.2% (Cost: $12,961,076)		12,963,148

Total Investments — 160.5% (Cost: $973,198,402)		958,614,567

Other Assets Less Liabilities — 1.0%		6,208,002

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.5)%		(116,351,616)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs —(42.0)%		(251,101,949)

Net Assets Applicable to Common Shares — 100.0%		$597,369,004

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2028, is $14,633,819. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,204,044	$5,755,034	(a)	$—	$2,502	$1,568	$12,963,148	12,959,260	$17,017	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD)

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	280	09/21/22	$33,889	$(402,337)
U.S. Long Bond	375	09/21/22	53,754	(1,543,496)
5-Year U.S. Treasury Note	193	09/30/22	21,952	(194,921)

				$(2,140,754)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,140,754	$—	$2,140,754

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$3,093,457	$—	$3,093,457

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(5,695,090)	$—	$(5,695,090)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$109,594,898

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$763,135,170	$—	$763,135,170
Municipal Bonds Transferred to Tender Option Bond Trusts	—	182,516,249	—	182,516,249
Short-Term Securities
Money Market Funds	12,963,148	—	—	12,963,148

	$12,963,148	$945,651,419	$—	$958,614,567

60	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Fund, Inc. (MYD)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,140,754)	$—	$—	$(2,140,754)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(116,155,652)	$—	$(116,155,652)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(367,555,652)	$—	$(367,555,652)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds

Alabama — 0.7%
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	$1,145	$1,248,513
Series A, 5.00%, 12/01/47	1,010	1,060,170
Southeast Energy Authority A Cooperative District, RB, Series B-1, 5.00%, 05/01/53(a)	4,950	5,313,355

		7,622,038

Arizona — 9.1%
Arizona Board of Regents, RB, Series A, 4.00%, 07/01/42	1,000	1,029,820
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 12/01/42	2,785	2,879,253
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	875	834,368
5.00%, 07/01/54(b)	615	615,352
7.10%, 01/01/55(b)	250	221,879
Series A, 5.00%, 07/01/39(b)	1,280	1,289,979
Series A, (BAM), 5.00%, 06/01/49	2,500	2,644,917
Series A, 5.00%, 07/01/49(b)	1,445	1,446,948
Series A, 5.00%, 07/15/49(b)	1,000	1,010,983
Series A, 5.00%, 12/15/49(b)	250	252,185
Series A, 5.00%, 07/01/54(b)	1,110	1,110,508
Arizona Industrial Development Authority, Refunding RB
Series A, 5.13%, 07/01/37(b)	500	511,014
Series A, 5.38%, 07/01/50(b)	1,645	1,677,073
Series A, 5.50%, 07/01/52(b)	600	613,631
Series G, 5.00%, 07/01/47(b)	2,360	2,384,032
Series S, (SD CRED PROG), 5.00%, 07/01/37	750	808,377
City of Buckeye Arizona, RB, (NPFGC), 5.00%, 07/01/43	4,000	4,250,964
City of Goodyear Arizona Water & Sewer Revenue, RB, 2nd Series, Subordinate, (AGM), 4.00%, 07/01/45	250	254,310
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, (AGM), 5.00%, 07/01/40	3,500	3,715,281
City of Phoenix Civic Improvement Corp., ARB
Series A, AMT, 5.00%, 07/01/42	3,000	3,155,781
Series B, AMT, Junior Lien, 5.00%, 07/01/49	7,270	7,700,100
Junior Lien, 3.00%, 07/01/49	1,500	1,129,428
City of Phoenix Civic Improvement Corp., RB
Series B, (BHAC-CR FGIC), 5.50%, 07/01/41(c)	100	127,179
Series A, Junior Lien, 4.00%, 07/01/39	1,300	1,357,573
City of Phoenix Civic Improvement Corp., Refunding RB
AMT, Senior Lien, 5.00%, 07/01/32	700	718,545
Series D, Junior Lien, 4.00%, 07/01/40	1,000	1,002,095
Florence Town, Inc. Industrial Development Authority, RB, 6.00%, 07/01/23(b)(d)	500	519,683
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	825	806,025
Industrial Development Authority of the City of Phoenix, RB
6.63%, 07/01/23(d)	500	522,506
Series A, 5.00%, 07/01/44	2,000	2,024,506
Series A, 6.75%, 07/01/44(b)	440	470,250
Series A, 5.00%, 07/01/46(b)	1,570	1,584,353

Security	Par (000)	Value

Arizona (continued)
Industrial Development Authority of the City of Phoenix, Refunding RB
5.00%, 07/01/45(b)	$500	$503,650
5.00%, 07/01/46	500	508,223
Industrial Development Authority of the County of Pima, RB, 5.00%, 07/01/49(b)	1,150	1,136,055
Industrial Development Authority of the County of Pima, Refunding RB
5.00%, 06/15/49(b)	1,985	1,976,774
5.00%, 06/15/52(b)	530	526,414
Series A, 4.00%, 09/01/29	1,000	1,010,485
Industrial Development Authority of the County of Yavapai, Refunding RB, 4.00%, 08/01/43	1,650	1,613,976
Kyrene Elementary School District No.28, GO
Series B, 5.50%, 07/01/29	480	496,728
Series B, 5.50%, 07/01/30	400	413,940
Maricopa County Industrial Development Authority, RB
5.00%, 07/01/47	1,000	1,020,525
4.00%, 07/01/50	1,500	1,466,721
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(b)	545	558,657
5.00%, 07/01/47(b)	1,000	997,515
5.00%, 07/01/54(b)	1,500	1,514,394
Series A, 5.00%, 09/01/36	1,525	1,661,956
Series A, 5.00%, 01/01/38	500	536,710
Series A, 4.13%, 09/01/38	550	560,941
Series A, 4.13%, 09/01/42	750	751,645
Series A, 5.00%, 09/01/42	1,000	1,070,136
Maricopa County Unified School District No.11-Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,347,901
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	500	544,033
Northern Arizona University, RB, 5.00%, 08/01/23(d)	3,000	3,097,278
Phoenix-Mesa Gateway Airport Authority, ARB, AMT, 5.00%, 07/01/38	3,600	3,607,513
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	200	206,398
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 12/01/41	2,000	2,143,440
Salt Verde Financial Corp., RB
5.50%, 12/01/29	2,000	2,262,270
5.00%, 12/01/32	155	172,342
5.00%, 12/01/37	6,610	7,328,613
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,473,703
Town of Queen Creek Arizona Excise Tax Revenue, RB, Series A, 5.00%, 08/01/42	750	825,616
University of Arizona, Refunding RB, 5.00%, 06/01/39	2,050	2,244,078

		92,247,528

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	4,885	4,740,800

California — 14.2%
ABC Unified School District, GO, Series C, (NPFGC-IBC FGIC), 0.00%, 08/01/34(e)	1,215	836,261
Alvord Unified School District, Refunding GO, Series B, Election 2007, (AGM), 0.00%, 08/01/41(e)	1,175	536,084

62	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Anaheim Public Financing Authority, RB, Series A, (AGM), 6.00%, 09/01/24	$3,505	$3,683,766
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	320	287,089
Series A-2, 4.00%, 08/01/47	2,050	1,687,451
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,770	2,159,342
California Housing Finance Agency, RB, M/F Housing Class A, 3.25%, 08/20/36	3,074	2,904,197
Series 2021-1, Class A, 3.50%, 11/20/35	1,246	1,213,547
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	145	153,809
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	835	866,124
Series I, 5.50%, 11/01/31	1,000	1,045,955
California Statewide Communities Development Authority, Refunding RB(b)
Series A, 5.00%, 06/01/36	1,360	1,421,275
Series A, 5.00%, 06/01/46	1,680	1,723,472
Carlsbad Unified School District, Refunding GO, Series B, 6.00%, 05/01/34(c)	5,000	5,359,150
City of Los Angeles Department of Airports, Refunding ARB, Series D, AMT, Subordinate, 4.00%, 05/15/51	8,175	8,212,065
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	1,660	1,260,860
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	385	357,585
4.00%, 10/01/56	590	539,703
4.00%, 12/01/56	575	461,150
3.00%, 03/01/57	1,540	1,149,924
Series A, Class 2, 4.00%, 06/01/58	3,700	3,183,188
Senior Lien, 3.13%, 06/01/57	2,065	1,498,203
Series A, Class 2, Senior Lien, 4.00%, 12/01/58	4,840	3,953,297
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(e)	13,565	1,723,135
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(e)	5,000	3,901,610
Grossmont-Cuyamaca Community College District, GO, CAB, Series C, Election 2002, (AGC), 0.00%, 08/01/30(e)	10,030	8,182,504
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(c)	4,125	5,079,005
Kern Community College District, GO, Series C, 5.50%, 11/01/23(d)	1,620	1,694,488
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertiable, Election 2008, 6.25%, 08/01/28(c)	4,445	4,476,995
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	975	1,041,124
Series A, AMT, 5.00%, 03/01/37	1,075	1,143,596
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/36(e)	8,750	5,457,944
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	5,405	5,448,770
Regents of the University of California Medical Center Pooled Revenue, Refunding RB Series J, 5.25%, 05/15/23(d)	2,905	2,989,088

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, Refunding RB (continued) Series J, 5.25%, 05/15/38	$825	$846,722
Rio Hondo Community College District, GO, CAB(e)
Series C, Election 2004, 0.00%, 08/01/37	4,005	2,312,018
Series C, Election 2004, 0.00%, 08/01/38	5,000	2,755,155
San Bernardino Community College District, GO, CAB, Series B, 6.38%, 08/01/34(c)	10,000	10,931,670
San Diego Community College District, GO, CAB(e)
Election 2006, 0.00%, 08/01/31	2,145	1,334,370
Election 2006, 0.00%, 08/01/32	2,680	1,565,694
San Diego County Regional Airport Authority, ARB, Series B, AMT, Subordinate, 4.00%, 07/01/56	935	906,648
San Diego Unified School District, GO, CAB(e)
Series C, Election 2008, 0.00%, 07/01/38	3,800	2,160,140
Series G, Election 2008, 0.00%, 07/01/34(d)	1,550	864,534
Series G, Election 2008, 0.00%, 07/01/35(d)	1,640	861,466
Series G, Election 2008, 0.00%, 07/01/36(d)	2,465	1,219,477
Series G, Election 2008, 0.00%, 07/01/37(d)	1,640	764,391
San Diego Unified School District, Refunding GO, CAB(e)
Series R-1, 0.00%, 07/01/30	5,000	4,056,335
Series R-1, 0.00%, 07/01/31	3,005	2,265,277
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,065	1,091,102
Series A, AMT, 5.25%, 05/01/33	830	848,546
Series A, AMT, 5.00%, 05/01/49	795	847,317
San Mateo County Community College District, GO, CAB, Series C, Series 2001, (NPFGC), 0.00%, 09/01/30(e)	12,740	10,412,835
State of California, GO, 5.50%, 04/01/28	5	5,014
Walnut Valley Unified School District, GO, CAB, Series B, Election 2007, 0.00%, 08/01/36(e)	5,500	3,320,141
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	625	659,954
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/36(e)	15,000	9,107,940

		144,768,502

Colorado — 1.5%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	345	329,430
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,000	1,041,196
Series A, AMT, 5.50%, 11/15/30	330	343,448
Series A, AMT, 5.50%, 11/15/31	400	416,209
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.50%, 11/15/53	2,955	3,360,411
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	3,035	3,062,825
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/37(e)	1,760	961,696
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	2,555	2,527,776
Colorado Health Facilities Authority, Refunding RB Series A, 4.00%, 08/01/44	1,060	1,038,798

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB (continued)
Series A, 3.25%, 08/01/49	$1,610	$1,301,130
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	551,954

		14,934,873

Connecticut — 0.5%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	950	804,546
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	270	273,971
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(b)	205	203,884
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	2,570	2,374,505
State of Connecticut, GO, Series C, 5.00%, 06/15/32	1,455	1,661,635

		5,318,541

Delaware — 0.2%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,605	1,714,692

District of Columbia — 1.1%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-1, (FHA), 2.55%, 03/01/42	4,620	3,726,330
District of Columbia, RB
Series A, 5.00%, 07/01/47	3,755	4,342,646
Series B-1, (NPFGC-IBC FGIC), 5.00%, 02/01/31	435	435,886
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	2,875	2,704,326

		11,209,188

Florida — 10.7%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	3,775	3,964,618
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/55	1,285	1,129,145
Series A, 5.50%, 06/01/57	460	435,953
City of Tampa Florida, RB, CAB(e)
Series A, 0.00%, 09/01/49	1,725	492,262
Series A, 0.00%, 09/01/53	1,840	438,608
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	1,005	1,036,850
Series A, AMT, 4.00%, 10/01/49	3,315	3,213,992
Series A, AMT, 5.00%, 10/01/49	300	318,866
County of Broward Florida Port Facilities Revenue, ARB
AMT, 5.25%, 09/01/47	3,650	4,016,124
Series B, AMT, 4.00%, 09/01/49	1,930	1,855,604
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	450	470,912
Series A, AMT, 5.00%, 10/01/22(d)	5,990	6,024,203
County of Miami-Dade Seaport Department, ARB(d)
Series A, 5.38%, 10/01/23	1,170	1,219,952
Series A, 6.00%, 10/01/23	4,780	5,018,374
Series B, AMT, 6.00%, 10/01/23	2,255	2,367,450
Series B, AMT, 6.25%, 10/01/23	1,500	1,575,825

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Seaport Department, ARB(d) (continued)
Series B, AMT, 6.00%, 10/01/30	$1,510	$1,582,004
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(e)
Series A-2, 0.00%, 10/01/38	1,000	445,893
Series A-2, 0.00%, 10/01/41	1,900	720,092
Series A-2, 0.00%, 10/01/42	2,210	794,148
Series A-2, 0.00%, 10/01/43	2,010	683,454
Series A-2, 0.00%, 10/01/44	2,055	659,684
Series A-2, 0.00%, 10/01/45	2,725	826,915
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/50	5,000	4,728,780
Florida Development Finance Corp., RB(b)
AMT, 5.00%, 05/01/29	1,275	1,258,596
Series A, AMT, 5.00%, 08/01/29(a)	500	500,000
Florida Development Finance Corp., Refunding RB(b)
5.00%, 09/15/40	710	711,617
6.50%, 06/30/57	1,230	1,256,516
Greater Orlando Aviation Authority, ARB
Series A, AMT, 4.00%, 10/01/44	2,370	2,359,086
Series A, AMT, 4.00%, 10/01/52	3,260	3,195,449
Sub-Series A, AMT, 5.00%, 10/01/47	8,755	9,214,235
Sub-Series A, AMT, 5.00%, 10/01/52	3,540	3,708,196
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(d)	1,995	2,078,702
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	240	247,645
3.85%, 05/01/39	450	425,485
5.38%, 05/01/47	260	266,495
4.00%, 05/01/49	675	617,054
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	365	328,888
4.00%, 05/01/50	605	508,336
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	40	40,094
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	6,595	6,927,869
Miami-Dade County Seaport Department, Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	2,885	2,838,935
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	6,605	6,462,801
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,325	1,398,756
5.00%, 08/01/47	3,845	4,063,400
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	335	338,132
Palm Beach County Health Facilities Authority, RB
Series B, 4.00%, 11/15/41	160	152,587
Series B, 5.00%, 11/15/42	300	321,323
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	4,140	4,569,355
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(d)	2,820	2,906,436

64	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Seminole Improvement District, RB
5.00%, 10/01/32	$255	$261,693
5.30%, 10/01/37	290	298,075
State of Florida, GO, Series B, 4.00%, 07/01/39	4,905	5,111,849
Storey Creek Community Development District, SAB
4.00%, 12/15/39	415	386,091
4.13%, 12/15/49	350	313,229
Village Community Development District No.14, SA, 5.50%, 05/01/53	1,955	2,031,708

		109,118,341

Georgia — 3.2%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	1,585	1,550,392
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	715	730,445
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	430	385,498
Georgia Housing & Finance Authority, Refunding RB, S/F Housing 3.60%, 12/01/44	1,615	1,613,627
Refunding RB, 3.70%, 06/01/49	1,450	1,405,065
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	2,980	2,910,569
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,475	1,602,840
Series A, 5.00%, 05/15/38	910	993,146
Series A, 5.00%, 05/15/43	1,620	1,680,594
Series A, 5.00%, 05/15/49	1,230	1,339,063
Series B, 5.00%, 12/01/52(a)(f)	6,690	7,170,683
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	1,005	968,620
5.00%, 01/01/56	1,370	1,447,867
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	7,475	8,380,798
Private Colleges & Universities Authority, RB, 5.00%, 04/01/33(d)	330	347,906

		32,527,113

Hawaii — 0.1%
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	485	499,600
AMT, 5.25%, 08/01/26	525	540,441

		1,040,041

Illinois — 10.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	2,645	2,797,667
Series A, 5.00%, 12/01/38	1,075	1,132,907
Series A, 5.00%, 12/01/39	2,905	3,059,407
Series A, 5.00%, 12/01/47	1,265	1,333,566
Series C, 5.25%, 12/01/35	970	994,647
Series D, 5.00%, 12/01/46	1,230	1,251,265
Series H, 5.00%, 12/01/36	295	306,594
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	2,225	2,400,915
Series C, 5.00%, 12/01/25	415	438,848
Series D, 5.00%, 12/01/25	530	560,457
Series G, 5.00%, 12/01/34	290	303,885
Chicago Board of Education, Refunding GO, CAB,
Series A, 0.00%, 12/01/25(e)	590	535,429

Security	Par (000)	Value

Illinois (continued)
Chicago Midway International Airport, Refunding ARB
Series A, AMT, 2nd Lien, 5.00%, 01/01/34	$1,475	$1,530,310
Series A, AMT, 2nd Lien, 5.00%, 01/01/41	2,070	2,120,233
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	6,885	7,420,192
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	4,090	4,117,239
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 5.00%, 01/01/31	2,500	2,506,282
Series B, Senior Lien, 5.00%, 01/01/41	3,800	3,996,198
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/49	1,610	1,672,284
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/52	2,575	2,800,024
Cook County Community College District No.508, GO
5.50%, 12/01/38	1,000	1,035,065
5.25%, 12/01/43	1,500	1,524,478
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	325	325,724
Illinois Finance Authority, Refunding RB
Series B, 4.00%, 08/15/41	1,100	1,080,979
Series C, 4.13%, 08/15/37	2,430	2,431,225
Series C, 5.00%, 08/15/44	820	845,851
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	630	651,772
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, 5.25%, 01/01/33	9,145	9,269,985
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	3,005	3,104,682
Metropolitan Pier & Exposition Authority, RB, CAB(e)
(BAM-TCRS), 0.00%, 12/15/56	2,965	622,597
Series A, (NPFGC), 0.00%, 12/15/26	5,000	4,367,900
Series A, (NPFGC), 0.00%, 06/15/30	14,205	10,869,822
Series A, (NPFGC), 0.00%, 06/15/30(g)	800	644,075
Series A, (NPFGC), 0.00%, 12/15/33	9,950	6,573,716
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	1,690	1,592,676
Series B, (AGM), 0.00%, 06/15/44(e)	8,075	3,108,843
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(e)	4,140	953,020
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	3,953,110
State of Illinois, GO
5.25%, 02/01/30	2,010	2,091,918
5.25%, 02/01/32	2,330	2,422,799
5.50%, 07/01/33	2,920	2,999,520
5.25%, 02/01/34	1,610	1,672,608
5.50%, 07/01/38	2,700	2,767,956
5.50%, 05/01/39	2,785	3,081,071
Series D, 5.00%, 11/01/28	440	478,125

		109,747,866

Indiana — 0.5%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	1,350	1,432,882
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(d)	3,285	3,371,223

		4,804,105

Iowa — 0.0%
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	345	303,569

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	$655	$655,707

Kentucky — 0.4%
City of Henderson Kentucky, RB, Series SE, Class A, AMT, 4.70%, 01/01/52(b)	1,575	1,581,828
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	2,000	2,032,138

		3,613,966

Louisiana — 1.9%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	330	367,755
Series B, (AGM), 5.00%, 12/01/35	440	488,707
Series B, (AGM), 5.00%, 12/01/36	395	437,569
Series B, (AGM), 5.00%, 12/01/37	495	547,272
Lake Charles Harbor & Terminal District, ARB,
Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,568,823
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A,
Sub Lien, 5.00%, 02/01/24(d)	4,015	4,214,449
Louisiana Public Facilities Authority, Refunding RB 5.00%, 05/15/46	4,600	4,812,538
5.00%, 05/15/47	1,895	1,964,427
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	5,080	5,225,588

		19,627,128

Maine — 0.0%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	465	420,422

Maryland — 3.7%
Anne Arundel County Consolidated Special Taxing District, Refunding ST, 5.00%, 07/01/32	500	514,777
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	251,549
City of Baltimore Maryland, RB
Series A, 5.00%, 01/01/24(d)	1,000	1,045,917
Series A, 5.00%, 07/01/41	100	107,447
Series A, 5.00%, 07/01/46	3,040	3,181,562
Series C, 5.00%, 01/01/24(d)	1,000	1,045,917
City of Baltimore Maryland, Refunding RB 5.00%, 09/01/46	750	713,788
Series A, 4.50%, 09/01/33	185	186,935
Series A, 5.00%, 09/01/38	250	256,956
City of Baltimore Maryland, Refunding TA(b)
Series A, Senior Lien, 3.50%, 06/01/39	650	573,301
Series A, Senior Lien, 3.63%, 06/01/46	1,095	930,545
City of Baltimore Maryland, TA(b)
Series B, 3.70%, 06/01/39	200	181,083
Series B, 3.88%, 06/01/46	300	265,650
County of Anne Arundel Maryland, Refunding RB, 3.25%, 09/01/28	360	360,391
County of Baltimore Maryland, Refunding RB, 4.00%, 01/01/50	500	506,103
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(b)	235	253,777
County of Howard Maryland, TA 6.10%, 02/15/44	250	255,079
Series A, 4.50%, 02/15/47(b)	500	467,875
County of Montgomery Maryland, RB, 4.00%, 12/01/44	750	749,229

Security	Par (000)	Value

Maryland (continued)
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	$1,094	$1,096,623
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(b)	300	307,082
Howard County Housing Commission, RB, M/F Housing
5.00%, 12/01/42	500	531,273
4.00%, 06/01/46	500	501,138
Series A, 5.00%, 06/01/44	550	556,687
Maryland Community Development Administration, RB, M/F Housing, Series D, 3.70%, 07/01/35	500	501,037
Maryland Community Development Administration, Refunding RB, Series D, 3.25%, 09/01/50	445	446,560
Maryland Economic Development Corp., ARB, AMT, 5.00%, 06/01/49	250	264,170
Maryland Economic Development Corp., RB 5.00%, 07/01/56	390	395,921
Class B, AMT, 5.25%, 06/30/55	2,920	3,140,971
Maryland Economic Development Corp., Refunding RB 5.00%, 07/01/37	500	500,096
5.00%, 07/01/39	500	512,573
(AGM), 5.00%, 06/01/43	1,350	1,457,148
Series A, 5.00%, 06/01/35	100	109,068
Maryland Health & Higher Educational Facilities Authority, RB 4.00%, 07/01/48	300	300,112
Series 2017, 5.00%, 12/01/46	250	267,762
Series A, 5.00%, 05/15/42	2,330	2,502,963
Series B, 4.00%, 04/15/45	250	248,924
Maryland Health & Higher Educational Facilities Authority, Refunding RB 4.00%, 07/01/24(d)	100	104,209
5.00%, 07/01/24(d)	700	742,576
5.00%, 06/01/29	500	500,589
5.00%, 07/01/34	510	561,406
5.00%, 07/01/35	200	211,904
5.00%, 07/01/40	1,000	1,031,300
4.00%, 07/01/41	500	500,900
5.00%, 08/15/42	1,000	1,037,831
4.13%, 07/01/47	500	500,970
Series A, 5.00%, 01/01/28	100	108,688
Series A, 5.00%, 01/01/45	500	521,167
Series A, 5.00%, 10/01/49	530	571,397
Maryland State Transportation Authority, ARB, AMT, 4.00%, 06/01/29	1,925	1,926,802
Montgomery County Housing Opportunities Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	2,830	2,734,618
Washington Suburban Sanitary Commission, RB, Second Series, (GTD), 4.00%, 06/01/41	875	898,112

		37,440,458

Massachusetts — 4.9%
City of Holyoke Massachusetts, Refunding GO, (SAW), 5.00%, 09/01/22(d)	1,000	1,003,134
Commonwealth of Massachusetts, GO, Series C, 5.00%, 07/01/45	1,000	1,060,718
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series A, 5.25%, 07/01/29	730	877,333
Massachusetts Development Finance Agency, RB 5.00%, 10/01/46	500	521,245
5.00%, 07/01/47	580	604,365

66	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, RB (continued)
5.00%, 10/01/48	$200	$194,564
Series A, 5.25%, 01/01/42	500	525,441
Series A, (AMBAC), 5.75%, 01/01/42	650	855,862
Series A, 5.00%, 01/01/47	5,945	6,150,560
Massachusetts Development Finance Agency, Refunding RB 5.00%, 07/01/37	150	157,998
4.00%, 07/01/39	2,545	2,462,104
5.00%, 04/15/40	1,000	1,019,427
4.00%, 07/01/41	7,685	7,745,320
4.13%, 10/01/42(b)	550	564,648
4.00%, 12/01/42	485	476,292
5.00%, 12/01/42	525	559,446
5.00%, 09/01/43	500	524,970
4.00%, 07/01/44	250	255,104
Series A, 4.00%, 06/01/29(d)	420	474,429
Series A, 5.00%, 06/01/29(d)	250	298,305
Series A, 5.00%, 07/01/44	250	265,748
Series A-2, 4.00%, 07/01/41	100	100,890
Series E, 4.00%, 07/01/38	500	481,117
Series P, 5.45%, 05/15/59	1,500	1,747,533
Massachusetts Educational Financing Authority, RB
AMT, 5.00%, 01/01/27	1,000	1,055,025
Series B, AMT, 2.63%, 07/01/36	100	90,798
AMT, Subordinate, 3.75%, 07/01/47	2,135	1,889,571
Series C, AMT, Subordinate, 3.00%, 07/01/51	1,880	1,414,128
Massachusetts Educational Financing Authority, Refunding RB, AMT, 3.50%, 07/01/33	90	90,324
Massachusetts Health & Educational Facilities Authority, Refunding RB
Series M, 5.50%, 02/15/27	1,000	1,153,147
Series T-2, 5.00%, 10/01/32	500	503,423
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.80%, 12/01/43	500	486,081
Series A, 3.85%, 06/01/46	130	125,173
Series A-1, (FHA), 3.10%, 06/01/60	1,245	990,537
Series C-1, 3.15%, 12/01/49	1,000	842,597
Series D-1, 2.55%, 12/01/50	295	230,062
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	1,585	1,588,439
Series A, AMT, 4.50%, 12/01/47	425	428,360
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 214, (FHLMC, FNMA, GNMA), 2.95%, 12/01/44	465	407,101
Massachusetts Port Authority, ARB, Series B, AMT, 5.00%, 07/01/45	1,750	1,814,043
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/43(d)	3,500	3,596,638
Series A, 5.00%, 08/15/45	750	847,222
Sub-Series B, 4.00%, 02/15/43	1,780	1,787,937

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC SAP), 5.50%, 05/01/39	$825	$1,055,392
University of Massachusetts Building Authority, RB, Series 1, 5.00%, 11/01/22(d)	500	504,817

		49,827,368

Michigan — 4.9%
Eastern Michigan University, RB
Series A, (AGM), 4.00%, 03/01/44	1,455	1,460,287
Series A, 4.00%, 03/01/47	1,455	1,450,644
Michigan Finance Authority, RB
4.00%, 02/15/50	6,975	6,887,708
Series A, 4.00%, 11/15/50	1,705	1,654,798
Michigan Finance Authority, Refunding RB 4.00%, 11/15/46	3,420	3,357,811
Series A, 4.00%, 12/01/40	7,000	7,153,237
Michigan State Building Authority, Refunding RB, 4.00%, 04/15/54	3,765	3,670,092
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.45%, 10/01/46	2,275	1,720,682
Series A, 4.05%, 10/01/48	1,855	1,823,424
Series A, 4.15%, 10/01/53	1,885	1,889,469
Series A, 2.70%, 10/01/56	8,210	5,988,128
Series A-1, 3.35%, 10/01/49	3,465	3,037,644
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	675	619,600
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	1,505	1,646,705
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	5,190	5,255,430
AMT, 5.00%, 06/30/48	1,120	1,129,359
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(d)	900	938,170

		49,683,188

Minnesota — 0.2%
Minnesota Higher Education Facilities Authority, RB, Series A, 5.00%, 10/01/47	1,615	1,718,014

Missouri — 0.3%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 11/15/42	1,015	1,011,314
Missouri Housing Development Commission, RB, S/F Housing, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	2,650	1,941,756

		2,953,070

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	170	172,162

Nebraska — 1.3%
Central Plains Energy Project, RB, Series 1, 5.00%, 05/01/53(a)	6,265	6,748,689
Central Plains Energy Project, Refunding RB 5.00%, 09/01/32	5,010	5,022,380
5.25%, 09/01/37	1,750	1,754,685

		13,525,754

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada — 0.2%
Las Vegas Convention & Visitors Authority, RB,
Series B, 4.00%, 07/01/49	$2,000	$2,012,522

New Hampshire — 0.4%
New Hampshire Business Finance Authority, Refunding RB(a)(b)
Series A, 3.63%, 07/01/43	265	230,687
Series B, AMT, 3.75%, 07/01/45	1,075	938,138
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, (FHA), 4.00%, 07/01/52	3,200	3,105,568

		4,274,393

New Jersey — 8.5%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/33	370	398,561
Series WW, 5.00%, 06/15/34	485	512,547
Series WW, 5.00%, 06/15/36	2,205	2,304,108
Series WW, 5.25%, 06/15/40	715	743,800
Series WW, 5.25%, 06/15/40(d)	40	43,866
AMT, (AGM), 5.00%, 01/01/31	900	931,532
AMT, 5.13%, 01/01/34	1,620	1,664,608
AMT, 5.38%, 01/01/43	2,115	2,162,148
New Jersey Economic Development Authority, Refunding RB
Series BBB, 5.50%, 12/15/26(d)	5,360	6,203,326
Sub-Series A, 4.00%, 07/01/32	1,510	1,538,415
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	755	739,860
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 3.25%, 12/01/39	5,985	5,806,174
Series B, AMT, 4.00%, 12/01/41	3,180	3,130,755
Sub-Series C, AMT, 3.63%, 12/01/49	1,725	1,509,882
Series C, AMT, Subordinate, 4.25%, 12/01/50	2,135	1,984,826
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	2,195	2,196,394
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	2,000	2,195,002
Series A, 0.00%, 12/15/29(e)	7,530	5,946,230
Series AA, 5.25%, 06/15/33	3,525	3,602,680
Series AA, 5.00%, 06/15/38	4,325	4,447,847
Series AA, 4.13%, 06/15/39	1,210	1,221,896
Series AA, 5.50%, 06/15/39	7,190	7,358,656
Series AA, 3.00%, 06/15/50	775	623,559
Series AA, 5.00%, 06/15/50	2,650	2,831,528
Series BB, 4.00%, 06/15/50	4,900	4,766,980
Series D, 5.00%, 06/15/32	1,610	1,707,983
New Jersey Transportation Trust Fund Authority, Refunding RB 4.00%, 12/15/39	1,060	1,062,988
Series A, 5.00%, 12/15/36	180	194,210
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	1,675	1,599,484
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	2,180	2,361,254
Series A, 5.00%, 06/01/36	3,220	3,456,699
Series A, 4.00%, 06/01/37	2,020	2,004,947
Sub-Series B, 5.00%, 06/01/46	8,970	9,163,519

		86,416,264

Security	Par (000)	Value

New Mexico — 0.1%
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/44	$200	$186,561
Series A, 5.00%, 05/15/49	270	244,393
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 01/08/25(d)	500	544,302

		975,256

New York — 8.5%
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/56	6,550	6,742,151
Series D, 5.00%, 11/15/31	460	492,752
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,935	1,576,750
Series I-1, (FHA), 2.55%, 11/01/45	6,665	5,239,203
Series I-1, (FHA), 2.70%, 11/01/55	1,050	803,932
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	2,680	2,722,832
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Subordinate, 3.00%, 05/01/46	1,495	1,307,300
Series C, Subordinate, 4.00%, 05/01/45	935	941,537
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	4,200	4,234,579
New York City Water & Sewer System, RB,
Series DD-1, 3.00%, 06/15/50	3,000	2,574,804
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	1,100	1,104,630
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(b)	2,630	2,638,177
Series A, 2.88%, 11/15/46	14,350	11,343,302
Series A, 3.00%, 11/15/51	425	330,581
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,060	1,055,705
New York State Housing Finance Agency, RB, M/F Housing
Series B, (SONYMA), 3.88%, 11/01/48	400	380,131
Series L-1, (SONYMA), 2.50%, 11/01/45	1,760	1,342,986
New York State Thruway Authority, Refunding RB
Series B, Subordinate, 4.00%, 01/01/39	1,175	1,187,780
Series B, Subordinate, 3.00%, 01/01/46	1,575	1,227,607
Series B, Subordinate, 4.00%, 01/01/50	510	505,272
New York State Urban Development Corp., Refunding RB 4.00%, 03/15/41	3,300	3,341,844
4.00%, 03/15/46	5,960	5,998,031
New York Transportation Development Corp., ARB AMT, 5.00%, 12/01/36	1,650	1,775,713
Series A, AMT, 5.25%, 01/01/50	6,045	6,142,500
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,160	1,204,799
AMT, 5.00%, 10/01/40	3,290	3,382,785
Port Authority of New York & New Jersey, ARB
Consolidated, 221st Series, AMT, 4.00%, 07/15/40	1,000	995,581
Series 221, AMT, 4.00%, 07/15/55	5,155	4,966,250
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	1,475	1,555,640

68	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Series 207, AMT, 4.00%, 09/15/43	$1,090	$1,065,343
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	3,040	2,404,746
Triborough Bridge & Tunnel Authority, Refunding RB, Series A-1, 5.00%, 05/15/51	5,465	6,047,186

		86,632,429

North Carolina — 0.1%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	790	779,601
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	445	445,449

		1,225,050

Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	13,025	12,978,110
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	1,095	1,091,988
County of Montgomery Ohio, Refunding RB, 4.00%, 11/15/42	715	694,078
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	360	354,744
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	370	375,549
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(e)	10,040	6,047,172
Ohio Turnpike & Infrastructure Commission, Refunding RB
Series A-1, Junior Lien, 5.25%, 02/15/31	1,000	1,019,461
Series A-1, Junior Lien, 5.25%, 02/15/32	950	968,326
Series A-1, Junior Lien, 5.25%, 02/15/33	1,325	1,349,928
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,055	1,037,121

		25,916,477

Oklahoma — 0.3%
Oklahoma Development Finance Authority, RB,
Series B, 5.25%, 08/15/48	760	708,480
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	1,640	1,595,635
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	450	462,649

		2,766,764

Oregon — 0.5%
Clackamas Community College District, GO(c)
Series A, 5.00%, 06/15/39	605	675,736
Series A, 5.00%, 06/15/40	440	490,408
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(e)	2,355	1,219,089

Security	Par (000)	Value

Oregon (continued)
Oregon State Facilities Authority, Refunding RB,
Series A, 4.13%, 06/01/52	$1,090	$1,063,577
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	1,150	1,209,477
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	640	598,172

		5,256,459

Pennsylvania — 10.1%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/56	3,925	4,161,297
Allentown Neighborhood Improvement Zone
Development Authority, RB, 5.00%, 05/01/42(b)	585	599,791
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23(d)	1,500	1,546,255
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	225	182,263
4.00%, 08/15/50	1,430	1,364,094
4.00%, 07/01/51	200	158,609
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
AMT, 5.00%, 07/01/51	3,600	3,848,490
Series B, AMT, 5.00%, 07/01/35	755	813,373
Series B, AMT, 5.00%, 07/01/47	3,820	4,005,293
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,495	2,503,623
Montgomery County Higher Education and Health Authority, Refunding RB 5.00%, 05/01/57	4,930	5,383,614
Series A, 4.00%, 09/01/49	2,820	2,827,307
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	2,875	2,834,994
AMT, 5.00%, 12/31/34	10,710	11,191,029
AMT, 5.00%, 12/31/38	13,195	13,667,619
AMT, 5.00%, 06/30/42	2,455	2,533,592
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 11/15/42	2,245	2,208,469
AMT, 5.50%, 11/01/44	1,000	1,021,626
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	575	448,122
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,000	1,006,767
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	6,905	7,203,883
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, RB, 3.40%, 10/01/49	3,635	3,186,452
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 119, AMT, 3.50%, 10/01/36	1,195	1,158,353
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,480	1,575,864
Series A-1, 5.00%, 12/01/41	3,510	3,742,927
Series B, 5.00%, 12/01/40	1,375	1,468,870
Series C, 5.50%, 12/01/33(d)	1,315	1,380,881

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB (continued)
Series C, 5.00%, 12/01/39	$4,775	$5,009,362
Series A, Subordinate, 4.00%, 12/01/49	1,215	1,142,132
Series B, Subordinate, 4.00%, 12/01/51	665	643,087
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	5,155	5,389,217
Pennsylvania Turnpike Commission, Refunding RB 3rd Series, 4.00%, 12/01/38	4,915	4,995,739
Series A-1, 5.00%, 12/01/40	1,805	1,894,548
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	2,110	2,110,095

		103,207,637

Puerto Rico — 5.0%
Children’s Trust Fund, Refunding RB 5.50%, 05/15/39	430	436,207
5.63%, 05/15/43	1,320	1,341,519
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,864	2,853,291
Series A-1, Restructured, 5.00%, 07/01/58	17,311	17,435,345
Series A-2, Restructured, 4.33%, 07/01/40	19,762	19,563,688
Series A-2, Restructured, 4.54%, 07/01/53	500	479,920
Series A-2, Restructured, 4.78%, 07/01/58	1,528	1,523,767
Series B-1, Restructured, 4.75%, 07/01/53	1,377	1,369,256
Series B-2, Restructured, 4.78%, 07/01/58	1,335	1,323,442
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	16,341	4,722,271

		51,048,706

Rhode Island — 1.9%
Rhode Island Housing and Mortgage Finance Corp., Refunding RB, S/F Housing, Series 75-A, 2.35%, 10/01/44	3,925	3,008,567
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	850	760,307
Rhode Island Turnpike & Bridge Authority, RB
Series A, 3.00%, 10/01/38	375	338,966
Series A, 3.00%, 10/01/39	535	475,487
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	1,105	1,181,912
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	525	540,862
Series B, 4.50%, 06/01/45	10,575	10,587,627
Series B, 5.00%, 06/01/50	2,630	2,685,711

		19,579,439

South Carolina — 5.6%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,500	1,543,240
Series A, AMT, 6.00%, 07/01/38	1,955	2,020,143
Series A, AMT, 5.50%, 07/01/41	3,725	3,830,678
County of Berkeley South Carolina, SAB 4.25%, 11/01/40	485	472,310
4.38%, 11/01/49	715	677,834
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(d)	2,505	2,619,486
South Carolina Jobs-Economic Development Authority, RB 5.00%, 11/01/48	3,090	3,306,204
5.00%, 01/01/55(b)	2,290	2,090,523

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	$5,885	$6,315,323
Series A, 4.25%, 05/01/48	1,685	1,708,558
South Carolina Ports Authority, ARB
AMT, 5.00%, 07/01/48	530	557,990
AMT, 5.00%, 07/01/55	2,790	2,931,874
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	16,210	16,789,362
Series A, 4.00%, 12/01/55	1,950	1,825,422
Series E, 5.50%, 12/01/53	1,730	1,779,405
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	4,930	5,066,408
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 2.25%, 07/01/46	4,815	3,794,013

		57,328,773

South Dakota — 0.3%
South Dakota Health & Educational Facilities Authority, Refunding RB, 4.00%, 07/01/42	3,000	3,013,332

Tennessee — 1.7%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	3,550	3,543,305
Massachusetts School Building Authority, ARB, Series B, AMT, 5.00%, 07/01/49	2,590	2,758,399
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46	2,945	3,112,998
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	790	735,885
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, Subordinate, 5.00%, 07/01/54	1,925	2,043,316
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	4,650	4,759,340

		16,953,243

Texas — 8.1%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	385	304,141
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	3,290	3,402,765
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(d)	5,015	5,021,484
City of Houston Texas Airport System Revenue, ARB, Series A, AMT, 6.63%, 07/15/38	1,330	1,331,377
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	765	786,962
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	740	764,954
Series A, AMT, 4.00%, 07/01/48	1,645	1,577,410
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,300	2,385,666
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/38(d)(e)	8,085	3,991,678
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(e)	5,000	2,622,855
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	1,210	1,209,978

70	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	$3,620	$3,678,488
Series B, 5.00%, 01/01/40	1,375	1,391,137
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	1,575	1,591,474
San Antonio Public Facilities Corp., Refunding RB 0.00%, 09/15/35(e)	8,170	4,312,469
0.00%, 09/15/36(e)	17,540	8,730,342
0.00%, 09/15/37(e)	12,550	5,883,980
Convertible, 4.00%, 09/15/42	4,435	4,439,989
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,355	1,486,981
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	2,390	2,645,778
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	1,850	1,932,462
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	690	684,504
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 4.25%, 09/01/43	805	845,999
Series A, (GNMA), 3.63%, 09/01/44	450	449,986
Series A, (GNMA), 3.00%, 09/01/45	1,815	1,558,726
Series A, (GNMA), 3.13%, 07/01/47	3,305	2,876,398
Series A, (GNMA), 3.75%, 09/01/49	245	245,138
Series A, (GNMA), 3.00%, 03/01/50	3,120	2,605,509
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	5,435	6,001,990
Texas Private Activity Bond Surface Transportation Corp., RB
AMT, 5.00%, 06/30/58	1,795	1,840,518
AMT, Senior Lien, 5.00%, 12/31/45	3,020	3,058,931
Texas Transportation Commission, RB, CAB(e) 0.00%, 08/01/35	310	174,742
0.00%, 08/01/36	170	90,863
0.00%, 08/01/37	225	113,784
0.00%, 08/01/38	810	388,221
0.00%, 08/01/41	1,950	789,284
0.00%, 08/01/44	1,010	342,945
0.00%, 08/01/45	1,775	569,983

		82,129,891

Utah — 0.6%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	2,940	3,086,421
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	1,055	1,106,586
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(b)	485	476,587
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(b)	935	909,916
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, (FHA), 4.00%, 01/01/36	455	461,852

		6,041,362

Virginia — 1.0%
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	395	379,253

Security	Par (000)	Value

Virginia (continued)
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	$4,920	$4,833,265
Virginia Housing Development Authority, RB, M/F Housing
Series E, 3.15%, 12/01/49	1,070	909,040
Series I, (FHLMC, FNMA, GNMA), 2.63%, 11/01/53	1,190	884,429
Virginia Housing Development Authority, RB, S/F Housing, Series C, 3.70%, 08/01/48	3,045	2,880,007

		9,885,994

Washington — 1.8%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	490	422,311
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	4,645	4,869,781
Series C, AMT, 5.00%, 04/01/40	2,395	2,487,447
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	1,140	1,161,372
Washington Health Care Facilities Authority, RB 4.00%, 10/01/45	1,670	1,636,568
Series B, 5.00%, 08/15/44	4,000	4,005,960
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	315	332,288
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	3,117	3,004,099

		17,919,826

West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,865	3,771,680

Wisconsin — 2.1%
Public Finance Authority, RB(b) 5.00%, 10/15/41	570	565,105
5.00%, 10/15/56	225	210,171
Series A, 5.00%, 07/15/39	250	262,078
Series A, 5.00%, 07/01/40	450	447,755
Series A, 5.00%, 10/15/40	1,130	1,098,415
Series A, 5.00%, 07/15/49	955	988,849
Series A, 5.00%, 07/15/54	455	469,600
Series A, 5.00%, 10/15/55	1,545	1,429,059
Series A-1, 4.50%, 01/01/35	605	593,844
Series A-1, 5.00%, 01/01/55	825	775,170
Public Finance Authority, Refunding RB(b)
5.00%, 09/01/49	335	299,130
5.25%, 05/15/52	1,015	947,488
5.00%, 09/01/54	455	398,225
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44	520	454,245
Series A, 4.15%, 11/01/48	5,080	5,236,464
Series A, 4.45%, 05/01/57	3,395	3,465,640
Wisconsin Housing & Economic Development Authority, RB, S/F Housing
Series A, 1.80%, 03/01/31	400	355,272
Series A, 1.85%, 09/01/31	320	282,385
Series A, 1.90%, 03/01/32	600	525,998
Series A, 1.95%, 09/01/32	450	392,815

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development Authority, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.05%, 11/01/36	$1,165	$963,440
Series A, (HUD SECT 8), 2.25%, 11/01/41	805	627,068
Series A, (HUD SECT 8), 2.45%, 11/01/46	1,210	961,468

		21,749,684

Total Municipal Bonds — 130.5% (Cost: $1,315,772,973)		1,327,839,615

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Arizona — 0.9%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	4,000	4,235,594
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	5,085	5,133,475

		9,369,069

California — 1.7%
Bay Area Toll Authority, Refunding RB(i) 4.00%, 04/01/42	1,998	2,015,604
4.00%, 04/01/47	9,108	9,124,117
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42(i)	3,729	4,162,751
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	1,980	2,134,986

		17,437,458

Colorado — 0.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	5,518	5,966,036

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,271	3,457,363

District of Columbia — 0.9%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	3,052	3,082,903
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	5,930	5,964,726

		9,047,629

Florida — 2.8%
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	4,215	4,467,174
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,917	1,903,095
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	8,100	7,787,765
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	6,300	7,606,721
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(i)	7,086	6,968,568

		28,733,323

Georgia — 0.5%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	5,594	5,420,919

Illinois — 2.2%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	2,850	2,855,992
Illinois Finance Authority, Refunding RB Series C, 4.00%, 02/15/27(d)	3	2,317

Security	Par (000)	Value

Illinois (continued)
Illinois Finance Authority, Refunding RB (continued)
Series C, 4.00%, 02/15/41	$912	$923,729
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,014	5,064,155
Series A, 5.00%, 01/01/40	6,451	6,916,810
Series B, 5.00%, 01/01/40	2,459	2,653,087
Series C, 5.00%, 01/01/38	3,243	3,423,885

		21,839,975

Kansas — 1.3%
Wyandotte County Unified School District No.500 Kansas City, GO, Series A, 5.50%, 09/01/26	11,167	12,801,985

Louisiana — 0.4%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25(d)	3,600	3,799,258

Maryland — 1.3%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	6,653	7,148,613
Series A, 5.00%, 07/01/46	1,269	1,328,475
Series A, 4.00%, 07/01/49	3,378	3,411,235
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/42	1,500	1,659,247

		13,547,570

Massachusetts — 0.7%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	4,480	4,640,136
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	430	441,760
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(i)	2,000	2,167,508

		7,249,404

Michigan — 1.9%
Michigan Finance Authority, RB
4.00%, 02/15/47	5,520	5,466,478
Series A, 5.00%, 11/01/44	4,671	4,908,182
Series A, 4.00%, 02/15/50	3,977	3,927,177
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	2,050	2,164,036
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,756	2,709,274

		19,175,147

Nevada — 1.9%
County of Clark Nevada, GO
Series A, 5.00%, 06/01/38	7,263	8,078,480
Series A, 5.00%, 05/01/48	2,739	2,950,922
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	8,180	8,705,880

		19,735,282

New Jersey — 1.3%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	1,919	2,038,299
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	5,502	5,660,982
Series G, 4.00%, 01/01/43	5,103	5,185,707

		12,884,988

New York — 6.2%
Metropolitan Transportation Authority, RB, Sub-
Series D-1, 5.25%, 11/15/44	8,220	8,468,482

72	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	$6,314	$6,379,929
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42(i)	3,960	3,960,405
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40(i)	7,286	7,914,850
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23	6,262	6,442,629
Series CC, 5.00%, 06/15/47	7,062	7,265,702
Series DD, 5.00%, 06/15/35	3,945	4,181,395
Series FF, 5.00%, 06/15/39	4,050	4,348,288
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,740	1,732,950
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/49	6,522	6,515,785
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	5,322	5,644,444

		62,854,859

Ohio — 1.2%
Northeast Ohio Regional Sewer District, Refunding RB 4.00%, 11/15/43	6,919	6,947,791
4.00%, 11/15/49(d)(i)	3,154	3,244,991
4.00%, 11/15/49(i)	2,171	2,234,356

		12,427,138

Pennsylvania — 1.3%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(i)	6,042	6,270,146
Pennsylvania Turnpike Commission, RB, Series A, 5.50%, 12/01/42	1,514	1,646,803
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/24(d)	2,907	3,025,427
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,122	2,247,254

		13,189,630

South Carolina — 0.7%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(i)	7,065	6,787,678

Texas — 2.5%
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,703	2,710,111
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	2,907	3,195,471
Houston Community College System, GO, 4.00%, 02/15/43(d)	3,480	3,529,901
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	2,985	3,030,556
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23	879	909,231
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	8,160	8,708,776

Security	Par (000)	Value

Texas (continued)
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	$1,808	$1,808,254
Series A, (GNMA), 3.75%, 09/01/49	1,284	1,284,364

		25,176,664

Virginia — 1.8%
Hampton Roads Transportation Accountability Commission, RB
Series A, 4.00%, 07/01/57	11,880	11,894,321
Series A, Senior Lien, 5.50%, 01/01/28	5,313	6,281,919

		18,176,240

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB
Series A, 5.00%, 10/01/38	6,810	7,539,033
Series B, 4.13%, 08/15/43	1,641	1,629,417

		9,168,450

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	2,620	2,636,499
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,605	1,633,588

		4,270,087

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.7% (Cost: $343,281,223)		342,516,152

Total Long-Term Investments — 164.2% (Cost: $1,659,054,196)		1,670,355,767

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.96%(j)(k)	1,416,488	1,416,913

Total Short-Term Securities — 0.1% (Cost: $1,416,913)		1,416,913

Total Investments — 164.3% (Cost: $1,660,471,109)		1,671,772,680

Other Assets Less Liabilities — 0.6%		6,884,865

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.7)%		(211,018,900)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.2)%		(450,177,989)

Net Assets Applicable to Common Shares — 100.0%		$1,017,460,656

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY)

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)	Zero-coupon bond.
(f)	When-issued security.
(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2023 to July 15, 2042, is $41,064,182. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,527,761	$—	$(6,112,508)	(a)	$1,660	$—	$1,416,913	1,416,488	$10,907	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	478	09/21/22	$57,853	$(1,533,368)
U.S. Long Bond	543	09/21/22	77,836	(3,570,166)
5-Year U.S. Treasury Note	473	09/30/22	53,800	(1,047,318)

				$(6,150,852)

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$6,150,852	$—	$6,150,852

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended July 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$8,966,024	$—	$8,966,024

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(14,598,840)	$—	$(14,598,840)

74	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$189,488,648

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,327,839,615	$—	$1,327,839,615
Municipal Bonds Transferred to Tender Option Bond Trusts	—	342,516,152	—	342,516,152
Short-Term Securities
Money Market Funds	1,416,913	—	—	1,416,913

	$1,416,913	$1,670,355,767	$—	$1,671,772,680

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(6,150,852)	$—	$—	$(6,150,852)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(210,678,835)	$—	$(210,678,835)
VRDP Shares at Liquidation Value	—	(450,300,000)	—	(450,300,000)

	$—	$(660,978,835)	$—	$(660,978,835)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	75

Statements of Assets and Liabilities

July 31, 2022

	BTA	MUA	MUI	MYD

ASSETS
Investments, at value — unaffiliated(a)	$256,375,419	$682,685,703	$1,746,065,493	$945,651,419
Investments, at value — affiliated(b)	505,057	15,028,412	5,321,995	12,963,148
Cash	—	—	—	3,079,283
Cash pledged for futures contracts	628,000	1,597,000	3,418,000	2,222,000
Receivables:
Investments sold	4,233	20,001	2,292,084	5,016
TOB Trust	2,384,714	6,394,234	4,529,456	8,864,066
Dividends — affiliated	2,434	11,093	2,363	10,114
Interest — unaffiliated	2,572,205	6,105,558	16,270,877	8,984,107
From the Manager	—	—	5,262	—
Variation margin on futures contracts	444	—	—	—
Deferred offering costs	—	63,569	—	—
Prepaid expenses	49,237	112,695	252,100	28,613

Total assets	262,521,743	712,018,265	1,778,157,630	981,807,766

ACCRUED LIABILITIES
Bank overdraft	2,564	—	8,163	—
Payables:
Investments purchased	4,069,495	10,167,731	30,371,292	13,124,165
Accounting services fees	19,356	74,305	150,395	94,994
Custodian fees	3,291	5,703	11,093	7,220
Income dividend distributions — Common Shares	732,363	1,749,016	3,989,033	2,416,364
Interest expense and fees	51,211	57,948	290,950	195,964
Investment advisory fees	243,319	574,182	1,576,529	728,479
Offering costs	—	62,942	—	—
Directors’ and Officer’s fees	24,652	4,549	599,669	353,385
Other accrued expenses	10,055	19,912	28,009	18,808
Professional fees	73,764	106,992	117,750	114,866
Transfer agent fees	11,719	41,105	38,186	38,969
Variation margin on futures contracts	10,583	63,743	43,617	87,947

Total accrued liabilities	5,252,372	12,928,128	37,224,686	17,181,161

OTHER LIABILITIES
TOB Trust Certificates	31,506,046	42,443,775	172,298,430	116,155,652
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	75,649,863	174,929,052	561,378,400	251,101,949

Total other liabilities	107,155,909	217,372,827	733,676,830	367,257,601

Total liabilities	112,408,281	230,300,955	770,901,516	384,438,762

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$150,113,462	$481,717,310	$1,007,256,114	$597,369,004

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$156,401,438	$514,493,239	$1,056,226,130	$626,488,709
Accumulated loss	(6,287,976)	(32,775,929)	(48,970,016)	(29,119,705)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$150,113,462	$481,717,310	$1,007,256,114	$597,369,004

Net asset value per Common Share	$11.17	$12.53	$13.64	$12.73

(a) Investments, at cost — unaffiliated	$259,327,140	$719,179,788	$1,759,731,811	$960,237,326
(b) Investments, at cost — affiliated	$504,905	$15,023,441	$5,321,995	$12,961,076
(c) Preferred Shares outstanding	760	1,750	5,617	2,514
(d) Preferred Shares authorized	Unlimited	1,750	18,417	16,234
(e) Par value per Preferred Share	$0.001	$0.10	$0.10	$0.10
(f) Common Shares outstanding	13,437,859	38,440,728	73,870,971	46,919,695
(g) Common Shares authorized	Unlimited	199,998,250	199,981,583	199,983,766
(h) Par value per Common Share	$0.001	$0.10	$0.10	$0.10

See notes to financial statements.

76	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (continued)

July 31, 2022

MQY

ASSETS
Investments, at value — unaffiliated(a)	$1,670,355,767
Investments, at value — affiliated(b)	1,416,913
Cash pledged for futures contracts	3,622,000
Receivables:
Investments sold	2,489,955
Dividends — affiliated	3,861
Interest — unaffiliated	14,350,207
Prepaid expenses	984,630

Total assets	1,693,223,333

ACCRUED LIABILITIES
Payables:
Investments purchased	8,419,925
Accounting services fees	133,669
Custodian fees	13,130
Income dividend distributions — Common Shares	4,101,590
Interest expense and fees	340,065
Investment advisory fees	1,325,757
Directors’ and Officer’s fees	283,789
Other accrued expenses	26,121
Professional fees	65,528
Transfer agent fees	60,975
Variation margin on futures contracts	135,304

Total accrued liabilities	14,905,853

OTHER LIABILITIES
TOB Trust Certificates	210,678,835
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	450,177,989

Total other liabilities	660,856,824

Total liabilities	675,762,677

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,017,460,656

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$1,045,072,593
Accumulated loss	(27,611,937)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,017,460,656

Net asset value per Common Share	$13.89

(a) Investments, at cost — unaffiliated	$1,659,054,196
(b) Investments, at cost — affiliated	$1,416,913
(c) Preferred Shares outstanding	4,503
(d) Preferred Shares authorized	14,503
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	73,242,678
(g) Common Shares authorized	199,985,497
(h) Par value per Common Share	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	77

Statements of Operations

	BTA		MUA
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INVESTMENT INCOME
Dividends — affiliated	$4,606	$440	$24,100	$7,876
Interest — unaffiliated	2,890,320	11,758,181	7,532,189	27,097,983

Total investment income	2,894,926	11,758,621	7,556,289	27,105,859

EXPENSES
Investment advisory	367,127	1,763,543	904,259	3,753,495
Professional	47,550	67,563	58,912	127,106
Accounting services	7,131	28,789	34,792	101,878
Directors and Officer	3,037	10,449	8,792	32,980
Transfer agent	2,761	24,181	27,147	59,884
Registration	1,993	8,362	3,068	12,528
Liquidity fees	1,951	7,741	4,493	6,690
Remarketing fees on Preferred Shares	1,916	7,600	4,411	6,569
Custodian	1,361	5,539	4,685	6,801
Offering	—	—	—	98,605
Miscellaneous	22,404	102,664	15,522	46,614

Total expenses excluding interest expense, fees and amortization of offering costs	457,231	2,026,431	1,066,081	4,253,150
Interest expense, fees and amortization of offering costs(a)	422,199	999,116	919,295	1,183,677

Total expenses	879,430	3,025,547	1,985,376	5,436,827
Less:
Fees waived and/or reimbursed by the Manager	(756)	(421)	(4,047)	(5,207)

Total expenses after fees waived and/or reimbursed	878,674	3,025,126	1,981,329	5,431,620

Net investment income	2,016,252	8,733,495	5,574,960	21,674,239

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(906,890)	95,843	1,485,646	3,614,029
Investments — affiliated	1,021	(161)	1,298	(13,731)
Futures contracts	1,756,817	710,185	2,279,992	296,340

	850,948	805,867	3,766,936	3,896,638

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	2,805,698	(32,017,914)	4,184,274	(91,533,190)
Investments — affiliated	152	—	4,312	659
Futures contracts	(2,534,022)	1,434,268	(4,033,319)	2,824,866

	271,828	(30,583,646)	155,267	(88,707,665)

Net realized and unrealized gain (loss)	1,122,776	(29,777,779)	3,922,203	(84,811,027)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$3,139,028	$(21,044,284)	$9,497,163	$(63,136,788)

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

	MUI		MYD
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INVESTMENT INCOME
Dividends — affiliated	$5,334	$2,552	$17,017	$2,828
Interest — unaffiliated	15,588,407	33,155,263	9,278,162	39,235,668

Total investment income	15,593,741	33,157,815	9,295,179	39,238,496

EXPENSES
Investment advisory	2,375,763	5,609,699	1,149,127	5,513,839
Professional	63,146	75,912	67,244	94,901
Accounting services	45,696	140,602	35,029	146,615
Directors and Officer	26,576	13,808	17,127	31,431
Transfer agent	18,929	46,063	25,196	59,934
Liquidity fees	14,727	3,455	6,454	25,605
Remarketing fees on Preferred Shares	14,158	3,392	6,337	25,140
Registration	3,131	13,122	3,810	16,112
Custodian	974	7,173	2,659	12,329
Reorganization costs	—	415,990	—	—
Miscellaneous	117,196	79,333	21,717	80,673

Total expenses excluding interest expense, fees and amortization of offering costs	2,680,296	6,408,549	1,334,700	6,006,579
Interest expense, fees and amortization of offering costs	2,885,227	4,064,056	1,432,324	3,414,182

Total expenses	5,565,523	10,472,605	2,767,024	9,420,761
Less:
Fees waived and/or reimbursed by the Manager	(934)	(45,629)	(2,847)	(1,810)

Total expenses after fees waived and/or reimbursed	5,564,589	10,426,976	2,764,177	9,418,951

Net investment income	10,029,152	22,730,839	6,531,002	29,819,545

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(19,129,741)	(6,975,329)	55,606	975,462
Investments — affiliated	498	(875)	2,502	(1,680)
Futures contracts	4,816,335	1,744,066	3,093,457	432,645

	(14,312,908)	(5,232,138)	3,151,565	1,406,427

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	39,342,731	(117,533,094)	8,498,423	(128,155,573)
Investments — affiliated	—	—	1,568	504
Futures contracts	(9,493,181)	4,202,988	(5,695,090)	3,748,113

	29,849,550	(113,330,106)	2,804,901	(124,406,956)

Net realized and unrealized gain (loss)	15,536,642	(118,562,244)	5,956,466	(123,000,529)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$25,565,794	$(95,831,405)	$12,487,468	$(93,180,984)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	79

Statements of Operations (continued)

	MQY
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

INVESTMENT INCOME
Dividends — affiliated	$10,907	$2,726
Interest — unaffiliated	16,864,247	68,243,394

Total investment income	16,875,154	68,246,120

EXPENSES
Investment advisory	2,046,524	9,451,804
Transfer agent	51,221	39,312
Accounting services	49,038	203,548
Directors and Officer	22,566	56,920
Registration	13,496	24,440
Custodian	5,403	14,488
Miscellaneous	98,278	223,046

Total expenses excluding interest expense, fees and amortization of offering costs	2,286,526	10,013,558
Interest expense, fees and amortization of offering costs	2,510,380	5,719,472

Total expenses	4,796,906	15,733,030
Less:
Fees waived and/or reimbursed by the Manager	(1,806)	(4,240)

Total expenses after fees waived and/or reimbursed	4,795,100	15,728,790

Net investment income	12,080,054	52,517,330

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,591,360)	(7,963,504)
Investments — affiliated	1,660	(3,036)
Futures contracts	8,966,024	1,947,393

	2,376,324	(6,019,147)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	23,807,570	(206,845,113)
Futures contracts	(14,598,840)	8,510,766

	9,208,730	(198,334,347)

Net realized and unrealized gain (loss)	11,585,054	(204,353,494)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$23,665,108	$(151,836,164)

See notes to financial statements.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BTA			MUA

	Period from 05/01/22 to 07/31/22	Year Ended April 30,		Period from 05/01/22 to 07/31/22	Year Ended April 30,
		2022	2021		2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$2,016,252	$8,733,495	$9,039,515	$5,574,960	$21,674,239	$22,721,507
Net realized gain	850,948	805,867	2,090,573	3,766,936	3,896,638	2,825,504
Net change in unrealized appreciation (depreciation)	271,828	(30,583,646)	25,451,032	155,267	(88,707,665)	68,045,700

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	3,139,028	(21,044,284)	36,581,120	9,497,163	(63,136,788)	93,592,711

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(2,196,989)	(8,677,591)	(8,188,679)	(5,232,689)	(27,559,514)	(23,399,374)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares	—	—	—	1,844,863	12,810,577	17,859,043
Reinvestment of common distributions	14,277	127,234	15,397	81,818	1,039,293	889,656

Net increase in net assets derived from capital share transactions	14,277	127,234	15,397	1,926,681	13,849,870	18,748,699

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	956,316	(29,594,641)	28,407,838	6,191,155	(76,846,432)	88,942,036
Beginning of period	149,157,146	178,751,787	150,343,949	475,526,155	552,372,587	463,430,551

End of period	$150,113,462	$149,157,146	$178,751,787	$481,717,310	$475,526,155	$552,372,587

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	81

Statements of Changes in Net Assets (continued)

	MUI			MYD

	Period from 05/01/22 to 07/31/22	Year Ended April 30,		Period from 05/01/22 to 07/31/22	Year Ended April 30,
		2022	2021		2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,029,152	$22,730,839	$24,510,091	$6,531,002	$29,819,545	$32,362,237
Net realized gain (loss)	(14,312,908)	(5,232,138)	(45,151)	3,151,565	1,406,427	1,992,708
Net change in unrealized appreciation (depreciation)	29,849,550	(113,330,106)	56,855,315	2,804,901	(124,406,956)	85,253,215

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	25,565,794	(95,831,405)	81,320,255	12,487,468	(93,180,984)	119,608,160

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(11,967,097)	(24,815,980)	(24,222,388)	(7,249,093)	(30,564,427)	(31,530,034)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	497,273,284	—	—	—	—
Redemption of common shares	—	(138)	—	—	—	—

Net increase in net assets derived from capital share transactions	—	497,273,146	—	—	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	13,598,697	376,625,761	57,097,867	5,238,375	(123,745,411)	88,078,126
Beginning of period	993,657,417	617,031,656	559,933,789	592,130,629	715,876,040	627,797,914

End of period	$1,007,256,114	$993,657,417	$617,031,656	$597,369,004	$592,130,629	$715,876,040

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	MQY

	Period from 05/01/22 to 07/31/22	Year Ended April 30,
		2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$12,080,054	$52,517,330	$24,245,922
Net realized gain (loss)	2,376,324	(6,019,147)	1,775,843
Net change in unrealized appreciation (depreciation)	9,208,730	(198,334,347)	51,309,680

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	23,665,108	(151,836,164)	77,331,445

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(12,817,468)	(55,356,148)	(23,782,343)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	704,080,024
Reinvestment of common distributions	—	1,173,646	727,882
Redemption of shares resulting from a repurchase offer	—	—	(1,564)

Net increase in net assets derived from capital share transactions	—	1,173,646	704,806,342

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	10,847,640	(206,018,666)	758,355,444
Beginning of period	1,006,613,016	1,212,631,682	454,276,238

End of period	$1,017,460,656	$1,006,613,016	$1,212,631,682

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	83

Statements of Cash Flows

	BTA		MUA
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$3,139,028	$(21,044,284)	$9,497,163	$(63,136,788)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	19,350,321	50,992,397	38,478,074	155,519,525
Purchases of long-term investments	(17,272,358)	(45,598,958)	(28,889,696)	(303,864,530)
Net proceeds from sales (purchases) of short-term securities	20,173	(390,558)	(8,430,244)	(7,873,055)
Amortization of premium and accretion of discount on investments and other fees	(96,257)	(53,944)	(294,023)	(662,579)
Net realized (gain) loss on investments	905,869	(95,682)	(1,486,944)	(3,600,298)
Net unrealized (appreciation) depreciation on investments	(2,805,850)	32,017,914	(4,188,586)	91,532,531
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(2,290)	(135)	(9,144)	(1,928)
Interest — unaffiliated	1,160,957	156,431	4,122,262	(1,488,559)
Variation margin on futures contracts	133,121	(133,565)	398,288	(398,288)
Prepaid expenses	(26,447)	14,390	(18,821)	(93,874)
Deferred offering costs	—	—	2,590	47,679
Increase (Decrease) in Liabilities
Payables
Accounting services fees	4,712	(7,236)	25,145	(17,683)
Custodian fees	994	(1,750)	2,339	(3,767)
Interest expense and fees	22,447	18,303	14,535	16,964
Investment advisory fees	116,694	(19,685)	245,859	49,157
Directors’ and Officer’s fees	789	(2,677)	2,452	966
Other accrued expenses	(143)	1,000	4,663	1,668
Professional fees	7,516	8,226	(128,076)	148,565
Transfer agent fees	(169)	3,374	21,447	3,147
Variation margin on futures contracts	10,583	(13,217)	63,743	(14,451)

Net cash provided by (used for) operating activities	4,669,690	15,850,344	9,433,026	(133,835,598)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(2,182,642)	(8,496,140)	(5,143,691)	(26,735,590)
Payments for offering costs	—	—	(10,644)	6,911
Repayments of TOB Trust Certificates	(3,475,306)	(7,756,521)	(5,668,432)	(33,603,734)
Repayments of Loan for TOB Trust Certificates	—	(53,484)	—	—
Proceeds from issuance of VRDP Shares	—	—	—	175,000,000
Proceeds from TOB Trust Certificates	861,371	884,528	6,290	6,534,082
Proceeds from Loan for TOB Trust Certificates	—	53,484	—	—
Increase (decrease) in bank overdraft	2,564	—	(4,790)	4,790
Amortization of deferred offering costs	4,040	17,041	14,378	1,304
Proceeds from issuance of Common Shares	—	—	1,844,863	13,455,273

Net cash provided by (used for) for financing activities	(4,789,973)	(15,351,092)	(8,962,026)	134,663,036

CASH
Net increase (decrease) in restricted and unrestricted cash	(120,283)	499,252	471,000	827,438
Restricted and unrestricted cash at beginning of period	748,283	249,031	1,126,000	298,562

Restricted and unrestricted cash at end of period	$628,000	$748,283	$1,597,000	$1,126,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$395,712	$963,772	$890,382	$1,165,409

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$14,277	$127,234	$81,818	$1,039,293

84	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (continued)

	BTA		MUA
	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$91,283	$—	$—
Cash pledged
Futures contracts	628,000	657,000	1,597,000	1,126,000

	$628,000	$748,283	$1,597,000	$1,126,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	85

Statements of Cash Flows (continued)

	MUI		MYD

	Period from		Period from
	05/01/22	Year Ended	05/01/22	Year Ended
	to 07/31/22	04/30/22	to 07/31/22	04/30/22

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$25,565,794	$(95,831,405)	$12,487,468	$(93,180,984)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	261,032,965	238,881,861	75,131,107	149,235,038
Purchases of long-term investments	(242,844,544)	(257,551,203)	(35,843,516)	(142,868,987)
Net proceeds from purchases of short-term securities	(5,012,390)	(183,463)	(5,755,034)	(6,554,761)
Amortization of premium and accretion of discount on investments and other fees	3,504,860	8,400,276	772,458	3,549,153
Net realized (gain) loss on investments	19,129,243	6,976,204	(58,108)	(973,782)
Net unrealized (appreciation) depreciation on investments	(39,342,731)	117,533,094	(8,499,991)	128,155,069
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(1,191)	(811)	(8,412)	(1,688)
From the Manager	(5,262)	—	—	—
Interest — unaffiliated	7,912,604	(769,787)	3,919,143	811,658
Variation margin on futures contracts	706,311	(706,311)	562,927	(562,927)
Prepaid expenses	(238,473)	59,827	(27,652)	19,968
Increase (Decrease) in Liabilities
Payables
Accounting services fees	23,820	(26,022)	22,997	(31,251)
Custodian fees	(867)	(5,704)	1,793	(2,494)
Interest expense and fees	148,031	120,451	88,499	62,984
Investment advisory fees	781,859	(200,488)	310,024	(37,962)
Directors’ and Officer’s fees	19,994	(101,354)	12,977	(99,975)
Other accrued expenses	(3,913)	(96,529)	400	5,887
Professional fees	6,007	(17,419)	25,301	(14,256)
Reorganization costs	(395,681)	217,790	—	—
Transfer agent fees	13,924	3,359	19,468	3,881
Variation margin on futures contracts	43,617	(40,067)	87,947	(31,377)

Net cash provided by operating activities	31,043,977	16,662,299	43,249,796	37,483,194

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(11,940,873)	(24,815,979)	(7,249,093)	(30,775,566)
Repayments of TOB Trust Certificates	(28,765,419)	(18,334,898)	(29,787,622)	(37,905,874)
Repayments of Loan for TOB Trust Certificates	—	(1,113,222)	—	(701,779)
Net payments on redemption of capital shares	—	(138)	—	—
Proceeds from TOB Trust Certificates	9,002,605	24,384,691	1,397	29,667,632
Proceeds from Loan for TOB Trust Certificates	—	1,113,222	—	701,779
Increase (decrease) in bank overdraft	8,163	—	(2,477,231)	2,477,231
Amortization of deferred offering costs	3,255	836	4,036	17,024

Net cash used for financing activities	(31,692,269)	(18,765,488)	(39,508,513)	(36,519,553)

CASH
Net increase (decrease) in restricted and unrestricted cash	(648,292)	(2,103,189)	3,741,283	963,641
Restricted and unrestricted cash at beginning of period	4,066,292	6,169,481	1,560,000	596,359

Restricted and unrestricted cash at end of period	$3,418,000	$4,066,292	$5,301,283	$1,560,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,733,941	$3,942,769	$1,339,789	$3,334,174

NON-CASH FINANCING ACTIVITIES
Fair value of investments and derivatives acquired through reorganization	—	846,552,183	—	—

Net proceeds from the issuance of common shares due to reorganization	—	497,273,284	—	—

Net proceeds from the issuance of preferred shares due to reorganization	—	274,600,000	—	—

86	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (continued)

	MUI		MYD

	Period from		Period from
	05/01/22	Year Ended	05/01/22	Year Ended
	to 07/31/22	04/30/22	to 07/31/22	04/30/22

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$617,292	$3,079,283	$—
Cash pledged
Futures contracts	3,418,000	3,449,000	2,222,000	1,560,000

	$3,418,000	$4,066,292	$5,301,283	$1,560,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	87

Statements of Cash Flows (continued)

	MQY

	Period from
	05/01/22	Year Ended
	to 07/31/22	04/30/22

CASH PROVIDED BY OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$23,665,108	$(151,836,164)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	169,441,316	304,350,031
Purchases of long-term investments	(150,787,991)	(296,990,783)
Net proceeds from sales of short-term securities	6,112,508	15,202,769
Amortization of premium and accretion of discount on investments and other fees	424,677	4,567,629
Net realized loss on investments	6,589,700	7,966,540
Net unrealized (appreciation) depreciation on investments	(23,807,570)	206,845,113
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(3,302)	(362)
Interest — unaffiliated	7,631,952	711,848
Variation margin on futures contracts	645,127	(645,127)
Prepaid expenses	1,040	173,530
Increase (Decrease) in Liabilities
Payables
Accounting services fees	32,082	(140,014)
Custodian fees	3,864	(17,327)
Interest expense and fees	135,446	139,037
Investment advisory fees	608,180	(76,467)
Directors’ and Officer’s fees	15,778	(60,278)
Other accrued expenses	437	(34,039)
Professional fees	4,753	(126,920)
Reorganization costs	—	(381,304)
Transfer agent fees	44,746	(32,260)
Variation margin on futures contracts	135,304	(85,530)

Net cash provided by operating activities	40,893,155	89,529,922

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,330,167)	(57,664,921)
Repayments of TOB Trust Certificates	(33,653,461)	(52,262,741)
Repayments of Loan for TOB Trust Certificates	(2,274,984)	(12,313,801)
Proceeds from TOB Trust Certificates	8,220,481	20,299,672
Proceeds from Loan for TOB Trust Certificates	—	14,588,785
Amortization of deferred offering costs	17,387	62,956

Net cash used for financing activities	(41,020,744)	(87,290,050)

CASH
Net increase (decrease) in restricted and unrestricted cash	(127,589)	2,239,872
Restricted and unrestricted cash at beginning of period	3,749,589	1,509,717

Restricted and unrestricted cash at end of period	$3,622,000	$3,749,589

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,357,547	$5,517,479

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$1,173,646

88	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (continued)

	MQY

	Period from
	05/01/22	Year Ended
	to 07/31/22	04/30/22

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$592,589
Cash pledged
Futures contracts	3,622,000	3,157,000

	$3,622,000	$3,749,589

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	89

Financial Highlights (For a share outstanding throughout each period)

	BTA
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$11.10		$13.31	$11.20	$12.47	$12.28	$12.27

Net investment income(a)	0.15		0.65	0.67	0.60	0.62	0.65
Net realized and unrealized gain (loss)	0.08		(2.21)	2.05	(1.26)	0.20	0.01

Net increase (decrease) from investment operations	0.23		(1.56)	2.72	(0.66)	0.82	0.66

Distributions to Common Shareholders from net investment income(b)	(0.16)		(0.65)	(0.61)	(0.61)	(0.63)	(0.65)

Net asset value, end of period	$11.17		$11.10	$13.31	$11.20	$12.47	$12.28

Market price, end of period	$12.10		$10.43	$13.20	$10.92	$11.88	$11.20

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.11	%(d)	(12.33)%	24.80%	(5.70)%	7.34%	5.76%

Based on market price	17.71	%(d)	(16.93)%	26.94%	(3.49)%	12.12%	1.50%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.31	%(f)(g)	1.72%	1.73%	2.54%	2.67%	2.33%

Total expenses after fees waived and/or reimbursed	2.31	%(f)(g)	1.72%	1.73%	2.54%	2.67%	2.33%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	1.16	%(f)(g)	1.15%	1.14%	1.13%	1.13%	1.14%

Net investment income to Common Shareholders	5.49	%(g)	4.95%	5.32%	4.71%	5.11%	5.21%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$150,113		$149,157	$178,752	$150,344	$167,431	$164,787

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000	$76,000	$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$239,633		$296,259	$335,200	$297,821	$320,304	$316,825

TOB Trust Certificates, end of period (000)	$31,506		$31,735	$38,607	$36,908	$34,595	$36,025

Asset coverage per $1,000 of TOB Trust Certificates, end of period(j)	$8,166		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate	8%		17%	27%	34%	31%	44%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.40%, 2.39% and 1.24%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Period from 05/01/22 to 07/31/22	Year Ended April 30,
		2022	2021	2020	2019	2018
Expense ratios	1.15%	1.14%	1.13%	1.12%	1.12%	1.47%

(j)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

90	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUA
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$12.42		$14.77	$12.83	$14.14	$14.01	$14.07

Net investment income(a)	0.15		0.57	0.62	0.63	0.67	0.68
Net realized and unrealized gain (loss)	0.10		(2.20)	1.96	(1.29)	0.12	(0.06)

Net increase (decrease) from investment operations	0.25		(1.63)	2.58	(0.66)	0.79	0.62

Distributions to Common Shareholders(b)
From net investment income	(0.14)		(0.58)	(0.64)	(0.63)	(0.66)	(0.68)
From net realized gain	—		(0.14)	—	(0.02)	—	—

Total distributions to Common Shareholders	(0.14)		(0.72)	(0.64)	(0.65)	(0.66)	(0.68)

Net asset value, end of period	$12.53		$12.42	$14.77	$12.83	$14.14	$14.01

Market price, end of period	$12.55		$11.90	$15.26	$12.48	$14.98	$13.21

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.00	%(d)	(11.63)%	20.41%	(5.03)%	5.97%	4.47%

Based on market price	6.63	%(d)	(18.05)%	27.89%	(12.80)%	19.07%	(6.48)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.67	%(f)(g)	0.98%	0.81%	0.98%	1.01%	0.93%

Total expenses after fees waived and/or reimbursed	1.67	%(f)(g)	0.98%	0.80%	0.98%	1.01%	0.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.88	%(f)(g)	0.77%	0.71%	0.69%	0.70%	0.69%

Net investment income to Common Shareholders	4.75	%(g)	3.90%	4.39%	4.43%	4.77%	4.83%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$481,717		$475,526	$552,373	$463,431	$509,645	$504,470

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$175,000		$175,000	$—	$—	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$321,536		$371,729	$—	$—	$—	$—

TOB Trust Certificates, end of period (000)	$42,444		$41,712	$68,781	$69,232	$71,659	$71,925

Asset coverage per $1,000 of TOB Trust Certificates, end of period(i)	$16,471		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate	5%		24%	19%	21%	19%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.69%, 1.69% and 0.90%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	91

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUI
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022		2021		2020		2019		2018

Net asset value, beginning of period	$13.45		$16.11		$14.62		$15.40		$14.93		$15.17

Net investment income(a)	0.14		0.56		0.64		0.56		0.56		0.59
Net realized and unrealized gain (loss)	0.21		(2.57)		1.48		(0.81)		0.47		(0.23)

Net increase (decrease) from investment operations	0.35		(2.01)		2.12		(0.25)		1.03		0.36

Distributions to Common Shareholders(b)
From net investment income	(0.16)		(0.65)		(0.63)		(0.53)		(0.53)		(0.60)
From net realized gain	—		—		—		—		(0.03)		(0.00	)(c)

Total distributions to Common Shareholders	(0.16)		(0.65)		(0.63)		(0.53)		(0.56)		(0.60)

Net asset value, end of period	$13.64		$13.45		$16.11		$14.62		$15.40		$14.93

Market price, end of period	$12.44		$12.26		$15.09		$13.13		$13.85		$13.01

Total Return Applicable to Common Shareholders(d)
Based on net asset value	2.73	%(e)	(12.79)%		15.08%		(1.41)%		7.68%		2.76%

Based on market price	2.79	%(e)	(15.13)%		20.02%		(1.56)%		11.13%		(2.69)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	2.25	%(g)(h)	1.67	%(i)	1.58%		2.31%		2.63%		2.17%

Total expenses after fees waived and/or reimbursed	2.25	%(g)(h)	1.67	%(i)	1.58%		2.31%		2.63%		2.17%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.07	%(g)(h)(j)	1.02	%(i)(k)	0.98	%(l)	0.97	%(l)	1.01	%(l)	0.97	%(l)

Net investment income to Common Shareholders	4.06	%(h)	3.63%		4.05%		3.59%		3.73%		3.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,007,256		$993,657		$617,032		$559,934		$589,887		$571,769

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$561,700		$561,700		$—		$—		$—		$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$237,229		$276,902		$—		$—		$—		$—

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$—		$—		$287,100		$287,100		$287,100		$287,100

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$—		$—		$314,919		$295,031		$305,464		$299,153

TOB Trust Certificates, end of period (000)	$172,298		$180,858		$93,069		$92,014		$93,421		$79,136

Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$10,104		N/A		N/A		N/A		N/A		N/A

Portfolio turnover rate	14%		25%		13%		20%		24%		34%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.27%, 2.27% and 1.08%, respectively.

(h)	Annualized.
(i)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.62%, 1.61% and 0.96%, respectively.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(m)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

92	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MYD
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022	2021	2020	2019	2018

Net asset value, beginning of period	$12.62		$15.26	$13.38	$14.56	$14.38	$14.71

Net investment income(a)	0.14		0.64	0.69	0.66	0.73	0.79
Net realized and unrealized gain (loss)	0.12		(2.63)	1.86	(1.16)	0.17	(0.30)

Net increase (decrease) from investment operations	0.26		(1.99)	2.55	(0.50)	0.90	0.49

Distributions to Common Shareholders from net investment income(b)	(0.15)		(0.65)	(0.67)	(0.68)	(0.72)	(0.82)

Net asset value, end of period	$12.73		$12.62	$15.26	$13.38	$14.56	$14.38

Market price, end of period	$11.72		$11.43	$14.62	$12.29	$14.15	$13.12

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.21	%(d)	(13.39)%	19.61%	(3.66)%	6.80%	3.47%

Based on market price	3.90	%(d)	(18.13)%	24.76%	(8.94)%	13.76%	(5.85)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.87	%(f)(g)	1.35%	1.36%	2.07%	2.27%	2.00%

Total expenses after fees waived and/or reimbursed	1.87	%(f)(g)	1.35%	1.36%	2.07%	2.27%	2.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)(i)	0.89	%(f)(g)	0.86%	0.87%	0.85%	0.88%	0.89%

Net investment income to Common Shareholders	4.47	%(g)	4.26%	4.66%	4.49%	5.10%	5.33%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$597,369		$592,131	$715,876	$627,798	$682,832	$674,077

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$262,525		$335,533	$384,756	$349,719	$371,612	$368,129

TOB Trust Certificates, end of period (000)	$116,156		$137,078	$145,316	$147,785	$136,925	$167,150

Asset coverage per $1,000 of TOB Trust Certificates, end of period(j)	$8,305		N/A	N/A	N/A	N/A	N/A

Portfolio turnover rate	4%		14%	14%	19%	17%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.89%, 1.89% and 0.91%, respectively

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Period from 05/01/22 to 07/31/22	Year Ended April 30,
		2022	2021	2020	2019	2018
Expense ratios	0.88%	0.85%	0.86%	0.85%	0.88%	0.88%

(j)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	93

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MQY
	Period from 05/01/22 to 07/31/22		Year Ended April 30,
			2022	2021		2020	2019	2018

Net asset value, beginning of period	$13.74		$16.57	$14.79		$15.67	$15.22	$15.56

Net investment income(a)	0.16		0.72	0.75		0.67	0.69	0.77
Net realized and unrealized gain (loss)	0.17		(2.79)	1.80		(0.91)	0.47	(0.29)

Net increase (decrease) from investment operations	0.33		(2.07)	2.55		(0.24)	1.16	0.48

Distributions to Common Shareholders(b)
From net investment income	(0.18)		(0.76)	(0.77)		(0.64)	(0.69)	(0.82)
From net realized gain	—		—	—		—	(0.02)	—

Total distributions to Common Shareholders	(0.18)		(0.76)	(0.77)		(0.64)	(0.71)	(0.82)

Net asset value, end of period	$13.89		$13.74	$16.57		$14.79	$15.67	$15.22

Market price, end of period	$13.12		$12.80	$15.92		$13.88	$13.99	$13.83

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.44	%(d)	(12.93)%	17.56%		(1.44)%	8.42%	3.28%

Based on market price	3.86	%(d)	(15.58)%	20.35%		3.60%	6.53%	(3.55)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.90	%(f)(g)	1.33%	1.48	%(h)	2.20%	2.48%	2.05%

Total expenses after fees waived and/or reimbursed	1.90	%(f)(g)	1.33%	1.47	%(h)	2.20%	2.48%	2.05%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)(j)	0.89	%(f)(g)	0.85%	0.95	%(h)	0.90%	0.93%	0.91%

Net investment income to Common Shareholders	4.84	%(g)	4.45%	4.64%		4.15%	4.55%	4.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,017,461		$1,006,613	$1,212,632		$454,276	$481,212	$467,334

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$450,300		$450,300	$450,300		$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$253,932		$323,543	$369,294		$357,235	$372,487	$364,628

TOB Trust Certificates, end of period (000)	$210,679		$230,928	$268,075		$129,475	$134,198	$139,144

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$7,966		N/A	N/A		N/A	N/A	N/A

Portfolio turnover rate	8%		17%	8%		18%	21%	20%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.92%, 1.92% and 0.92%, respectively.

(g)	Annualized.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.42%, 1.41% and 0.90%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Period from 05/01/22 to 07/31/22	Year Ended April 30,
		2022	2021	2020	2019
Expense ratios	0.89%	0.85%	0.94%	0.90%	0.93%

(k)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

See notes to financial statements.

94	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Diversified
BlackRock Municipal Income Fund, Inc.	MUI	Maryland	Diversified
BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified

The Boards of Directors and Board of Trustees of the Funds are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On May 20, 2022, the Board of each Fund approved a change in the fiscal year end of each Fund, effective as of July 31, 2022, from April 30 to July 31.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of MUI (the “Acquiring Fund”) and the Board and shareholders of BlackRock MuniHoldings Investment Quality Fund (“MFL”), (the “Target Fund”) approved the reorganization of the Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of the Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of the Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 8, 2022, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of the Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganization was accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MUI’s Share Class	Shares of MUI
MFL	Common	37,896,208	0.93874076	Common	35,574,705	(a)
MFL	VRDP	2,746	1	VRDP	2,746

(a)	Net of fractional shares redeemed.

The Target Fund’s net assets and composition of net assets on April 8, 2022, the valuation date of the reorganization were as follows:

MFL
Net assets applicable to Common Shareholders	$497,273,284
Paid-in-capital	513,150,872
Accumulated loss	(15,877,588)

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Fund before the reorganization was $535,317,061. The aggregate net assets applicable to Common Shareholders of the Acquiring Fund immediately after the reorganization amounted to $1,032,590,345. The Target Fund’s fair value and cost of financial instruments prior to the reorganization was as follows:

Target Fund	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MFL	$846,552,183	$858,217,170	$88,413,120	$274,600,000

The purpose of these transactions was to combine two funds managed by the Manager with similar investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on April 11, 2022.

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Notes to Financial Statements  (continued)

Assuming the reorganization had been completed on May 1, 2021, the beginning of the fiscal reporting period of the Acquiring Fund, the pro forma results of operations for the year ended April 30, 2022, are as follows:

• Net investment income (loss): $42,471,276

• Net realized and change in unrealized gain/loss on investments: $(198,977,307)

• Net decrease in net assets resulting from operations: $(156,506,031)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Acquiring Fund’s Statements of Operations since April 11, 2022.

Reorganization costs incurred by MUI in connection with the reorganization were expensed by MUI. The Manager reimbursed MUI $42,542, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Prior Year Reorganization: The Board and shareholders of MQY (the “Acquiring Fund”) and the Board and shareholders of each of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniEnhanced Fund, Inc. (“MEN”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 16, 2021, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MQY’s Share Class	Shares of MQY
BZM	Common	2,083,853	0.91690814	Common	1,910,699	(a)
MHE	Common	2,371,448	0.83140659	Common	1,971,620	(a)
MZA	Common	4,640,560	0.89199202	Common	4,139,337	(a)
MYF	Common	13,713,952	0.88734134	Common	12,168,943	(a)
MEN	Common	29,681,476	0.74877257	Common	22,224,620	(a)
BZM	VRDP	160	1	VRDP	160
MHE	VRDP	185	1	VRDP	185
MZA	VRDP	373	1	VRDP	373
MYF	VRDP	594	1	VRDP	594
MEN	VRDP	1,425	1	VRDP	1,425

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 16, 2021, the valuation date of the reorganization were as follows:

	BZM	MHE	MZA	MYF	MEN
Net assets applicable to Common Shareholders	$31,717,107	$32,728,595	$68,711,731	$202,001,002	$368,921,589
Paid-in-capital	29,279,451	29,061,105	60,666,284	182,846,055	311,066,176
Accumulated earnings	2,437,656	3,667,490	8,045,447	19,154,947	57,855,413

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Acquiring Fund before the reorganization were $510,548,104. The aggregate net assets of the Acquiring Fund immediately after the reorganization amounted to $1,214,628,128. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BZM	$47,375,039	$44,331,936	$2,999,064	$16,000,000
MHE	47,924,139	43,431,566	2,965,858	18,500,000
MZA	106,463,580	96,825,424	2,000,000	37,300,000
MYF	308,464,746	282,979,848	52,915,670	59,400,000

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Notes to Financial Statements  (continued)

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
MEN	580,336,519	514,194,693	82,579,416	142,500,000

The purpose of these transactions was to combine six funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 19, 2021.

Assuming the reorganization had been completed on May 1, 2020, the beginning of the fiscal reporting period of MQY, the pro forma results of operations for the year ended April 30, 2021, are as follows:

• Net investment income (loss): $53,803,674

• Net realized and change in unrealized gain/loss on investments: $128,902,389

• Net increase in net assets resulting from operations: $182,706,063

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in MQY’s Statement of Operations since April 19, 2021.

Reorganization costs incurred by MQY in connection with the reorganization were expensed by MQY. The Manager reimbursed the Fund $45,776.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Directors and Officer expense on the Statements of Operations. The Directors and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	97

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third-party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

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Notes to Financial Statements  (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.
Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MUA, MYD and MQY management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	99

Notes to Financial Statements  (continued)

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BTA	$62,017	$31,644	$12,106	$105,767
MUA	76,099	40,517	11,636	128,252
MUI	349,815	175,046	48,755	573,616
MYD	240,548	117,442	36,941	394,931
MQY	454,959	225,745	74,871	755,575

For the period ended July 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BTA	$52,985,159	$31,506,046	1.36% — 1.48%	$29,668,825	1.42%
MUA	63,699,873	42,443,775	1.34 — 1.48	37,165,971	1.37
MUI	317,851,344	172,298,430	1.36 — 1.43	169,313,140	1.35
MYD	182,516,249	116,155,652	1.34 — 1.50	115,586,422	1.36
MQY	342,516,152	210,678,835	1.36 — 1.63	216,657,824	1.39

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at July 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at July 31, 2022.

For the period ended July 31, 2022, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MQY	$—	—%	$123,640	0.66%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)

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Notes to Financial Statements  (continued)

on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI and BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUA	MYD	MQY
Investment advisory fees	0.55%	0.50%	0.50%

For such services, BTA pays the Manager a monthly fee of 1.00% at an annual rate equal to a percentage of the average weekly value of the Fund’s net assets.

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, with respect to each Fund other than BTA, “net assets” mean the total assets of the Fundminus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

For purposes of calculating this fee, with respect to BTA, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which includes liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares).

Distribution Fees: MUA has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of MUA common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of MUA’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period were as follows:

	Amounts Retained
Fund Name	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
MUA	$3,723	$25,940

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The amounts waived were as follows:

	Amounts Waived
Fund Name	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22
BTA	$756	$421
MUA	4,047	5,207
MUI	934	3,087
MYD	2,847	1,810
MQY	1,806	4,240

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the period ended July 31, 2022 and year ended April 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	101

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the period ended July 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
BTA	$19,717,860	$18,974,177
MUA	39,057,427	35,333,894
MUI	239,409,040	244,899,254
MYD	36,338,927	70,759,246
MQY	130,172,298	157,824,734

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
BTA	$(3,832)	$3,832
MUA	(13,875)	13,875
MUI	(3,232)	3,232
MYD	(3,996)	3,996
MQY	(10,336)	10,336

The tax character of distributions paid was as follows:

Fund Name	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21
BTA
Tax-exempt income	$2,509,381	$9,399,563	$8,844,363
Ordinary income	—	8,003	59,731

	$2,509,381	$9,407,566	$8,904,094

MUA
Tax-exempt income	$6,009,354	$22,728,368	$23,078,942
Ordinary income	—	1,134,817	320,432
Long-term capital gains	—	4,493,321	—

	$6,009,354	$28,356,506	$23,399,374

MUI
Tax-exempt income	$14,275,453	$28,218,624	$27,173,482
Ordinary income	—	224	647

	$14,275,453	$28,218,848	$27,174,129

MYD
Tax-exempt income	$8,282,450	$32,934,118	$33,881,990
Ordinary income	—	46,234	4,080

	$8,282,450	$32,980,352	$33,886,070

MQY
Tax-exempt income	$14,554,886	$59,230,137	$25,481,686
Ordinary income	—	812	15,439

	$14,554,886	$59,230,949	$25,497,125

102	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of July 31, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BTA	$933,649	$172,560	$—	$(4,492,973)	$(2,901,212)	$(6,287,976)
MUA	—	1,070,595	6,857,840	(3,646,950)	(37,057,414)	(32,775,929)
MUI	—	10,261	—	(33,957,408)	(15,022,869)	(48,970,016)
MYD	—	122,989	—	(12,564,077)	(16,678,617)	(29,119,705)
MQY	—	61,395	—	(36,591,325)	8,917,993	(27,611,937)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, amortization methods for premiums on fixed income securities, treatment of residual interests in tender option bond trusts, the accrual of income on securities in default, the timing of distributions and the deferral of compensation to directors.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BTA	$228,252,116	$6,955,787	$(9,833,473)	$(2,877,686)
MUA	691,662,249	17,035,828	(53,427,737)	(36,391,909)
MUI	1,592,976,114	33,783,608	(47,670,664)	(13,887,056)
MYD	856,646,174	29,109,952	(43,297,211)	(14,187,259)
MQY	1,449,841,167	59,738,154	(48,559,162)	11,178,992

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

N O T E S T O F I N A N C I A L S T A T E M E N T S	103

Notes to Financial Statements  (continued)

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

104	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

10. CAPITAL SHARE TRANSACTIONS

Each Fund, except for BTA, is authorized to issue 200 million shares, all of which were initially classified as Common Shares. BTA is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value of each Fund’s Common Shares is $0.10, except for BTA, which is $0.001. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Period from 05/01/22	Year Ended
Fund Name	to 07/31/22	04/30/22	04/30/21

BTA	1,294	9,324	1,214
MUA	6,820	68,542	62,648
MQY	—	70,961	44,250

For the period ended July 31, 2022, shares issued and outstanding remained constant for MUI.

For the period ended July 31, 2022 and years ended April 30, 2022 and April 30, 2021, shares issued and outstanding remained constant for MYD.

For the year ended April 30, 2022, Common Shares of MUI issued and outstanding increased by 35,574,715 as a result of the reorganization of MFL with and into MUI.

For the year ended April 30, 2022, Common Shares of MUI issued and outstanding decreased by 10 as a result of a redemption of fractional shares from the reorganization of MFL with and into MUI.

For the year ended April 30, 2021, Common Shares of MQY issued and outstanding increased by 42,415,313 as a result of the reorganization of BZM, MHE, MZA, MYF and MEN with and into MQY.

For the year ended April 30, 2021, Common Shares of MQY issued and outstanding decreased by 94 as a result of a redemption of fractional shares from the reorganization of BZM, MHE, MZA, MYF and MEN with and into MQY.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the period ended July 31, 2022 and year ended April 30, 2022, the Funds did not repurchase any shares.

MUA has filed a prospectus with the SEC allowing it to issue an additional 5,500,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, MUA, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 4,977,376 Common Shares remain available for issuance under the Shelf Offering. During the period ended July 31, 2022, MUA issued 151,790 shares under the Shelf Offering. See Additional Information - Shelf Offering Program for additional information.

Initial costs incurred by MUA in connection with its shelf offering are recorded as “Deferred offering costs” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

N O T E S T O F I N A N C I A L S T A T E M E N T S	105

Notes to Financial Statements  (continued)

VRDP Shares

The Funds (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

BTA	10/29/15	760	$76,000,000	11/01/45
MUA	12/15/21	1,750	175,000,000	01/01/52
MUI	04/07/22	2,871	287,100,000	04/07/52
	04/11/22	2,746	274,600,000	04/07/52
MYD	06/30/11	2,514	251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41
	04/19/21	2,737	273,700,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	BTA	MUA	MUI	MYD	MQY

Expiration date	04/30/23	04/30/23	04/30/24	04/30/23	07/06/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

BTA	Aa2	A
MUA	Aa2	N/A
MUI	Aa1	AA
MYD	Aa1	AA
MQY	Aa1	AA

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced/are set to commence a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 07/31/22

BTA	10/29/15	04/15/23
MUA	12/15/21	04/15/24
MUI	04/07/22	04/15/23
MYD	04/17/14	04/15/23
MQY	10/22/15	06/21/23

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

106	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the period ended July 31, 2022, the annualized dividend rate for the VRDP Shares were as follows:

	BTA	MUA	MUI	MYD	MQY

Dividend rates	1.63%	1.76%	1.63%	1.63%	1.53%

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

BTA	$312,392	$4,040
MUA	776,665	14,378
MUI	2,308,356	3,255
MYD	1,033,357	4,036
MQY	1,737,418	17,387

11. SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders and Preferred Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BTA	08/01/22	08/15/22	09/01/22	$0.054500
	09/01/22	09/15/22	10/03/22	0.054500
MUA	08/01/22	08/15/22	09/01/22	0.045500
	09/01/22	09/15/22	10/03/22	0.045500
MUI	08/01/22	08/15/22	09/01/22	0.054000
	09/01/22	09/15/22	10/03/22	0.054000
MYD	08/01/22	08/15/22	09/01/22	0.051500
	09/01/22	09/15/22	10/03/22	0.051500
MQY	08/01/22	08/15/22	09/01/22	0.056000
	09/01/22	09/15/22	10/03/22	0.056000

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared

BTA	VRDP	W-7	$164,764
MUA	VRDP	W-7	398,712
MUI	VRDP	W-7	1,217,735
MYD	VRDP	W-7	545,021

N O T E S T O F I N A N C I A L S T A T E M E N T S	107

Notes to Financial Statements  (continued)

	Preferred Shares(a)
Fund Name	Shares	Series	Declared

MQY	VRDP	W-7	$937,981

(a)  Dividends declared for period August 1, 2022 to August 31, 2022.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniYield Fund, Inc., and BlackRock MuniYield Quality Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Long-Term Municipal Advantage Trust, BlackRock MuniAssets Fund, Inc., BlackRock Municipal Income Fund, Inc., BlackRock MuniYield Fund, Inc., and BlackRock MuniYield Quality Fund, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2022, the related statements of operations and cash flows for the period from May 1, 2022 through July 31, 2022 and for the year ended April 30, 2022, the statements of changes in net assets for the period from May 1, 2022 through July 31, 2022 and for each of the two years in the period ended April 30, 2022, the financial highlights for the period from May 1, 2022 through July 31, 2022 and for each of the five years in the period ended April 30, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2022, and the results of their operations and their cash flows for the period from May 1, 2022 through July 31, 2022 and for the year ended April 30, 2022, the changes in their net assets for the period from May 1, 2022 through July 31, 2022 and for each of the two years in the period ended April 30, 2022, and the financial highlights for the period from May 1, 2022 through July 31, 2022 and each of the five years in the period ended April 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal period ended July 31, 2022:

Fund Name	Exempt-Interest Dividends

BTA	$2,326,529
MUA	6,269,919
MUI	12,343,987
MYD	7,558,707
MQY	13,785,986

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal period ended July 31, 2022:

Fund Name	Interest Dividends

BTA	$36,960
MUA	64,256
MUI	10,261
MYD	1,824
MQY	21,500

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal period ended July 31, 2022:

Fund Name	Interest Related Dividends

BTA	$36,960
MUA	64,256
MUI	10,261
MYD	1,824
MQY	21,500

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Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Long-Term Municipal Advantage Trust (“BTA”), BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock Municipal Income Fund, Inc. (“MUI”), BlackRock MuniYield Fund, Inc. (“MYD”) and BlackRock MuniYield Quality Fund, Inc. (“MQY”) (collectively, the “Funds” and each, a “Fund”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreement”) or (the “Agreement”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	111

Disclosure of Investment Advisory Agreements  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with MUA’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered BTA’s performance relative to BTA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTA generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTA, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MUA’s performance relative to MUA’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUA generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUA, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MUI’s performance relative to MUI’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUI generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUI, and that BlackRock has explained its rationale for this belief to the Board. The Board noted that effective October 1, 2021, MUI had undergone a change in investment policy and, in connection therewith, had changed its name from BlackRock Muni Intermediate Duration Fund to BlackRock Municipal Income Fund.

The Board reviewed and considered MYD’s performance relative to MYD’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MYD generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MYD, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered MQY’s performance relative to MQY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MQY generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MQY, and that BlackRock has explained its rationale for this belief to the Board.

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Disclosure of Investment Advisory Agreements  (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BTA’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and fourth quartiles, respectively, relative to the Expense Peers.

The Board noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers.

The Board noted that MYD’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MQY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although MUA may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of MUA’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	113

Disclosure of Investment Advisory Agreements  (continued)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since April 30, 2022 (each Fund changed its fiscal year-end from April 30 to July 31 effective July 31, 2022). This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock Long-Term Municipal Advantage Trust (BTA)

The Fund’s investment objective is to provide current income exempt from regular Federal income tax. Under normal market conditions, the Fund invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. BlackRock Advisors, LLC (the “Manager”) will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. Substantially all of the municipal bonds owned by the Fund are rated below investment grade; however, because the Fund has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Fund’s economic exposure to investment securities is to municipal bonds rated investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Fund and bonds to which the Fund is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (“Baa” or “BBB” or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the Manager. Municipal bonds rated “Baa” by Moody’s are investment grade, but Moody’s considers municipal bonds rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated “BBB” or “Baa” (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds.

Under normal market conditions, up to 50% of the Fund’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (“Ba/BB” or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

These credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

Under normal market conditions, the Fund intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Fund may invest in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Fund may also invest in securities of other open-or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax.

The Fund invests in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gains distributions subject to Federal capital gains taxation.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. Insurance generally is obtained from insurers with a claims-paying ability rated “Aaa” by Moody’s or “AAA” by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

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Investment Objectives, Policies and Risks  (continued)

During temporary defensive periods (e.g., times when, in Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objective under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.

The Fund cannot change its investment objective without the approval of the holders of a majority of its outstanding common shares and preferred, voting together as a single class, and of the holders of a majority of the Fund’s outstanding preferred shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques.

The Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

BlackRock MuniAssets Fund, Inc. (MUA)

The Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s Investor Service Inc. (“Moody’s”)) or BBB (S&P Global Ratings (“S&P”) and Fitch Ratings, Inc. (“Fitch”)) or lower. These are fundamental policies of the Fund and, therefore, may not be changed without the approval of a majority of the Fund’s outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Variable Rate Demand Preferred Shares (the “VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

The Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of BlackRock Advisors, LLC (the “Manager”), prevailing market or financial conditions warrant. The Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Fund means the Fund’s net assets plus the amount of any borrowings for investment purposes.

Ordinarily, the Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Fund may realize taxable capital gains.

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations.

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Investment Objectives, Policies and Risks  (continued)

The Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Manager will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Manager will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions.

Leverage: The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objective and policies.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock Municipal Income Fund, Inc. (MUI)

The Fund’s investment objective is to provide common stockholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund’s investment objective and its policy of investing at least 80% of its net assets (including assets acquired from the sale of preferred stock) plus the amount of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding common stock and the outstanding preferred stock, including the Fund’s outstanding Series W-7 Variable Rate Demand Preferred Shares (“VRDP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.

There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income.

Under normal market conditions, the Fund invests at least 75% of its total assets in a portfolio of Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investor Service Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F- 1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the industries comprising the same economic sector, such as hospitals or life care facilities and transportation-related issuers. However, the Fund will not invest 25% or more of its total assets in any one of the industries comprising an economic sector. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. Emphasis on these sectors may subject the Fund to certain risks.

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If a percentage restriction on investment policies is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The value of bonds and other fixed income obligations may fall when interest rates rise and rise when interest rates fall. In general, bonds and other fixed income obligations with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will similar obligations with shorter maturities. “Duration” measures the sensitivity of a security’s price to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the life of the security. Typically, with a 1% change in interest rates, an investment’s value may be expected to move in the opposite direction approximately 1% for each year of its duration. The greater a portfolio’s duration, the greater the change in the portfolio’s value in response to changes in interest rates. The Manager increases or reduces the Fund’s portfolio duration based on its interest rate outlook. When the Manager expects interest rates to fall, it attempts to maintain a longer portfolio duration. When the Manager expects interest rates to increase, it attempts to shorten the portfolio’s duration. Generally, as is the case with any investment grade fixed income obligations, Municipal Bonds with longer maturities tend to produce higher yields. Under normal market conditions, however, such yield-to-maturity increases tend to decline in the longer maturities (i.e., the slope of the yield curve flattens). At the same time, due to their longer exposure to interest rate risk, prices of longer term obligations are subject to greater market fluctuations as a result of changes in interest rates. Based on the foregoing premises, the Manager believes that the yield and price volatility characteristics of an intermediate duration portfolio generally offer an attractive trade-off between return and risk. There may be market conditions, however, where an intermediate duration portfolio may be less attractive due to the fact that the Municipal Bond yield curve changes from time to time depending on supply and demand forces, monetary and tax policies and investor expectations. As a result, there may be situations where investments in individual Municipal Bonds with longer durations may be more attractive than individual intermediate duration Municipal Bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income.

The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Fund’s Board of Directors (the “Board”) without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating obligations for hedging purposes and to seek to enhance return.

Certain Municipal Bonds may be entitled to the benefits of letters of credit or similar credit enhancements issued by financial institutions. In such instances, the Board of Directors of the Fund and the Manager will take into account, in assessing the quality of such bonds, both the creditworthiness of the issuer of such bonds and the creditworthiness of the financial institution that provides the credit enhancement.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax Exempt Securities”). Non- Municipal Tax Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. While the Fund receives opinions of legal counsel to the effect that the income from the Non-Municipal Tax Exempt Securities in which the Fund invests is excludable from gross income for federal income tax purposes to the same extent as the underlying Municipal Bonds, the Internal Revenue Service (“IRS”) has not issued a ruling on this subject. Were the IRS to issue an adverse ruling or take an adverse position with respect to the taxation of these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Interest received on certain otherwise tax exempt securities that are classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) may be subject to a federal alternative minimum tax. The percentage of the Fund’s total assets invested in “private activity bonds” will vary from time to time. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

BlackRock MuniYield Fund, Inc. (MYD)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

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Investment Objectives, Policies and Risks  (continued)

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub- categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund also may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non- Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may hedge all or a portion of its portfolio of investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.

The Fund may invest in securities pursuant to repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its assets at the time of such borrowings.

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Investment Objectives, Policies and Risks  (continued)

BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non- governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by BlackRock Advisors, LLC (the “Manager”). The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

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Investment Objectives, Policies and Risks  (continued)

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Investment Objectives, Policies and Risks  (continued)

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Variable Rate Demand Obligations Risk (MUI, MYD and MQY): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BTA): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Defensive Investing Risk (BTA, MYD and MQY): For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Repurchase Agreements and Purchase and Sale Contracts Risk (MUA and MYD): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk (BTA and MYD): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Sector Risk (MUI): Sector risk is the risk that the Fund’s concentration in the securities of companies in a specific market sector or industry will cause the Fund to be more exposed to the price movements of companies in and developments affecting that sector than a more broadly diversified fund. To the extent that the Fund concentrates its investments in a particular sector, there is the risk that the Fund will perform poorly during a downturn in that sector.

Leverage Risk: The Fund uses leverage for investment purposes through the issuance of VRDP Shares and investments in TOB Residuals. The Fund may also utilize leverage for investment purposes by entering into derivative instruments with leverage embedded in them and reverse repurchase agreements, as applicable. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

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Investment Objectives, Policies and Risks  (continued)

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•

Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.

•

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•

Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract

•

Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•

Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Indexed and Inverse Securities Risk (BTA, MYD and MQY): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal

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Investment Objectives, Policies and Risks  (continued)

security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BTA): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Preferred Securities Risk (BTA): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Shareholder Update

The following includes additional required disclosures for MUA, which has an effective shelf offering registration statement as of the fiscal year ended July 31, 2022.

Summary of Expenses

The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in MUA’s common shares.

MUA
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)(a)	1.00%
Offering expenses borne by MUA (as a percentage of offering price)(a)	0.01
Dividend Reinvestment Plan Fees	$0.02 per share for open market purchases of common shares(b)
Estimated Annual Expenses (as a percentage of net assets attributable to common shares)
Investment advisory fees	0.77%
Other expenses	0.90
Miscellaneous	0.11
Interest expense(c)	0.79
Total annual expenses	1.67
Fee waiver(d)	—
Total annual fund operating expenses after fee waiver(d)	1.67

(a)

If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(b)

Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by MUA. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $0.02 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)

Assumes the use of leverage in the form of tender option bond transactions and preferred shares representing 31% of Managed Assets at an annual cost of leverage to MUA of 0.98%, which is based on current market conditions. The actual amount of interest expense borne by MUA will vary over time in accordance with the level of MUA’s use of tender option bond transactions and variations in market interest rates, as well as preferred shares transactions and changes to agreement terms with counterparties. Interest expense is required to be treated as an expense of MUA for accounting purposes.

(d)

MUA and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of MUA’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2024. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees MUA pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2024. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by MUA (upon the vote of a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of MUA (the “Independent Directors”)) or a majority of the outstanding voting securities of MUA), upon 90 days’ written notice by MUA to the Manager.

Expense Example

The following example illustrates MUA’s expenses (including the sales load of $10.00 and offering costs of $0.12) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.67% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$27	$62	$100	$206

The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, MUA’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	125

Shareholder Update  (continued)

Share Price Data

The following table summarizes MUA’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters. Effective July 31, 2022, MUA changed its fiscal year end from April 30 to July 31.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2022	$12.57	$10.83	$12.21	$11.65	2.95%	(7.04)%	6,751,266
April 30, 2022	14.44	11.70	14.36	12.75	0.56	(8.24)	4,880,887
January 31, 2022	16.43	13.96	15.02	14.57	9.39	(4.19)	3,487,411
October 31, 2021	16.77	14.76	15.08	14.83	11.21	(0.47)	2,704,969
July 31, 2021	17.46	15.25	15.04	14.78	16.09	3.18	2,765,542
April 30, 2021	15.91	14.23	14.84	14.53	7.21	(2.06)	3,335,653
January 31, 2021	15.28	13.55	14.66	13.92	4.23	(2.66)	3,179,354
October 31, 2020	14.74	13.49	14.01	13.92	5.21	(3.09)	2,844,590
July 31, 2020	14.27	12.58	14.00	12.91	1.93	(2.56)	3,317,978

As of July 31, 2022, MUA’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share are $12.55, $12.53, and 0.16% respectively.

Common shares of MUA have historically traded at both a premium and discount to NAV.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

Senior Securities

The following table sets forth information regarding MUA’s outstanding senior securities as of the end of each of MUA’s last ten fiscal years, as applicable. MUA’s audited financial statements, including Deloitte & Touche LLP’s Report of Independent Registered Public Accounting Firm, and accompanying notes to financial statements, are included in this annual report.

Fiscal Year Ended	Total Amount Outstanding (000)	Asset Coverage			Liquidating Preference	(a)	Average Market Value (000)		Type of Senior Security
July 31, 2022	$42,444	$16,471	(b)	$	N/A		$37,166	(c)	TOBs
July 31, 2022	175,000	321,536	(d)		100,000		N/A		VRDP Shares
April 30, 2022	175,000	371,729	(e)		100,000		N/A		VRDP Shares

(a)

Represents the amount to which a holder of preferred shares would be entitled upon the liquidation of MUA in preference to common shareholders, expressed as a dollar amount per preferred share. VRDP Shares are considered debt of the issuer; therefore, the liquidation preference approximates fair value.

(b)	Calculated by subtracting MUA’s total liabilities (not including VRDP Shares and TOBs) from MUA’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.
(c)	Represents weighted average daily market value of TOBs.
(d)

Calculated by subtracting MUA’s total liabilities (not including VRDP Shares and TOBs) from MUA’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000. Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act.

(e)

Calculated by subtracting MUA’s total liabilities (not including VRDP Shares) from MUA’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

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Automatic Dividend Reinvestment Plan

Pursuant to BTA, MUA, MUI, MYD and MQY’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BTA, MUA, MUI, MYD and MQY declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BTA, MUI and MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA and MYD that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

A U T O M A T I C D I V I D E N D R E I N V E S T M E N T P L A N	127

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

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Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2014) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	129

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Fund serve at the pleasure of the Board.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 25, 2022 for shareholders of record on May 27, 2022 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Class III Directors as follows:

	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Fund Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MYD	24,489,532	15,375,539	24,866,219	14,998,852	24,644,568	15,220,503
MQY	36,926,804	25,738,978	37,353,740	25,312,042	37,355,969	25,309,813
BTA	9,671,475	742,159	9,763,752	649,882	9,653,079	760,555
MUI	27,366,550	38,831,056	27,487,551	38,710,055	27,651,840	38,545,766
MUA	26,473,999	7,792,650	26,479,761	7,786,888	26,573,403	7,693,247

For the Funds listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, R. Glenn Hubbard, Catherine A. Lynch, John M. Perlowski, Frank J. Fabozzi and W. Carl Kester.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider such ESG characteristics it deems relevant or additive, if any, when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds, other than MUA, do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

MUA’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

The following information is a summary of certain changes since April 30, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

On November 2, 2021, each of MUI, MYD and MQY divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, each of MUI, MYD and MQY amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

A D D I T I O N A L I N F O R M A T I O N	131

Additional Information  (continued)

General Information (continued)

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for MUA only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for MUA only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including for MUA only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time to time, MUA may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, MUA may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above MUA’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow MUA to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

On August 26, 2021, MUA filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of MUA are not offers to sell MUA Common Shares or solicitations of an offer to buy MUA Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of MUA contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of MUA carefully and in its entirety before investing. Copies of the final prospectus for MUA can be obtained from BlackRock at blackrock.com.

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Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.(a)

New York, NY 10036

Wells Fargo Bank, N.A.(b)

San Francisco, CA 94104

(a) For BTA, MUA, MUI and MYD.

(b)For MQY.

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

Wells Fargo Securities, LLC(b)

Charlotte, NC 28202

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	133

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAB	Build America Bond

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

134	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

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blackrock.com     |     800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEMYMA-07/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Municipal Income Fund, Inc.	$32,405	$36,006	$13,000	$0	$8,950	$19,900	$437	$420

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

Current Fiscal Year End[3]	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3The registrant changed its fiscal year end from April 30 to July 31 effective July 31, 2022 whereby this fiscal year consists of the three months ended July 31, 2022

4Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Municipal Income Fund, Inc.	$22,387	$20,320

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

1The registrant changed its fiscal year end from April 30 to July 31 effective July 31, 2022 whereby this fiscal year consists of the three months ended July 31, 2022

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, CFA, Director at BlackRock, Michael Perilli, CFA, Director at BlackRock, and Christian Romaglino, CFA, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Kalinoski, Perilli and Romaglino have been members of the registrant’s portfolio management team since 2017, 2017 and 2022.

Portfolio Manager	Biography
Michael Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.

Michael Perilli, CFA	Director of BlackRock since 2021; Vice President of BlackRock from 2017 to 2020; Associate of BlackRock from 2008 to 2016.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager of Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of July 31, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael Kalinoski, CFA	14	0	0	0	0	0

	$30.08 Billion	$0	$0	$0	$0	$0

Michael Perilli, CFA	13	0	0	0	0	0

	$6.48 Billion	$0	$0	$0	$0	$0

Christian Romaglino, CFA	12	0	0	0	0	0

	$6.29 Billion	$0	$0	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski, CFA	$100,001 - $500,000

Michael Perilli, CFA	$10,001 - $50,000
Christian Romaglino, CFA	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Municipal Income Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Fund, Inc.

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Municipal Income Fund, Inc.

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Municipal Income Fund, Inc.

Date: September 23, 2022